UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-04813

BNY Mellon Investment Funds I
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	09/30
Date of reporting period:	09/30/19

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon Diversified Emerging Markets Fund

BNY Mellon International Equity Fund

BNY Mellon Tax Sensitive Total Return Bond Fund

BNY Mellon Small/Mid Cap Growth Fund

BNY Mellon Small Cap Growth Fund

BNY Mellon Small Cap Value Fund

FORM N-CSR

Item 1.             Reports to Stockholders.

BNY Mellon Diversified Emerging Markets Fund

ANNUAL REPORT September 30, 2019

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Diversified Emerging Markets Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon Diversified Emerging Markets Fund (formerly Dreyfus Diversified Emerging Markets Fund), covering the 12-month period from October 1, 2018 through September 30, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Equity markets weakened in the fourth quarter of 2018, as concerns about rising interest rates, trade tensions and slowing global growth provided downward pressure on returns. In December 2018, stocks experienced a sharp sell-off, as it appeared that the U.S. Federal Reserve (the “Fed”) would maintain its hawkish stance on monetary policy. In January 2019, the Fed commented that it would slow the pace of interest-rate increases, which helped stimulate a rebound across equity markets that continued into the second quarter. Escalating trade tensions disrupted equity markets again in May. The dip was short-lived, as markets rose once again in June. However, despite continued supportive central bank policies, pockets of volatility persisted through the end of the period. Despite the turbulence, several major U.S. equity indices posted modestly positive returns for the 12-month period. In general, small-cap stocks lagged their mid- and large-cap counterparts and non-U.S. markets trailed U.S. performance.

In fixed-income markets, October 2018 brought a risk-off mentality, fueled in part by equity market volatility. A flight to quality supported price increases for U.S. Treasuries, which continued through the end of the year, leading to a flattening yield curve. After the Fed’s supportive statements in January 2019, other developed market central banks followed suit and reiterated their abilities to bolster flagging growth by continuing supportive policies. This helped to further buoy fixed-income instrument prices. At the end of July and in mid-September, the Fed cut the federal funds rate by 25 basis points, for a total reduction of 50 basis points thus far in 2019. Both the U.S. and Global Bloomberg Barclays Aggregate Bond Indices produced strong returns for the 12 months.

We believe that over the near term, the outlook for the U.S. remains positive, but we will monitor relevant data for any signs of a change. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
October 15, 2019

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from October 1, 2018 through September 30, 2019, as provided by portfolio managers Julianne McHugh, C. Wesley Boggs, William S. Cazalet, CAIA, Peter D. Goslin, CFA, and Syed A. Zamil, CFA, of Mellon Investments Corporation, Sub-Investment Adviser

Market and Fund Performance Overview

For the 12-month period ended September 30, 2019, BNY Mellon Diversified Emerging Markets Fund’s (formerly, Dreyfus Diversified Emerging Markets Fund) Class A shares produced a total return of -1.87%, Class C shares returned -2.62%, Class I shares returned -1.26% and Class Y shares returned -1.15%.1 In comparison, the fund’s benchmark, the MSCI Emerging Markets Index (the “Index”), produced a return of -2.02% for the same period.2

Emerging-market stocks generally posted losses during the reporting period, due in part to volatility created by trade disputes and other geopolitical uncertainty. The fund’s relative performance compared to the Index was due primarily to outperformance of the Multi-Factor Equity Strategy, Active Equity Strategy and BNY Mellon Global Emerging Markets Fund versus each of their respective benchmarks.

The Fund’s Investment Approach

The fund seeks long-term capital growth. To pursue its goal, the fund invests at least 80% of its assets, plus any borrowings for investment purposes, in equity securities (or other instruments with similar economic characteristics) of companies located, organized, or with a majority of assets or business in countries considered to be emerging markets, including other investment companies that invest in such securities.

The fund uses a “manager-of-managers” approach by selecting one or more experienced investment managers to serve as sub-advisers to the fund. The fund also uses a “fund-of-funds” approach by investing in one or more underlying funds. The fund allocates its assets among the emerging market equity strategies separately employed by: (i) Mellon Investments Corporation (“Mellon”), the fund’s sub-adviser, through its Active Equity portfolio management team (the Active Equity Strategy); (ii) Mellon through its Multi-Factor Equity portfolio management team (the Multi-Factor Equity Strategy); (iii) BNY Mellon Global Emerging Markets Fund, an affiliated underlying fund, which is sub-advised by Newton Investment Management (North America) Limited (the Newton Fund); and (iv) BNY Mellon Strategic Beta Emerging Markets Equity Fund, an affiliated underlying fund, which is sub-advised by Mellon (the Strategic Beta Fund). BNY Mellon Investment Adviser, Inc. determines the investment strategies and sets the target allocations.

Geopolitical Events Drive Market Volatility

Financial markets faced a broad array of problematic geopolitical developments over the 12 months. These ranged from civil protests in Hong Kong, attacks on Saudi Arabia’s oil infrastructure, the initiation of an impeachment inquiry against the U.S. president and the

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Brexit saga in the UK. In addition, continuing trade tensions between the U.S. and China remained a key variable shaping investor sentiment for much of the period.

The reporting period began with a significant equity-market sell-off, stoked by a renewed articulation of hawkish narrative by U.S. Federal Reserve (“Fed”) officials. The possibility that the Fed might continue to raise interest rates in the face of unsupportive data spooked investors. In January 2019, the Fed emphasized its focus on data as the primary driver for rate-hike decisions, and its ability to suspend additional rate increases when the data is not supportive. These statements heralded a rebound in equities over the start of the year. Nevertheless, mounting structural, cyclical and geopolitical concerns ensured that market volatility persisted. Emerging-market equities were negatively affected by a strong dollar, trade disputes between the U.S. and China and general geopolitical unrest across several regions.

Most Underlying Strategies Produce Positive Relative Results

The Multi-Factor Equity Strategy outperformed the Index, in part due to successful security selection in the utilities and consumer staples sectors. Stock decisions in Brazil and South Africa also helped results. Brazil-based meat producer JBS was among the largest individual contributors to returns. That company’s stock price rallied amid a weakening Brazilian real and increased margins on its products. Brazilian utility Companhia de Saneamento Básico do Estado de São Paulo was also among the top-performing positions, as was China-based Zhongsheng Group Holdings. On the other hand, financials and energy holdings weighed on returns, as did companies based in Indonesia and Poland. Poland-based coal mining company Jastrzębska Spółka Węglowa was among the top detractors. That company’s stock price fell on a worsening outlook for coal prices throughout the period. South Korea-based Hyundai Marine & Fire Insurance and Indonesian paper company Indah Kiat Pulp & Paper were also among the most significant individual detractors.

The Newton Fund fared better than the Index on the strength of favorable stock selections within the consumer discretionary, health care and information technology sectors. At a country level, positioning in India was particularly strong. Six of the strategy’s top ten performance contributors over the period were India-based companies. Positioning within Argentina and China was also beneficial, owing largely to the holdings in IT services company Globant and New Oriental Education & Technology Group, respectively. The top contributor to performance over the period was New Oriental Education & Technology Group, which has appreciated sharply over the reporting period, thanks to strong growth in its core after-school tutoring business. India was the most positive contributor on a country basis, led by consumer stocks jeweler Titan, cinema operator PVR and Hindustan Unilever. Conversely, positions within financials and materials were the biggest detractors at the sector level. At a country level, the underweight in Brazil was the largest detractor. Australia also detracted owing to the holding in lithium miner Orocobre, as did the void position in Russia, which rallied led by oil stocks. Battery maker Samsung SDI was the largest individual stock detractor after the company reported slightly softer-than-expected results and guidance in

4

March. There was also weakness in the somewhat related lithium mining stocks Orocobre and Sociedad Química y Minera de Chile, because of soft spot prices and delays to production. India-based finance company Edelweiss Financial Services also detracted, having been caught in the tight liquidity environment mentioned above, with lower growth and potentially higher risk. The fund’s underweight to Brazil was also a negative factor, as that market saw a wave of optimism around the election of new right-wing President Jair Bolsonaro.

The Active Equity Strategy outperformed the Index as a result of successful stock selection, particularly within the communication services, utilities and financials sectors, and among companies based in China. A lack of exposure to China-based Baidu, which was down significantly during the period, boosted relative results. An overweight to Tencent Holdings was also beneficial, as the company rebounded after working through regulatory concerns which hampered the stock price in 2018. A lack of exposure to companies based in Saudi Arabia also bolstered results. Conversely, stock selections within the consumer staples and industrials sectors provided a headwind to results, as did positions in companies based in South Korea and Turkey. A position in communications company Turkcell İletişim Hizmetleri was one of the largest individual detractors from performance.

Conversely, the fund’s performance compared to the Index was negatively affected by shortfalls in one of the underlying funds. Relative performance of the BNY Mellon Strategic Beta Emerging Markets Equity Fund was undermined by security selections within the industrials and financials sectors, as well as companies based in China and South Korea. China Petroleum & Chemical was one of the largest overall detractors. The large, China-based refiner’s stock fell during the period after the company missed earnings estimates and announced a dividend that was less generous than investors expected. A position on South Korea-based steel manufacturer POSCO and industrials company SK Holdings also provided a headwind to returns. Conversely, selections within the health care and communication services sectors bolstered performance, as did holdings in Brazil- and Russia-based organizations. Russian energy company Gazprom was among the top individual contributors to relative performance. A position in Brazil-based beef producer JBS was also beneficial. Elsewhere in the markets, a lack of exposure to China-based Internet search company Baidu also bolstered results.

Finding Ample Opportunities in the Emerging Markets

In the current environment, we believe pessimistic earnings expectations are already incorporated into equity prices, and that investing in emerging markets gives access to valuations that are currently more in line with their long-term-averages versus more richly valued U.S. markets. The good news is that positive earnings surprises could potentially have an uplifting effect on stock prices, as would a trade deal between the U.S. and China. That said, we expect geopolitical uncertainty to continue to affect the markets over the near term. However, ongoing support from central banks could provide a positive tailwind over the next 12 months. Each of the fund’s underlying strategies and underlying funds employs its own distinctive approach to investing in emerging-market equities, and all report that they

5

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

have continued to find opportunities that meet their investment criteria across a wide variety of markets and industry groups.

October 15, 2019

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s returns reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through February 1, 2020, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 Source: Lipper Inc. — The MSCI Emerging Markets Index is a free float-adjusted, market capitalization-weighted index that is designed to measure equity market performance of emerging markets. It reflects reinvestment of net dividends and, where applicable, capital gain distributions. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. These special risks include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged.

Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of companies located in emerging markets are often subject to rapid and large changes in price. An investment in this fund should be considered only as a supplement to a complete investment program for those investors willing to accept the greater risks associated with investing in emerging-market countries.

The ability of the fund to achieve its investment goal depends, in part, on the ability of BNY Mellon Investment Adviser, Inc. to allocate effectively the fund’s assets among investment strategies, sub-advisers and underlying funds. There can be no assurance that the actual allocations will be effective in achieving the fund’s investment goal or that an investment strategy, sub-adviser or underlying fund will achieve its particular investment objective.

Each strategy of the sub-adviser makes investment decisions independently, and it is possible that the investment styles of the individual strategies of the sub-adviser may not complement one another. As a result, the fund’s exposure to a given stock, industry, sector, market capitalization, geographic area or investment style could unintentionally be greater or smaller than it would have been if the fund had a single investment strategy.

The risks of investing in other investment companies, including exchange-traded funds (ETFs), typically reflect the risks associated with the types of instruments in which the investment companies and ETFs invest. When the fund or an underlying fund invests in another investment company or ETF, shareholders of the fund will bear indirectly their proportionate share of the expenses of the other investment company or ETF (including management fees) in addition to the expenses of the fund. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions.

The fund may use derivative instruments, such as options, futures, options on futures, forward contracts, and swaps. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

6

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares and Class I shares of BNY Mellon Diversified Emerging Markets Fund with a hypothetical investment of $10,000 in the MSCI Emerging Markets Index (the “Index”)

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in Class A, Class C, and Class I shares of BNY Mellon Diversified Emerging Markets Fund on 9/30/09 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is a free float–adjusted market capitalization-weighted index that is designed to measure equity market performance of emerging markets. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

7

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Diversified Emerging Markets Fund with a hypothetical investment of $1,000,000 in the MSCI Emerging Markets Index (the “Index”)

† Source: Lipper Inc.

††  The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 1/31/14 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a hypothetical $1,000,000 investment made in Class Y shares of BNY Mellon Diversified Emerging Markets Fund on 9/30/09 a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all other applicable fees and expenses of fund’s Class Y shares. The Index is a free float–adjusted market capitalization-weighted index that is designed to measure equity market performance of emerging markets. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

8

Average Annual Total Returns as of 9/30/19
	Inception	1 Year	5 Years	10 Years
	Date
Class A shares
with maximum sales charge (5.75%)	3/31/09	-7.49%	0.24%	1.85%
without sales charge	3/31/09	-1.87%	1.43%	2.46%
Class C shares
with applicable redemption charge †	3/31/09	-3.59%	0.57%	1.63%
without redemption	3/31/09	-2.62%	0.57%	1.63%
Class I shares	7/10/06	-1.26%	1.92%	2.96%
Class Y shares	1/31/14	-1.15%	1.98%	3.01%††
MSCI Emerging Markets Index		-2.02%	2.33%	3.37%

†  The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 1/31/14 (the inception date for Class Y shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

9

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Diversified Emerging Markets Fund from April 1, 2019 to September 30, 2019. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended September 30, 2019

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$7.65	$11.58	$4.40	$4.01
Ending value (after expenses)	$969.50	$965.70	$972.70	$973.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended September 30, 2019

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$7.84	$11.86	$4.51	$4.10
Ending value (after expenses)	$1,017.30	$1,013.29	$1,020.61	$1,021.01

†  Expenses are equal to the fund’s annualized expense ratio of 1.55% for Class A, 2.35% for Class C, .89% for Class I and .81%for Class Y, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the actual days in the period).

10

STATEMENT OF INVESTMENTS
September 30, 2019

Description	Shares		Value ($)
Common Stocks - 55.5%
Argentina - .3%
Globant	7,179	[a]	657,453
Brazil - 4.0%
B3 - Brasil Bolsa Balcao	19,700		207,765
Banco Bradesco	9,330		70,442
Banco do Brasil	47,400		520,208
BB Seguridade Participacoes	29,700		251,470
BR Malls Participacoes	4,235		14,769
CCR	169,600		704,124
Cia de Saneamento Basico do Estado de Sao Paulo	56,900		676,509
Cia Siderurgica Nacional	202,600		646,085
EDP - Energias do Brasil	270,500		1,260,395
Hypera	58,200		470,648
IRB Brasil Resseguros	32,700		295,051
JBS	80,700		635,508
Pagseguro Digital, Cl. A	9,905	[a,b]	458,701
Petroleo Brasileiro, ADR	85,928		1,129,094
Vale	37,400		431,523
YDUQS Part	69,700		602,564
			8,374,856
Chile - .3%
Aguas Andinas, Cl. A	159,300		87,127
Cia Cervecerias Unidas	8,745		97,688
Enel Americas	614,500		112,509
Enel Generacion Chile	568,400		312,096
			609,420
China - 15.7%
Alibaba Group Holding, ADR	38,130	[a]	6,376,480
Angang Steel, Cl. H	148,200		54,329
Anhui Conch Cement, Cl. H	238,000		1,419,595
ANTA Sports Products	74,000		612,828
BAIC Motor, Cl. H	806,000	[c]	499,288
Baidu, ADR	2,050	[a]	210,658
BBMG, CI. A	257,600		120,226
Beijing Capital International Airport, Cl. H	152,000		130,044
China Coal Energy, Cl. H	1,302,000		530,239
China Construction Bank, Cl. H	3,091,000		2,350,531
China Everbright Bank, Cl. A	859,300		475,430
China Evergrande Group	42,000	[a]	89,979
China Merchants Bank, Cl. A	200		978

11

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 55.5% (continued)
China - 15.7% (continued)
China National Building Material, Cl. H	634,000		572,794
China Petroleum & Chemical, Cl. H	278,000		165,944
China Resources Sanjiu Medical & Pharmaceutical Co., Cl. A	89,300		365,780
China Shenhua Energy, Cl. H	227,000		454,391
China Vanke, Cl. H	11,300		39,562
China Yangtze Power, Cl. A	120,800		309,036
Chongqing Rural Commercial Bank, Cl. H	589,000		313,561
CNOOC	684,000		1,050,892
Country Garden Holdings	29,000		36,530
CRRC, Cl. H	8,000		5,599
ENN Energy Holdings	68,200		708,077
Guangzhou Automobile Group, Cl. H	440,000		423,533
Hundsun Technologies, Cl. A	62,900		656,300
Li Ning	207,500		596,721
Longfor Group Holdings	7,000	[c]	26,250
Meituan Dianping, Cl. B	54,800	[a]	558,807
Ping An Insurance Group Company of China, Cl. H	310,500		3,593,325
Shandong Weigao Group Medical Polymer, Cl. H	280,000		288,734
Shanghai Pharmaceuticals Holding, Cl. H	186,900		338,807
Sihuan Pharmaceutical Holdings Group	995,000		151,905
Sino-Ocean Group Holding	22,500		7,643
Sinotruk Hong Kong	379,500		564,997
Tencent Holdings	169,400		7,189,284
Tingyi Cayman Islands Holding	184,000		259,931
Weichai Power, Cl. H	457,000		662,599
Wuliangye Yibin, Cl. A	34,700		633,081
Zhongsheng Group Holdings	39,500		125,186
			32,969,874
Colombia - .5%
Bancolombia, ADR	10,679	[b]	528,077
Grupo Aval Acciones y Valores, ADR	47,797		356,566
Interconexion Electrica	26,870		140,836
			1,025,479
Czech Republic - .3%
Moneta Money Bank	195,526	[c]	602,775
Hong Kong - 1.6%
China Mobile	39,000		323,671
China Overseas Land & Investment	28,000		88,578
China Resources Cement Holdings	226,000		226,961
China Resources Land	20,000		83,384
China Unicom Hong Kong	800,000		845,812

12

Description	Shares		Value ($)
Common Stocks - 55.5% (continued)
Hong Kong - 1.6% (continued)
Kingboard Laminates Holdings	89,000		80,801
Kunlun Energy	164,000		141,389
Nine Dragons Paper Holdings	114,000		96,512
Shanghai Industrial Holdings	83,000		154,630
Shanghai Industrial Urban Development Group	83,000		10,435
Shimao Property Holdings	366,500		1,064,666
SSY Group	306,000		240,958
			3,357,797
Hungary - .5%
MOL Hungarian Oil & Gas	52,500		493,804
OTP Bank	13,075		544,763
			1,038,567
India - 5.0%
ACC	35,671		809,760
Aurobindo Pharma	97,207		808,621
Bajaj Finance	5,210		297,665
Bharti Infratel	139,427		506,419
Dr. Reddy's Laboratories	8,400		319,945
Hindalco Industries	149,600		404,622
Hindustan Petroleum	201,361		857,498
Hindustan Unilever	25,505		713,607
Housing Development Finance	32,682		912,435
ICICI Bank	109,448		670,927
Infosys	50,140		568,388
Larsen & Toubro	57,306		1,192,379
Maruti Suzuki India	5,492		520,854
Oil & Natural Gas	284,600		530,710
Shriram Transport Finance	45,667		689,921
The Tata Power	79,700		70,243
UPL	66,918		570,405
			10,444,399
Indonesia - .7%
Bank Mandiri	1,717,000		844,128
Gudang Garam	95,300		351,744
Indah Kiat Pulp & Paper	439,600		200,655
			1,396,527
Luxembourg - .1%
Tenaris, ADR	12,573	[b]	266,296
Malaysia - .4%
Hong Leong Financial Group	125,300		486,218
RHB Bank	240,000		323,331
			809,549

13

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 55.5% (continued)
Mexico - 1.9%
America Movil, Ser. L	1,027,200		763,087
Arca Continental	100,700		545,956
Fibra Uno Administracion	12,700		18,605
Grupo Aeroportuario del Centro Norte	95,900		570,667
Grupo Aeroportuario del Pacifico, Cl. B	10,400		100,374
Grupo Financiero Banorte, Cl. O	187,100		1,008,410
Grupo Mexico, Ser. B	195,000		457,213
Wal-Mart de Mexico	201,100		596,044
			4,060,356
Netherlands - .2%
VEON, ADR	154,232		370,157
Philippines - .8%
Ayala Land	742,000		708,301
Globe Telecom	6,020		212,480
International Container Terminal Services	270,130		628,787
Metro Pacific Investments	1,842,000		177,036
SM Prime Holdings	44,800		32,167
			1,758,771
Poland - .0%
Jastrzebska Spolka Weglowa	20,140		109,537
Russia - 3.2%
Gazprom, ADR	207,336		1,428,429
Lukoil, ADR	21,950		1,812,549
MMC Norilsk Nickel, ADR	4,540		116,197
Rosneft Oil, GDR	11,893		76,165
Sberbank of Russia, ADR	107,982		1,530,120
Sistema, GDR	5,949		23,004
Surgutneftegas, ADR	12,340		66,116
Tatneft, ADR	7,200		457,001
X5 Retail Group, GDR	12,502		436,937
Yandex, Cl. A	19,185	[a]	671,667
			6,618,185
Singapore - .3%
Sea, ADR	19,046	[a,b]	589,474
South Africa - 2.7%
Absa Group	24,910		251,909
Clicks Group	33,520		476,101
Growthpoint Properties	16,697		25,473
Investec	86,400		455,851
Kumba Iron Ore	14,204		351,329
Naspers, Cl. N	12,213		1,855,481
Nedbank Group	29,500		442,651

14

Description	Shares		Value ($)
Common Stocks - 55.5% (continued)
South Africa - 2.7% (continued)
Redefine Properties	20,141		10,426
Resilient	2,303		9,857
Sibanye Gold	788,510	[b]	1,073,351
Telkom	105,073		490,140
The Foschini Group	25,600		276,445
			5,719,014
South Korea - 6.9%
Daelim Industrial	6,145		535,535
Doosan Bobcat	8,010		237,537
Fila Korea	1,800		87,165
Hotel Shilla	2,000		144,214
Hyundai Glovis	2,800		365,568
Hyundai Mobis	2,939		620,794
KB Financial Group	6,260		223,931
Korea Investment Holdings	15,679		981,695
Korea Zinc	460		172,617
Kumho Petrochemical	8,536		507,742
LG Uplus	36,000		411,574
Meritz Securities	210,188		887,742
NH Investment & Securities	39,400		418,545
POSCO	2,697		510,820
Posco International	7,800		124,926
Samsung Electronics	108,465		4,425,364
Samsung Securities	10,900		321,554
Shinhan Financial Group	25,526		889,690
Shinsegae	1,300		286,316
SK Hynix	22,244		1,529,658
S-Oil	4,141		345,639
Woori Financial Group	36,160		376,647
			14,405,273
Taiwan - 7.5%
Asia Cement	138,000		192,781
Chailease Holding	507,707		2,051,515
Delta Electronics	250,000		1,071,592
Feng Tay Enterprise	115,500		830,481
Globalwafers	11,000		112,055
Lite-On Technology	249,000		394,989
MediaTek	107,000		1,275,591
Nien Made Enterprise	14,000		122,742
Powertech Technology	98,000		275,447
Radiant Opto-Electronics	102,000		389,595
Realtek Semiconductor	75,000		555,674
Taiwan Cement	116,641		149,070

15

STATEMENT OF INVESTMENTS (continued)

Description		Shares		Value ($)
Common Stocks - 55.5% (continued)
Taiwan - 7.5% (continued)
Taiwan Semiconductor Manufacturing		727,600		6,409,745
Uni-President Enterprises		242,000		583,461
Win Semiconductors		66,000		592,467
Winbond Electronics		227,000		130,605
Zhen Ding Technology Holding		144,000		515,206
				15,653,016
Thailand - .7%
Muangthai Capital		211,900		396,034
PTT, NVDR		75,400		113,878
Thai Beverage		1,187,500		761,430
Thai Oil		47,900		109,353
				1,380,695
Turkey - 1.3%
Akbank		5,980	[a]	8,617
BIM Birlesik Magazalar		63,187		550,336
Emlak Konut Gayrimenkul Yatirim Ortakligi		14,424		3,552
Eregli Demir ve Celik Fabrikalari		436,172		529,705
Ford Otomotiv Sanayi		45,922		483,450
KOC Holding		202,604		679,006
Turkiye Is Bankasi, Cl. C		428,700	[a]	476,265
Turkiye Sise ve Cam Fabrikalari		27,110		22,441
Turkiye Vakiflar Bankasi, Cl. D		21,320	[a]	19,602
				2,772,974
United Arab Emirates - .6%
Dubai Islamic Bank		826,942		1,181,644
Emaar Properties		29,063		36,498
				1,218,142
Total Common Stocks (cost $102,028,296)				116,208,586

Exchange-Traded Funds - .8%
United States - .8%
iShares MSCI Emerging Markets ETF		37,705	[b]	1,541,003
Vanguard FTSE Emerging Markets ETF		1,200		48,312
Total Exchange-Traded Funds (cost $1,545,542)				1,589,315
	Preferred Dividend Yield (%)
Preferred Stocks - .7%
Brazil - .4%
Banco Bradesco	3.00	17,197		140,558
Banco do Estado do Rio Grande do Sul, Cl. B	10.34	149,900		812,103
				952,661

16

Description	Preferred Dividend Yield (%)	Shares		Value ($)
Preferred Stocks - .7% (continued)
South Korea - .3%
Samsung Electronics	2.66	17,820		585,660
Total Preferred Stocks (cost $1,191,542)				1,538,321

Investment Companies - 41.1%
Registered Investment Companies - 41.1%
BNY Mellon Global Emerging Markets Fund, Cl. Y		4,426,309	[d]	69,050,412
BNY Mellon Strategic Beta Emerging Markets Equity, Cl. Y		1,373,685	[d]	17,074,910
Total Investment Companies (cost $72,990,483)				86,125,322
	1-Day Yield (%)
Investment of Cash Collateral for Securities Loaned - .3%
Registered Investment Companies - .3%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $582,162)	1.89	582,162	[d]	582,162
Total Investments (cost $178,338,025)		98.4%		206,043,706
Cash and Receivables (Net)		1.6%		3,261,410
Net Assets		100.0%		209,305,116

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

GDR—Global Depository Receipt

NVDR—Non-Voting Depository Receipt

aNon-income producing security.

bSecurity, or portion thereof, on loan. At September 30, 2019, the value of the fund’s securities on loan was $3,053,114 and the value of the collateral was $3,165,219, consisting of cash collateral of $582,162 and U.S. Government & Agency securities valued at $2,583,057.

cSecurity exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2019, these securities were valued at $1,128,313 or .54% of net assets.

dInvestment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

17

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Registered Investment Companies	42.2
Banks	7.8
Semiconductors & Semiconductor Equipment	5.4
Energy	4.7
Materials	4.6
Retailing	4.6
Media & Entertainment	4.1
Technology Hardware & Equipment	3.4
Diversified Financials	3.3
Capital Goods	2.0
Insurance	2.0
Telecommunication Services	1.9
Food, Beverage & Tobacco	1.9
Utilities	1.8
Automobiles & Components	1.2
Transportation	1.2
Pharmaceuticals Biotechnology & Life Sciences	1.1
Software & Services	1.1
Real Estate	1.1
Consumer Durables & Apparel	1.1
Food & Staples Retailing	1.0
Household & Personal Products	.3
Health Care Equipment & Services	.3
Consumer Services	.3
98.4

† Based on net assets.

See notes to financial statements.

18

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 9/30/2018 ($)	Purchases ($)	†	Sales ($)	Net Realized Gain (Loss) ($)
Registered Investment Companies:
BNY Mellon Global Emerging Markets Fund, Cl. Y	76,633,153	7,535,894		13,902,030	(2,265,734)
BNY Mellon Strategic Beta Emerging Markets Equity Fund, Cl. Y	19,806,580	2,057,571		3,470,008	(286,009)
Investment of Cash Collateral for Securities Loaned:†
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	1,091,825	13,129,486		14,221,311	−
Dreyfus Institutional Preferred Government Plus Money Market Fund	−	24,948,219		24,366,057	−
Total	97,531,558	47,671,170		55,959,406	(2,551,743)

Investment Companies	Net Change in Unrealized Appreciation (Depreciation) ($)	Value 9/30/2019 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies:
BNY Mellon Global Emerging Markets Fund, Cl. Y	1,049,129	69,050,412	33.0	916,974
BNY Mellon Strategic Beta Emerging Markets Equity Fund, Cl. Y	(1,033,224)	17,074,910	8.1	402,840
Investment of Cash Collateral for Securities Loaned:††
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	−	−	−	−
Dreyfus Institutional Preferred Government Plus Money Market Fund	−	582,162.3		−
Total	15,905	86,707,484	41.4	1,319,814

† Includes reinvested dividends/distributions.

†† Effective January 2, 2019, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government. Money Market Fund, Institutional Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund.

See notes to financial statements.

19

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS September 30, 2019

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
Citigroup
United States Dollar	86,793	Hong Kong Dollar	680,484	10/2/19	(32)
HSBC
South African Rand	1,445,958	United States Dollar	95,125	10/3/19	311
Hong Kong Dollar	2,139,061	United States Dollar	272,875	10/3/19	59
Indonesian Rupiah	3,001,361,831	United States Dollar	211,811	10/2/19	(417)
Turkish Lira	1,075,243	United States Dollar	190,094	10/2/19	178
Mexican Peso	9,103,403	United States Dollar	461,350	10/2/19	(201)
Gross Unrealized Appreciation					548
Gross Unrealized Depreciation					(650)

See notes to financial statements.

20

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2019

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $3,053,114)—Note 1(c):
Unaffiliated issuers	104,765,380	119,336,222
Affiliated issuers	73,572,645	86,707,484
Cash		3,291,396
Cash denominated in foreign currency	2,190,188	2,177,034
Receivable for investment securities sold		593,761
Dividends and securities lending income receivable		237,069
Receivable for shares of Beneficial Interest subscribed		117,216
Tax reclaim receivable		11,819
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		548
Prepaid expenses		27,536
		212,500,085
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		170,984
Payable for investment securities purchased		2,304,455
Liability for securities on loan—Note 1(c)		582,162
Payable for shares of Beneficial Interest redeemed		50,114
Foreign capital gains tax payable		8,638
Unrealized depreciation on foreign currency transactions		5,579
Trustees fees and expenses payable		1,682
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		650
Other accrued expenses		70,705
		3,194,969
Net Assets ($)		209,305,116
Composition of Net Assets ($):
Paid-in capital		209,255,927
Total distributable earnings (loss)		49,189
Net Assets ($)		209,305,116

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	312,034	24,519	3,916,081	205,052,482
Shares Outstanding	14,023	1,178	177,109	9,263,401
Net Asset Value Per Share ($)	22.25	20.81	22.11	22.14

See notes to financial statements.

21

STATEMENT OF OPERATIONS
Year Ended September 30, 2019

Investment Income ($):
Income:
Cash dividends (net of $465,686 foreign taxes withheld at source):
Unaffiliated issuers	3,800,981
Affiliated issuers	1,319,814
Interest	16,317
Income from securities lending—Note 1(c)	11,861
Total Income	5,148,973
Expenses:
Investment advisory fee—Note 3(a)	1,319,876
Professional fees	109,375
Custodian fees—Note 3(c)	100,813
Administration fee—Note 3(a)	90,610
Registration fees	66,077
Trustees’ fees and expenses—Note 3(d)	18,477
Prospectus and shareholders’ reports	11,923
Shareholder servicing costs—Note 3(c)	6,965
Loan commitment fees—Note 2	4,509
Distribution fees—Note 3(b)	190
Miscellaneous	34,080
Total Expenses	1,762,895
Investment Income—Net	3,386,078
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions:
Unaffiliated issuers	(2,318,752)
Affiliated issuers	(2,551,743)
Net realized gain (loss) on forward foreign currency exchange contracts	(152,038)
Net Realized Gain (Loss)	(5,022,533)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions:
Unaffiliated issuers	(2,069,849)
Affiliated issuers	15,905
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	4,993
Net Change in Unrealized Appreciation (Depreciation)	(2,048,951)
Net Realized and Unrealized Gain (Loss) on Investments	(7,071,484)
Net (Decrease) in Net Assets Resulting from Operations	(3,685,406)

See notes to financial statements.

22

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2019	2018
Operations ($):
Investment income—net	3,386,078	2,999,411
Net realized gain (loss) on investments	(5,022,533)	969,819
Net change in unrealized appreciation (depreciation) on investments	(2,048,951)	(17,781,374)
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,685,406)	(13,812,144)
Distributions ($):
Distributions to shareholders:
Class A	(225)	(6,659)
Class I	(42,914)	(59,484)
Class Y	(2,456,868)	(2,536,872)
Total Distributions	(2,500,007)	(2,603,015)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	295,186	436,160
Class C	-	19,500
Class I	4,407,958	5,503,868
Class Y	49,904,492	53,816,816
Distributions reinvested:
Class A	219	6,600
Class I	41,912	51,165
Class Y	392,592	441,442
Cost of shares redeemed:
Class A	(475,599)	(798,235)
Class C	(3,471)	(16,234)
Class I	(5,054,192)	(3,999,456)
Class Y	(65,125,772)	(25,815,228)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(15,616,675)	29,646,398
Total Increase (Decrease) in Net Assets	(21,802,088)	13,231,239
Net Assets ($):
Beginning of Period	231,107,204	217,875,965
End of Period	209,305,116	231,107,204

23

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended September 30,
	2019	2018
Capital Share Transactions (Shares):
Class Aa
Shares sold	14,044	16,816
Shares issued for distributions reinvested	10	257
Shares redeemed	(21,120)	(33,231)
Net Increase (Decrease) in Shares Outstanding	(7,066)	(16,158)
Class Ca
Shares sold	-	833
Shares redeemed	(177)	(702)
Net Increase (Decrease) in Shares Outstanding	(177)	131
Class Ib
Shares sold	198,897	220,205
Shares issued for distributions reinvested	2,057	2,001
Shares redeemed	(231,289)	(161,915)
Net Increase (Decrease) in Shares Outstanding	(30,335)	60,291
Class Yb
Shares sold	2,314,163	2,159,493
Shares issued for distributions reinvested	19,254	17,243
Shares redeemed	(3,025,870)	(1,053,877)
Net Increase (Decrease) in Shares Outstanding	(692,453)	1,122,859

[a] During the period ended September 30, 2018, 339 Class C shares representing $8,029 were automatically converted for 319 Class A shares.

[b] During the period ended September 30, 2019, 184,848 Class Y shares representing $4,091,696 were exchanged for 185,016 Class I shares and during the period ended September 30, 2018, 107,970 Class Y shares representing $2,689,738 were exchanged for 108,116 Class I shares.

See notes to financial statements.

24

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended September 30,
Class A Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	22.69	24.18	19.92	17.23	21.34
Investment Operations:
Investment income—net[a]	.13	.19	.02	.02	.09
Net realized and unrealized gain (loss) on investments	(.55)	(1.50)	4.26	2.72	(3.88)
Total from Investment Operations	(.42)	(1.31)	4.28	2.74	(3.79)
Distributions:
Dividends from investment income—net	(.02)	(.18)	(.02)	(.08)	(.13)
Dividends from net realized gain on investments	−	−	−	−	(.20)
Total Distributions	(.02)	(.18)	(.02)	(.08)	(.33)
Proceeds from redemption fees—Note 3(e)	.00[b]	.00[b]	.00[b]	.03	.01
Net asset value, end of period	22.25	22.69	24.18	19.92	17.23
Total Return (%)[c]	(1.87)	(5.50)	21.48	16.20	(18.00)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	1.51	1.26	1.28	1.39	1.42
Ratio of net expenses to average net assets[d]	1.51	1.26	1.27	1.39	1.42
Ratio of net investment income to average net assets[d]	.60	.77	.08	.10	.47
Portfolio Turnover Rate	44.24	41.37	50.35	62.91	78.32
Net Assets, end of period ($ x 1,000)	312	479	901	949	1,153

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

d Amount does not include the expenses of the underlying funds.

See notes to financial statements.

25

FINANCIAL HIGHLIGHTS (continued)

	Year Ended September 30,
Class C Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	21.37	22.85	18.98	16.50	20.44
Investment Operations:
Investment income (loss)—net[a]	.04	(.11)	(.16)	(.13)	.04
Net realized and unrealized gain (loss) on investments	(.60)	(1.37)	4.03	2.58	(3.79)
Total from Investment Operations	(.56)	(1.48)	3.87	2.45	(3.75)
Distributions:
Dividends from net realized gain on investments	−	−	−	−	(.20)
Proceeds from redemption fees—Note 3(e)	.00[b]	.00[b]	.00[b]	.03	.01
Net asset value, end of period	20.81	21.37	22.85	18.98	16.50
Total Return (%)[c]	(2.62)	(6.48)	20.39	15.03	(18.44)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	2.27	2.59	2.32	2.23	2.08
Ratio of net expenses to average net assets[d]	2.27	2.26	2.25	2.23	2.08
Ratio of net investment income (loss) to average net assets[d]	.21	(.47)	(.83)	(.74)	.22
Portfolio Turnover Rate	44.24	41.37	50.35	62.91	78.32
Net Assets, end of period ($ x 1,000)	25	29	28	64	291

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

d Amount does not include the expenses of the underlying funds.

See notes to financial statements.

26

	Year Ended September 30,
Class I Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	22.66	24.13	19.86	17.16	21.16
Investment Operations:
Investment income—net[a]	.33	.32	.13	.02	.16
Net realized and unrealized gain (loss) on investments	(.64)	(1.52)	4.22	2.75	(3.79)
Total from Investment Operations	(.31)	(1.20)	4.35	2.77	(3.63)
Distributions:
Dividends from investment income—net	(.24)	(.27)	(.08)	(.10)	(.18)
Dividends from net realized gain on investments	−	−	−	−	(.20)
Total Distributions	(.24)	(.27)	(.08)	(.10)	(.38)
Proceeds from redemption fees—Note 3(e)	.00[b]	.00[b]	.00[b]	.03	.01
Net asset value, end of period	22.11	22.66	24.13	19.86	17.16
Total Return (%)	(1.26)	(5.10)	22.05	16.45	(17.44)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[c]	.90	.89	.95	1.11	.99
Ratio of net expenses to average net assets[c]	.90	.89	.94	1.11	.99
Ratio of net investment income to average net assets[c]	1.49	1.26	.57	.12	.83
Portfolio Turnover Rate	44.24	41.37	50.35	62.91	78.32
Net Assets, end of period ($ x 1,000)	3,916	4,700	3,550	1,207	2,840

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Amount does not include the expenses of the underlying funds.

See notes to financial statements.

27

FINANCIAL HIGHLIGHTS (continued)

	Year Ended September 30,
Class Y Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	22.69	24.16	19.90	17.18	21.20
Investment Operations:
Investment income—net[a]	.35	.31	.13	.07	.17
Net realized and unrealized gain (loss) on investments	(.63)	(1.50)	4.23	2.74	(3.82)
Total from Investment Operations	.28	1.19	4.36	2.81	(3.65)
Distributions:
Dividends from investment income—net	(.27)	(.28)	(.10)	(.12)	(.18)
Dividends from net realized gain on investments	−	−	−	−	(.20)
Total Distributions	(.27)	(.28)	(.10)	(.12)	(.38)
Proceeds from redemption fees—Note 3(e)	.00[b]	.00[b]	.00[b]	.03	.01
Net asset value, end of period	22.14	22.69	24.16	19.90	17.18
Total Return (%)	(1.15)	(5.06)	22.06	16.64	(17.44)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[c]	.82	.80	.86	1.01	.93
Ratio of net expenses to average net assets[c]	.82	.80	.85	1.01	.93
Ratio of net investment income to average net assets[c]	1.59	1.24	.61	.42	.84
Portfolio Turnover Rate	44.24	41.37	50.35	62.91	78.32
Net Assets, end of period ($ x 1,000)	205,052	225,899	213,397	147,926	183,659

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Amount does not include the expenses of the underlying funds.

See notes to financial statements.

28

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Diversified Emerging Markets Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds I (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek long-term growth of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Effective January 2, 2019, BNY Mellon Asset Management North America Corporation was renamed Mellon Investments Corporation. Mellon Investments Corporation (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-investment adviser.

Effective June 3, 2019, the fund changed its name from Dreyfus Diversified Emerging Markets Fund to BNY Mellon Diversified Emerging Markets Fund and the Trust changed its name from Dreyfus Investment Funds to BNY Mellon Investment Funds I. In addition, The Dreyfus Corporation, the fund’s investment adviser, changed its name to “BNY Mellon Investment Adviser, Inc.” MBSC Securities Corporation, the fund’s distributor, changed its name to “BNY Mellon Securities Corporation” and Dreyfus Transfer, Inc., the fund’s transfer agent, changed its name to “BNY Mellon Transfer, Inc.”

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I, Class T and Class Y. Class A, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on

29

NOTES TO FINANCIAL STATEMENTS (continued)

behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. As of the date of this report, the fund did not offer Class T shares for purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

30

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for

31

NOTES TO FINANCIAL STATEMENTS (continued)

example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Trust’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2019 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs		Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities: †
Equity Securities – Common Stocks	25,970,889	90,237,697	††	-	116,208,586
Equity Securities - Preferred Stocks	952,661	585,660	††	-	1,538,321
Exchange-Traded Funds	1,589,315	-		-	1,589,315
Investment Companies	86,707,484	-		-	86,707,484
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†††	-	548		-	548

32

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†††	-	(650)	-	(650)

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

††† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market

33

NOTES TO FINANCIAL STATEMENTS (continued)

mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended September 30, 2019, The Bank of New York Mellon earned $2,122 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes

34

interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended September 30, 2019, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended September 30, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2019, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,802,034, accumulated capital losses $25,804,582 and unrealized appreciation $24,051,737.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to September 30, 2019. The fund has $17,005,516 of short-term capital losses and $8,799,066 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2019 and September 30, 2018 were as follows: ordinary income $2,500,007 and $2,603,015, respectively.

(h) New Accounting Pronouncements: Effective June 1, 2019, the fund adopted Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. The adoption of ASU 2018-13 had no impact on the operations of the fund for the period ended September 30, 2019.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200

35

NOTES TO FINANCIAL STATEMENTS (continued)

million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to October 3, 2018, the unsecured credit facility with Citibank, N.A. was $830 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended September 30, 2019, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the fund has agreed to pay an investment advisory fee at the annual rate of 1.10% of the value of the fund’s average daily net assets other than assets allocated to investments in other investment companies (other underlying funds, which may consist of affiliated funds, mutual funds and exchange traded funds) and is payable monthly. Therefore the fund’s investment advisory fee will fluctuate based on the fund’s allocation between underlying and direct investments. The Adviser has also contractually agreed, from October 1, 2018 through February 1, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings, acquired fund fees and expenses of the underlying fund and extraordinary expenses) exceed 1.30% of the value of the fund’s average daily net assets. On or after February 1, 2020, the Adviser, Inc. may terminate this expense limitation at any time. During the period ended September 30, 2019, there was no reduction in expenses, pursuant to the undertaking.

Pursuant to separate sub-investment advisory agreements between the Adviser and the Sub-Adviser, the Sub-Adviser serves as the fund’s sub-investment adviser responsible for the day-to-day management of a portion of the fund’s portfolio. The Adviser pays the sub-investment adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser’s ultimate parent

36

company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by the Adviser to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by the Adviser separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

The fund has a Fund Accounting and Administrative Services Agreement (the “Administration Agreement”) with the Adviser, whereby the Adviser performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate the Adviser for providing accounting and recordkeeping services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .10% of the first $500 million, .065% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to the Adviser for this service, the Adviser has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both the Adviser’ costs in providing these services and a reasonable allocation of the costs incurred by the Adviser and its affiliates related to the support and oversight of these services. The fund also reimburses the Adviser for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $90,610 during the period ended September 30, 2019.

During the period ended September 30, 2019, the Distributor retained $238 from commissions earned on sales of the fund’s Class A shares and $35 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended September 30, 2019, Class C shares were charged $190 pursuant to the Distribution Plan.

37

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2019, Class A and Class C shares were charged $952 and $63, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. The fund had an arrangement with the custodian to receive earnings credits when positive cash balances were maintained, which were used to offset custody fees. Effective February 1, 2019, the arrangement with the custodian changed whereby the fund will no longer receive earnings credits to offset its custody fees and will receive interest income or overdraft fees going forward. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended September 30, 2019, the fund was charged $3,310 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended September 30, 2019, the fund was charged $100,813 pursuant to the custody agreement.

38

During the period ended September 30, 2019, the fund was charged $11,614 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $108,353, administration fees $6,747, Distribution Plan fees $15, Shareholder Services Plan fees $69, custodian fees $52,518, Chief Compliance Officer fees $3,378 and transfer agency fees $630, which are offset again an expense reimbursement currently in effect in the amount of $726.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance subject to certain exceptions, including redemptions made through use of the fund’s exchange privilege. During the period ended September 30, 2019, redemption fees charged and retained by the fund amounted to $39,621.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended September 30, 2019, amounted to $93,107,153 and $107,839,696, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended September 30, 2019 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign

39

NOTES TO FINANCIAL STATEMENTS (continued)

currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at September 30, 2019 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At September 30, 2019, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	548	(650)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	548	(650)
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	548	(650)

40

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of September 30, 2019:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	Assets ($)
HSBC	548		(548)	-	-

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
Citigroup	(32)		-	-	(32)
HSBC	(618)		548	-	(70)
Total	(650)		548	-	(102)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following summarizes the average market value of derivatives outstanding during the period ended September 30, 2019:

Average Market Value ($)
Forward contracts	1,089,403

At September 30, 2019, the cost of investments for federal income tax purposes was $181,964,185; accordingly, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $24,079,108, consisting of $33,663,644 gross unrealized appreciation and $9,584,536 gross unrealized depreciation..

41

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Fund and Board of Trustees of
BNY Mellon Investment Funds I (formerly, Dreyfus Investment Funds):

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Diversified Emerging Markets Fund (formerly, Dreyfus Diversified Emerging Markets Fund) (the “Fund”), a series of BNY Mellon Investment Funds I, including the statements of investments, investments in affiliated issuers, and forward foreign currency exchange contracts, as of September 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements), and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more BNY Mellon Investment Adviser, Inc. investment companies since 1994.

New York, New York
November 26, 2019

42

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund elects to provide each shareholder with their portion of the fund’s income sourced from foreign countries and taxes paid from foreign countries. The fund reports the maximum amount allowable but not less than $4,169,558 as income sourced from foreign countries for the fiscal year ended September 30, 2019 in accordance with Section 853(c)(2) of the Internal Revenue Code and also, the fund reports the maximum amount allowable but not less than $518,302 as taxes paid from foreign countries for the fiscal year ended September 30, 2019 in accordance with Section 853(a) of the Internal Revenue Code. Where required by federal tax rules, shareholders will receive notification of their proportionate share of foreign sourced income and foreign taxes paid for the 2019 calendar year with Form 1099-DIV which will be mailed in early 2020. Also, the fund reports the maximum amount allowable, but not less than $2,228,298 as ordinary income dividends paid during the fiscal year ended September 30, 2019 as qualified dividend income in accordance with Section 854(b)(1)(B) Section 852(b)(3)(C) of the Internal Revenue Code.

43

BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (76)
Chairman of the Board (2008)
Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 120

———————

Francine J. Bovich (68)
Board Member (2011)
Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 70

———————

Andrew J. Donohue (68)
Board Member (2019)
Principal Occupation During Past 5 Years:

• Of Counsel, Shearman & Sterling LLP (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

• Managing Director and Investment Company General Counsel of Goldman Sachs (2012-2015)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 56

———————

44

Kenneth A. Himmel (72)
Board Member (2008)
Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-Present)

• President and CEO, Related Urban Development, a real estate development company (1996-Present)

• President and CEO, Himmel & Company, a real estate development company (1980-Present)

• CEO, American Food Management, a restaurant company (1983-Present)

No. of Portfolios for which Board Member Serves: 23

———————

Stephen J. Lockwood (72)
Board Member (2008)
Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-Present)

No. of Portfolios for which Board Member Serves: 23

———————

Roslyn M. Watson (70)
Board Member (2008)
Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-Present)

Other Public Company Board Memberships During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 56

———————

45

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Benaree Pratt Wiley (73)
Board Member (2008)
Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-Present)

• Blue Cross Blue Shield of Massachusetts (2004-Present)

No. of Portfolios for which Board Member Serves: 76

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

James M. Fitzgibbons, Emeritus Board Member

46

OFFICERS OF THE FUND (Unaudited)

RENEE LAROCHE-MORRIS, President since May 2019.

President and a director of BNY Mellon Investment Adviser, Inc. since January 2018. She is an officer of 63 investment companies (comprised of 120 portfolios) managed by the Adviser. She is 48 years old and has been an employee of BNY Mellon since 2003.

JAMES WINDELS, Treasurer since December 2008.

Director- BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 61 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 48 years old and has been an employee of the Adviser since June 2015.

DAVID DIPETRILLO, Vice President since May 2019.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 63 investment companies (comprised of 120 portfolios) managed by the Adviser. He is 41 years old and has been an employee of BNY Mellon since 2005.

JAMES BITETTO, Vice President since December 2008 and Secretary since February 2018.

Managing Counsel of BNY Mellon and Secretary of the Adviser, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 53 years old and has been an employee of the Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 32 years old and has been an employee of the Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 29 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 44 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 54 years old and has been an employee of the Adviser since October 1990.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 2004.

47

OFFICERS OF THE FUND (Unaudited) (continued)

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 34 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager - BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2008.

Senior Accounting Manager- BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 55 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since December 2008.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2008.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2008.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (64 investment companies, comprised of 143 portfolios). He is 62 years old and has served in various capacities with the the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 57 investment companies (comprised of 136 portfolios) managed by the Adviser. She is 51 years old and has been an employee of the Distributor since 1997.

48

NOTES

49

For More Information

BNY Mellon Diversified Emerging Markets Fund
240 Greenwich Street
New York, NY 10286

Adviser
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser
Mellon Investments Corporation
BNY Mellon Center
One Boston Place
Boston, MA 02108-4408

Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor
BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DBEAX Class C: DBECX Class I: SBCEX Class Y: SBYEX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2019 BNY Mellon Securities Corporation 6919AR0919

BNY Mellon International Equity Fund

ANNUAL REPORT September 30, 2019

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.bnymellonim.com/us and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon International Equity Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon International Equity Fund (formerly, Dreyfus/Newton International Equity Fund), covering the 12-month period from October 1, 2018 through September 30, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Equity markets weakened in the fourth quarter of 2018, as concerns about rising interest rates, trade tensions and slowing global growth provided downward pressure on returns. In December 2018, stocks experienced a sharp sell-off, as it appeared that the U.S. Federal Reserve (the “Fed”) would maintain its hawkish stance on monetary policy. In January 2019, the Fed commented that it would slow the pace of interest-rate increases, which helped stimulate a rebound across equity markets that continued into the second quarter. Escalating trade tensions disrupted equity markets again in May. The dip was short-lived, as markets rose once again in June. However, despite continued supportive central bank policies, pockets of volatility persisted through the end of the period. Despite the turbulence, several major U.S. equity indices posted modestly positive returns for the 12-month period. In general, small-cap stocks lagged their mid- and large-cap counterparts and non-U.S. markets trailed U.S. performance.

In fixed-income markets, October 2018 brought a risk-off mentality, fueled in part by equity market volatility. A flight to quality supported price increases for U.S. Treasuries, which continued through the end of the year, leading to a flattening yield curve. After the Fed’s supportive statements in January 2019, other developed market central banks followed suit and reiterated their abilities to bolster flagging growth by continuing supportive policies. This helped to further buoy fixed-income instrument prices. At the end of July and in mid-September, the Fed cut the federal funds rate by 25 basis points, for a total reduction of 50 basis points thus far in 2019. Both the U.S. and Global Bloomberg Barclays Aggregate Bond Indices produced strong returns for the 12 months.

We believe that over the near term, the outlook for the U.S. remains positive, but we will monitor relevant data for any signs of a change. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
October 15, 2019

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from October 1, 2018 through September 30, 2019, as provided by portfolio managers Paul Markham and Jeff Munroe, of Newton Investment Management (North America) Limited, Sub-Investment Adviser

Market and Fund Performance Overview

For the 12-month period ended September 30, 2019, BNY Mellon International Equity Fund’s (formerly, Dreyfus/Newton International Equity Fund) Class A shares produced a total return of -5.89%, Class C shares returned -6.55%, Class I shares returned -5.62% and Class Y shares returned -5.63%.1,2  In comparison, the fund’s benchmark, the MSCI EAFE Index (the “Index”), produced a net return of -1.34% for the same period.3

International equity markets provided negative returns over the reporting period, resulting from market volatility fueled by geopolitical, trade and economic uncertainty. The fund underperformed the Index, primarily due to stock selection in the communication services, information technology and financials sectors.

The Fund’s Investment Approach

The fund seeks long-term growth of capital. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks or securities convertible into common stocks of foreign companies and depositary receipts evidencing ownership in such securities. At least 75% of the fund’s net assets will be invested in countries represented in the Index.

The core of the investment philosophy of Newton Investment Management (North America) Limited (“Newton”), the fund’s sub-investment adviser, is the belief that no company, market or economy can be considered in isolation; each must be understood within a global context. Newton believes that a global comparison of companies is the most effective method of stock analysis, and Newton’s global analysts research investment opportunities by global sector rather than by region.

The process begins by identifying a core list of investment themes that Newton believes will positively or negatively affect certain sectors or industries and cause stocks within these sectors or industries to outperform or underperform others. Newton then identifies specific companies, using these investment themes, to help focus on areas where thematic and strategic research indicates superior returns are likely to be achieved. Sell decisions for individual stocks will typically be a result of one or more of the following: a change in investment theme or strategy, profit-taking, a significant change in the prospects of a company, price movement and market activity creating an extreme valuation, and the valuation of a company becoming expensive against its peers.

Geopolitical Events Drive Market Volatility

Financial markets faced a broad array of problematic geopolitical developments over the 12 months. These ranged from civil protests in Hong Kong, attacks on Saudi Arabia’s oil infrastructure, the initiation of an impeachment inquiry against the U.S. president and the Brexit saga in the UK. In addition, continuing trade tensions between the U.S. and China remained a key variable shaping investor sentiment for much of the period.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

The reporting period began with a significant equity-market sell-off, stoked by a renewed articulation of hawkish narrative by U.S. Federal Reserve (“Fed”) officials. The possibility that the Fed might continue to raise interest rates in the face of unsupportive data spooked investors. In January 2019, the Fed emphasized its focus on data as the primary driver for rate-hike decisions, and its ability to suspend additional rate increases when the data is not supportive. These statements heralded a rebound in international equities over the start of the year. Nevertheless, mounting structural, cyclical and geopolitical concerns ensured that market volatility persisted. Equity prices fluctuated throughout the remainder of the period, as the Fed cut interest rates twice, and the European Central Bank announced another phase of quantitative easing.

Stock Selection Drove Fund Performance

Stock picking disappointed among the communication services, information technology and financials sectors. A void in utilities, beneficiaries of lower bond yields, was also unhelpful for the portfolio’s relative performance. Baidu was the portfolio’s top detractor, as shares fell sharply in response to second-quarter guidance for revenue growth that was materially below what the market had anticipated. We exited our holding towards the end of the reporting period, unable to determine with any degree of certainty whether the company’s struggles owed primarily to cyclical headwinds or, in fact, to the start of a more structural decline in the business. A lack of exposure to Nestlé, a sizable index constituent, detracted from relative returns as the stock price rose. Elsewhere, concerns around domestic demand in India continued to weigh on Suzuki Motor.

Conversely, stock selection boosted relative performance in health care, while an underweight to materials, which were hindered by an increasingly uncertain outlook for the Chinese economy, was also beneficial. Pan Pacific International Holdings was among the top individual contributing stocks for the period. It is a leading Japanese low-cost value retailer. Positive news emerged at the start of the reporting period, as it was announced that the company would be taking 100% control of UNY, providing it with full control over the turnaround of stores. The company continues to make progress with its conversion of these stores, while the strength of Pan Pacific International Holdings’ proposition was corroborated by several sets of results. Invincible Investment, the Japan-based hotel-focused real estate investment trust, was also among the top-performing positions. It rose on a positive outlook for hotel earnings growth. Although inbound tourism trends are likely to remain supportive, with the Tokyo Olympics on the horizon in 2020, we felt the share price was largely already reflective of this and exited the holding in September.

Cautiously Seeking Opportunities in a Lower-Growth Environment

We are concerned that the current market cycle is long in the tooth and looking somewhat tired. We believe that monetary policy has probably reached its limit and the impact of additional stimulus may be diminishing. On the other hand, we are of the opinion that we are in a low-growth, less volatile economic environment. So, although growth dynamics are far from compelling, there may be less scope for severe economic retrenchment than we have seen in the past.

In this environment, we continue to focus the portfolio on stocks with a visible growth trajectory, with a distinctive product or positioning advantage and the tailwind of thematic support. Clearly, if the valuation case is compelling, we will consider more value-oriented

4

names, provided we can identify a positive catalyst. However, we are exercising considerable caution in relation to these types of opportunities. We have confidence that the portfolio is on a firmer footing, given its increased emphasis on steady growth as well as areas of the market and stocks with strong research and thematic support.

October 15, 2019

1 BNY Mellon Investment Adviser, Inc. serves as the investment adviser for the fund. Newton Investment Management North America Limited (Newton) is the fund’s sub-investment adviser. Newton’s comments are provided as a general market overview and should not be considered investment advice or predictive of any future market performance. Newton’s views are current as of the date of this communication and are subject to change rapidly as economic and market conditions dictate.

2 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through February 1, 2020, at which time it may be extended, modified, or terminated. Had these expenses not been absorbed, returns would have been lower.

3 Source: Lipper Inc. — The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. It reflects reinvestment of net dividends and, where applicable, capital gain distributions. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards and less market liquidity. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid, difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund’s other investments.

5

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares, Class I shares of BNY Mellon International Equity with a hypothetical investment of $10,000 in the MSCI EAFE Index (the “Index”)

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in Class A, Class C, and Class I shares of BNY Mellon International Equity Fund on 9/30/09 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon International Equity with a hypothetical investment of $1,000,000 in the MSCI EAFE Index (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 7/1/13 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a hypothetical $1,000,000 investment made in Class Y shares of BNY Mellon International Equity Fund on 9/30/09 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all other applicable fees and expenses of fund’s Class Y shares. The Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

7

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 9/30/19
	Inception
	Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	3/31/08	-11.30%	0.45%	3.47%
without sales charge	3/31/08	-5.89%	1.65%	4.09%
Class C shares
with applicable redemption charge†	3/31/08	-7.48%	0.86%	3.28%
without redemption	3/31/08	-6.55%	0.86%	3.28%
Class I shares	12/21/05	-5.62%	1.93%	4.38%
Class Y shares	7/1/13	-5.63%	1.96%	4.42%††
MSCI EAFE Index		-1.34%	3.27%	4.90%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 7/1/13 (the inception date for Class Y shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

8

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon International Equity Fund from April 1, 2019 to September 30, 2019. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended September 30, 2019

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$5.36	$9.11	$4.11	$4.01
Ending value (after expenses)	$1,000.00	$996.50	$1,001.50	$1,001.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended September 30, 2019

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$5.42	$9.20	$4.15	$4.05
Ending value (after expenses)	$1,019.70	$1,015.94	$1,020.96	$1,021.06

†  Expenses are equal to the fund‘s annualized expense ratio of 1.07% for Class A, 1.82% for Class C, .82% for Class I and .80% for Class Y, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

9

STATEMENT OF INVESTMENTS
September 30, 2019

Description	Shares		Value ($)
Common Stocks - 96.1%
China - 1.7%
Alibaba Group Holding, ADR	40,047	[a]	6,697,060
Tencent Holdings	256,709		10,894,652
			17,591,712
Denmark - 1.5%
Chr. Hansen Holding	190,862		16,204,662
France - 10.1%
AXA	553,225		14,140,686
Bureau Veritas	439,276		10,592,408
L'Oreal	70,901		19,867,053
Thales	195,611		22,513,229
Total	216,778		11,285,440
Valeo	274,406		8,913,339
Vivendi	763,509		20,967,745
			108,279,900
Germany - 10.3%
Bayer	232,582		16,398,634
Deutsche Post	506,992		16,934,675
Deutsche Wohnen	193,249		7,056,808
Hella Gmbh & Co.	148,559		6,641,730
Infineon Technologies	477,949		8,591,620
LEG Immobilien	172,620		19,759,700
SAP	300,948		35,380,772
			110,763,939
Hong Kong - 2.8%
AIA Group	3,229,512		30,303,025
India - .2%
Vakrangee	5,170,585		2,206,302
Ireland - .4%
AIB Group	1,514,732		4,506,427
Japan - 23.9%
Ebara	405,200		10,878,342
FANUC	62,600		11,875,203
Japan Airlines	208,586		6,199,646
Japan Tobacco	429,900		9,420,352
M3	543,200		13,153,314
Pan Pacific International Holdings	1,167,000		19,485,454
Recruit Holdings	732,413		22,385,945
Seven & i Holdings	435,800		16,723,740
Sony	452,800		26,606,760
Sugi Holdings	298,500		16,197,894
Suntory Beverage & Food	316,100		13,519,497

10

Description	Shares		Value ($)
Common Stocks - 96.1% (continued)
Japan - 23.9% (continued)
Suzuki Motor	577,200		24,518,018
TechnoPro Holdings	521,700		30,930,705
Topcon	953,400		12,755,139
Toyota Industries	179,600		10,366,307
Yokogawa Electric	578,000		10,581,547
			255,597,863
Netherlands - 6.1%
Royal Dutch Shell, Cl. B	1,277,958		37,542,647
Wolters Kluwer	381,446		27,859,550
			65,402,197
Norway - 2.1%
DNB	711,759		12,566,234
Mowi	420,905		9,710,686
			22,276,920
South Korea - 1.3%
Samsung SDI	71,681		13,370,062
Sweden - 1.1%
Swedbank, Cl. A	830,149		11,959,818
Switzerland - 11.9%
ABB	476,236		9,353,885
Alcon	175,258	[a]	10,228,458
Credit Suisse Group	897,360		11,017,724
Novartis	304,316		26,419,285
Roche Holding	141,656		41,310,449
Zurich Insurance Group	76,678		29,341,240
			127,671,041
Taiwan - 1.7%
Taiwan Semiconductor Manufacturing, ADR	383,801		17,839,070
United Kingdom - 21.0%
Anglo American	344,103		7,927,258
Associated British Foods	370,900		10,500,828
Barclays	12,772,272		23,603,827
Diageo	592,577		24,248,350
Ferguson	217,089		15,860,627
GlaxoSmithKline	2,017,057		43,176,309
Informa	1,281,601		13,423,027
Prudential	598,687		10,872,732
RELX	1,203,842		28,637,071
Royal Bank of Scotland Group	3,906,083		9,980,137
St. James's Place	615,194		7,406,371

11

STATEMENT OF INVESTMENTS (continued)

Description		Shares		Value ($)
Common Stocks - 96.1% (continued)
United Kingdom - 21.0% (continued)
Unilever		490,956		29,500,604
				225,137,141
Total Common Stocks (cost $878,899,433)				1,029,110,079
	1-Day Yield (%)
Investment Companies - 1.4%
Registered Investment Companies - 1.4%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $15,621,555)	1.89	15,621,555	[b]	15,621,555
Total Investments (cost $894,520,988)		97.5%		1,044,731,634
Cash and Receivables (Net)		2.5%		26,432,781
Net Assets		100.0%		1,071,164,415

ADR—American Depository Receipt

aNon-income producing security.

bInvestment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Pharmaceuticals Biotechnology & Life Sciences	11.9
Commercial & Professional Services	11.3
Insurance	7.9
Capital Goods	6.6
Food, Beverage & Tobacco	6.3
Banks	5.8
Automobiles & Components	4.7
Household & Personal Products	4.6
Energy	4.6
Media & Entertainment	4.2
Software & Services	3.5
Technology Hardware & Equipment	3.4
Food & Staples Retailing	3.1
Real Estate	2.5
Consumer Durables & Apparel	2.5
Semiconductors & Semiconductor Equipment	2.5
Retailing	2.4
Materials	2.2
Health Care Equipment & Services	2.2
Transportation	2.2
Diversified Financials	1.7
Investment Companies	1.4
97.5

† Based on net assets.

See notes to financial statements.

12

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 9/30/18 ($)	Purchases ($)	Sales ($)	Value 9/30/19 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	2,147,465	319,538,273	306,064,183	15,621,555	1.4	636,640

See notes to financial statements.

13

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS September 30, 2019

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
CIBC World Markets Corp.
Norwegian Krone	1,132,549	United States Dollar	124,666	10/1/19	(176)
Citigroup
United States Dollar	2,282,598	Swiss Franc	2,266,427	10/1/19	11,554
United States Dollar	211,747	Swedish Krona	2,079,490	10/1/19	490
J.P. Morgan Securities
British Pound	24,186,000	United States Dollar	30,138,373	10/16/19	(380,077)
RBS Securities
Japanese Yen	255,533,328	United States Dollar	2,368,330	10/1/19	(4,863)
State Street Bank and Trust Company
United States Dollar	50,510,926	British Pound	40,475,000	10/16/19	710,752
United States Dollar	293,413	Danish Krone	2,009,723	10/1/19	(3)
United States Dollar	3,656,104	British Pound	2,969,028	10/1/19	5,384
United States Dollar	5,599,195	Euro	5,120,386	10/1/19	17,806
UBS Securities
United States Dollar	737,189	Hong Kong Dollar	5,779,769	10/3/19	(281)
United States Dollar	4,493,814	Japanese Yen	485,183,526	10/2/19	5,986
Gross Unrealized Appreciation					751,972
Gross Unrealized Depreciation					(385,400)

See notes to financial statements.

14

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2019

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	878,899,433	1,029,110,079
Affiliated issuers	15,621,555	15,621,555
Cash denominated in foreign currency	1,433,839	1,431,144
Receivable for investment securities sold		21,844,992
Tax reclaim receivable		4,682,354
Dividends and interest receivable		2,522,370
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		751,972
Receivable for shares of Beneficial Interest subscribed		690,607
Prepaid expenses		26,778
		1,076,681,851
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		738,958
Payable for investment securities purchased		3,700,435
Payable for shares of Beneficial Interest redeemed		410,512
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		385,400
Unrealized depreciation on foreign currency transactions		170,277
Trustees fees and expenses payable		15,404
Other accrued expenses		96,450
		5,517,436
Net Assets ($)		1,071,164,415
Composition of Net Assets ($):
Paid-in capital		977,659,809
Total distributable earnings (loss)		93,504,606
Net Assets ($)		1,071,164,415

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	5,742,887	1,696,078	214,537,790	849,187,660
Shares Outstanding	283,136	85,748	10,663,743	42,393,494
Net Asset Value Per Share ($)	20.28	19.78	20.12	20.03

See notes to financial statements.

15

STATEMENT OF OPERATIONS
Year Ended September 30, 2019

Investment Income ($):
Income:
Cash dividends (net of $3,044,320 foreign taxes withheld at source):
Unaffiliated issuers	29,994,895
Affiliated issuers	636,640
Income from securities lending—Note 1(c)	5,110
Total Income	30,636,645
Expenses:
Investment advisory fee—Note 3(a)	8,591,842
Shareholder servicing costs—Note 3(c)	180,805
Custodian fees—Note 3(c)	156,745
Trustees’ fees and expenses—Note 3(d)	103,885
Professional fees	103,339
Registration fees	85,027
Loan commitment fees—Note 2	27,910
Prospectus and shareholders’ reports	25,840
Distribution fees—Note 3(b)	14,273
Interest expense—Note 2	13,456
Miscellaneous	65,600
Total Expenses	9,368,722
Less—reduction in expenses due to undertaking—Note 3(a)	(108,105)
Less—reduction in fees due to earnings credits—Note 3(c)	(677)
Net Expenses	9,259,940
Investment Income—Net	21,376,705
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(54,673,901)
Net realized gain (loss) on forward foreign currency exchange contracts	3,766,487
Net Realized Gain (Loss)	(50,907,414)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(56,137,154)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(996,107)
Net Change in Unrealized Appreciation (Depreciation)	(57,133,261)
Net Realized and Unrealized Gain (Loss) on Investments	(108,040,675)
Net (Decrease) in Net Assets Resulting from Operations	(86,663,970)

See notes to financial statements.

16

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2019	2018
Operations ($):
Investment income—net	21,376,705	21,847,983
Net realized gain (loss) on investments	(50,907,414)	56,877,268
Net change in unrealized appreciation (depreciation) on investments	(57,133,261)	(41,081,041)
Net Increase (Decrease) in Net Assets Resulting from Operations	(86,663,970)	37,644,210
Distributions ($):
Distributions to shareholders:
Class A	(90,291)	(42,846)
Class C	(17,516)	(14,196)
Class I	(5,237,649)	(1,683,690)
Class Y	(19,359,721)	(14,663,263)
Total Distributions	(24,705,177)	(16,403,995)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	4,468,947	3,663,394
Class C	340,517	891,348
Class I	54,492,411	222,640,391
Class Y	92,655,345	102,764,367
Distributions reinvested:
Class A	87,660	41,226
Class C	17,428	14,196
Class I	5,113,623	1,595,115
Class Y	6,968,266	5,189,394
Cost of shares redeemed:
Class A	(4,135,096)	(1,933,627)
Class C	(713,745)	(498,801)
Class I	(114,125,301)	(47,061,916)
Class Y	(231,092,498)	(85,998,211)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(185,922,443)	201,306,876
Total Increase (Decrease) in Net Assets	(297,291,590)	222,547,091
Net Assets ($):
Beginning of Period	1,368,456,005	1,145,908,914
End of Period	1,071,164,415	1,368,456,005

17

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended September 30,
	2019	2018
Capital Share Transactions (Shares):
Class Aa
Shares sold	222,565	166,595
Shares issued for distributions reinvested	4,691	1,847
Shares redeemed	(203,457)	(87,572)
Net Increase (Decrease) in Shares Outstanding	23,799	80,870
Class C
Shares sold	17,658	41,121
Shares issued for distributions reinvested	951	649
Shares redeemed	(36,555)	(22,858)
Net Increase (Decrease) in Shares Outstanding	(17,946)	18,912
Class Ia
Shares sold	2,791,761	10,204,475
Shares issued for distributions reinvested	276,416	72,145
Shares redeemed	(5,807,188)	(2,146,064)
Net Increase (Decrease) in Shares Outstanding	(2,739,011)	8,130,556
Class Ya
Shares sold	4,798,352	4,661,627
Shares issued for distributions reinvested	378,299	235,774
Shares redeemed	(12,022,275)	(3,933,307)
Net Increase (Decrease) in Shares Outstanding	(6,845,624)	964,094

[a] During the period ended September 30, 2019, 574,726 Class Y shares representing $11,306,078 were exchanged for 572,242 Class I shares and during the period ended September 30, 2018, 1,529 Class Y shares representing $33,485 were exchanged for 1,509 Class A shares and 425,593 Class Y shares representing $9,275,803 were exchanged for 423,703 Class I shares.

See notes to financial statements.

18

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended September 30,
Class A Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	21.97	21.55	18.97	18.54	20.41
Investment Operations:
Investment income—net[a]	.33	.32	.19	.22	.19
Net realized and unrealized gain (loss) on investments	(1.66)	.34	2.57	.39	(1.33)
Total from Investment Operations	(1.33)	.66	2.76	.61	(1.14)
Distributions:
Dividends from investment income—net	(.36)	(.24)	(.18)	(.18)	(.38)
Dividends from net realized gain on investments	–	–	–	–	(.35)
Total Distributions	(.36)	(.24)	(.18)	(.18)	(.73)
Net asset value, end of period	20.28	21.97	21.55	18.97	18.54
Total Return (%)[b]	(5.89)	3.06	14.76	3.27	(5.58)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.18	1.14	1.23	1.23	1.19
Ratio of net expenses to average net assets	1.07	1.07	1.18	1.23	1.19
Ratio of net investment income to average net assets	1.66	1.45	.99	1.16	.97
Portfolio Turnover Rate	36.45	31.58	37.78	34.87	36.37
Net Assets, end of period ($ x 1,000)	5,743	5,697	3,845	5,839	6,965

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

19

FINANCIAL HIGHLIGHTS (continued)

	Year Ended September 30,
Class C Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	21.38	21.04	18.50	18.10	20.10
Investment Operations:
Investment income—net[a]	.17	.15	.06	.07	.02
Net realized and unrealized gain (loss) on investments	(1.59)	.33	2.50	.38	(1.30)
Total from Investment Operations	(1.42)	.48	2.56	.45	(1.28)
Distributions:
Dividends from investment income—net	(.18)	(.14)	(.02)	(.05)	(.37)
Dividends from net realized gain on investments	–	–	–	–	(.35)
Total Distributions	(.18)	(.14)	(.02)	(.05)	(.72)
Net asset value, end of period	19.78	21.38	21.04	18.50	18.10
Total Return (%)[b]	(6.55)	2.27	13.83	2.50	(6.39)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.93	1.90	1.99	2.02	2.01
Ratio of net expenses to average net assets	1.82	1.82	1.95	2.02	2.01
Ratio of net investment income to average net assets	.89	.68	.32	.37	.10
Portfolio Turnover Rate	36.45	31.58	37.78	34.87	36.37
Net Assets, end of period ($ x 1,000)	1,696	2,217	1,784	1,470	1,417

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

20

	Year Ended September 30,
Class I Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	21.79	21.38	18.85	18.39	20.37
Investment Operations:
Investment income—neta	.36	.42	.27	.27	.26
Net realized and unrealized gain (loss) on investments	(1.62)	.29	2.51	.41	(1.35)
Total from Investment Operations	(1.26)	.71	2.78	.68	(1.09)
Distributions:
Dividends from investment income—net	(.41)	(.30)	(.25)	(.22)	(.54)
Dividends from net realized gain on investments	–	–	–	–	(.35)
Total Distributions	(.41)	(.30)	(.25)	(.22)	(.89)
Net asset value, end of period	20.12	21.79	21.38	18.85	18.39
Total Return (%)	(5.62)	3.30	15.02	3.66	(5.37)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.86	.87	.93	.94	.90
Ratio of net expenses to average net assets	.82	.82	.89	.94	.90
Ratio of net investment income to average net assets	1.84	1.97	1.42	1.44	1.32
Portfolio Turnover Rate	36.45	31.58	37.78	34.87	36.37
Net Assets, end of period ($ x 1,000)	214,538	292,092	112,714	80,458	43,538

a Based on average shares outstanding.

See notes to financial statements.

21

FINANCIAL HIGHLIGHTS (continued)

	Year Ended September 30,
Class Y Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	21.70	21.29	18.77	18.31	20.38
Investment Operations:
Investment income—net[a]	.37	.36	.27	.28	.26
Net realized and unrealized gain (loss) on investments	(1.63)	.35	2.51	.40	(1.34)
Total from Investment Operations	(1.26)	.71	2.78	.68	(1.08)
Distributions:
Dividends from investment income—net	(.41)	(.30)	(.26)	(.22)	(.64)
Dividends from net realized gain on investments	–	–	–	–	(.35)
Total Distributions	(.41)	(.30)	(.26)	(.22)	(.99)
Net asset value, end of period	20.03	21.70	21.29	18.77	18.31
Total Return (%)	(5.63)	3.33	15.11	3.68	(5.32)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80	.80	.86	.88	.89
Ratio of net expenses to average net assets	.80	.80	.86	.88	.89
Ratio of net investment income to average net assets	1.88	1.64	1.42	1.49	1.32
Portfolio Turnover Rate	36.45	31.58	37.78	34.87	36.37
Net Assets, end of period ($ x 1,000)	849,188	1,068,449	1,027,565	1,043,195	895,031

a Based on average shares outstanding.

See notes to financial statements.

22

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon International Equity Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds I (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek long-term growth of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management (North America) Limited (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-investment adviser.

Effective June 3, 2019, the fund changed its name from Dreyfus/Newton International Equity Fund to BNY Mellon International Equity Fund and the Trust changed its name from Dreyfus Investment Funds to BNY Mellon Investment Funds I. In addition, The Dreyfus Corporation, the fund’s investment adviser, changed its name to “BNY Mellon Investment Adviser, Inc.”, MBSC Securities Corporation, the fund’s distributor, changed its name to “BNY Mellon Securities Corporation” and Dreyfus Transfer, Inc., the fund’s transfer agent, changed its name to “BNY Mellon Transfer, Inc.”

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I, Class T and Class Y. Class A, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder

23

NOTES TO FINANCIAL STATEMENTS (continued)

Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. As of the date of this report, the fund did not offer Class T shares for purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

24

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for

25

NOTES TO FINANCIAL STATEMENTS (continued)

example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Trust's Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2019 in valuing the fund’s investments:

	Level 1 – Unadjusted Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities: †
Equity Securities - Common Stocks	24,536,130	1,004,573,949††	–	1,029,110,079
Investment Companies	15,621,555	–	–	15,621,555
Other Financial Instruments;
Forward Foreign Currency Exchange Contracts†††	–	751,972	–	751,972

26

	Level 1 – Unadjusted Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Liabilities ($)
Other Financial Instruments;
Forward Foreign Currency Exchange Contracts†††	–	(385,400)	–	(385,400)

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

††† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign

27

NOTES TO FINANCIAL STATEMENTS (continued)

securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended September 30, 2019, The Bank of New York Mellon earned $1,168 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

28

As of and during the period ended September 30, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended September 30, 2019, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended September 30, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2019, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $28,142,788 accumulated capital losses $74,117,179 and unrealized appreciation $139,478,997.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to September 30, 2019. The fund has short-term capital losses of $50,394,989 and long-term capital losses of $23,722,190 which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2019 and September 30, 2018 were as follows: ordinary income $24,705,177 and $16,403,995.

(h) New Accounting Pronouncements: Effective June 1, 2019, the fund adopted Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. The adoption of ASU 2018-13 had no impact on the operations of the fund for the period ended September 30, 2019.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an

29

NOTES TO FINANCIAL STATEMENTS (continued)

amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to October 3, 2018, the unsecured credit facility with Citibank, N.A. was $830 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended September 30, 2019 was approximately $421,370 with a related weighted average annualized interest rate of 3.19%.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the investment advisory fee was computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from October 1, 2018 through February 1, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .82% of the value of the fund’s average daily net assets. On or after February 1, 2020, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $108,105 during the period ended September 30, 2019.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, The Adviser pays the Sub-Adviser a monthly fee at an annual percentage rate of the value of the fund’s average daily net assets.

During the period ended September 30, 2019, the Distributor retained $569 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended September 30, 2019, Class C shares were charged $14,273 pursuant to the Distribution Plan.

30

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2019, Class A and Class C shares were charged $13,263 and $4,758, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. The fund had an arrangement with the custodian to receive earnings credits when positive cash balances were maintained, which were used to offset custody fees. Effective February 1, 2019, the arrangement with the custodian changed whereby the fund will no longer receive earnings credits to offset its custody fees and will receive interest income or overdraft fees going forward. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended September 30, 2019, the fund was charged $5,888 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended September 30, 2019, the fund was charged

31

NOTES TO FINANCIAL STATEMENTS (continued)

$156,745 pursuant to the custody agreement. These fees were partially offset by earnings credits of $677.

During the period ended September 30, 2019, the fund was charged $11,614 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $670,385, Distribution Plan fees $1,063, Shareholder Services Plan fees $1,545, custodian fees $69,285, Chief Compliance Officer fees $3,378 and transfer agency fees $1,020, which are offset against an expense reimbursement currently in effect in the amount of $7,718.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended September 30, 2019, amounted to $406,913,014 and $624,781,227, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended September 30, 2019 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to

32

sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at September 30, 2019 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At September 30, 2019, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	751,972	(385,400)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	751,972	(385,400)
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	751,972	(385,400)

33

NOTES TO FINANCIAL STATEMENTS (continued)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of September 30, 2019:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	[2]	Assets ($)
Citigroup	12,044		-	-		12,044
State Street Bank and Trust Company	733,942		(3)	(650,000)		83,939
UBS Securities	5,986		(281)	-		5,705
Total	751,972		(284)	(650,000)		101,688

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	[2]	Liabilities ($)
CIBC World Markets Corp.	(176)		-	-		(176)
J.P. Morgan Securities	(380,077)		-	-		(380,077)
RBS Securities	(4,863)		-	-		(4,863)
State Street Bank and Trust Company	(3)		3	-		-
UBS Securities	(281)		281	-		-
Total	(385,400)		284	-		(385,116)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
2 In some instances, the actual collateral received and/or pledged may be more than the amount shown due to over collateralization.

The following summarizes the average market value of derivatives outstanding during the period ended September 30, 2019:

Average Market Value ($)
Forward contracts	151,917,278

At September 30, 2019, the cost of investments inclusive of derivative contracts for federal income tax purposes was $905,120,425; accordingly, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $139,651,969, consisting of $199,169,028 gross unrealized appreciation and $59,517,059 gross unrealized depreciation.

34

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Fund and Board of Trustees of
BNY Mellon Investment Funds I (formerly, Dreyfus Investment Funds):

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon International Equity Fund (formerly, Dreyfus/Newton International Equity Fund) (the “Fund”), a series of BNY Mellon Investment Funds I, including the statements of investments, investments in affiliated issuers, and forward foreign currency exchange contracts, as of September 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements), and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more BNY Mellon Investment Adviser, Inc. investment companies since 1994.

New York, New York
November 26, 2019

35

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund elects to provide each shareholder with their portion of the fund's income sourced from foreign countries and taxes paid from foreign countries. The fund reports the maximum amount allowable but not less than $33,042,546 as income sourced from foreign countries for the fiscal year ended September 30, 2019 in accordance with Section 853(c)(2) of the Internal Revenue Code and also the fund reports the maximum amount allowable but not less than $3,044,320 as taxes paid from foreign countries for the fiscal year ended September 30, 2019 in accordance with Section 853(a) of the Internal Revenue Code. Where required by federal tax rules, shareholders will receive notification of their proportionate share of foreign sourced income and foreign taxes paid for the 2019 calendar year with Form 1099-DIV which will be mailed in early 2020. Also the fund reports the maximum amount allowable, but not less than $24,705,177 as ordinary income dividends paid during the fiscal year ended September 30, 2019 as qualified dividend income in accordance with Section 854(b)(1)(B) Section 852(b)(3)(C) of the Internal Revenue Code.

36

BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (76)
Chairman of the Board (2008)
Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 120

———————

Francine J. Bovich (68)
Board Member (2011)
Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 70

———————

Andrew J. Donohue (68)
Board Member (2019)
Principal Occupation During Past 5 Years:

• Of Counsel, Shearman & Sterling LLP (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

• Managing Director and Investment Company General Counsel of Goldman Sachs (2012-2015)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 56

———————

Kenneth A. Himmel (72)
Board Member (2008)
Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-Present)

• President and CEO, Related Urban Development, a real estate development company (1996-Present)

• President and CEO, Himmel & Company, a real estate development company (1980-Present)

• CEO, American Food Management, a restaurant company (1983-Present)

No. of Portfolios for which Board Member Serves: 23

———————

37

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Stephen J. Lockwood (72)
Board Member (2008)
Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-Present)

No. of Portfolios for which Board Member Serves: 23

———————

Roslyn M. Watson (70)
Board Member (2008)
Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-Present)

Other Public Company Board Memberships During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 56

———————

Benaree Pratt Wiley (73)
Board Member (2008)
Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-Present)

• Blue Cross Blue Shield of Massachusetts (2004-Present)

No. of Portfolios for which Board Member Serves: 76

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

James M. Fitzgibbons, Emeritus Board Member

38

OFFICERS OF THE FUND (Unaudited)

RENEE LAROCHE-MORRIS, President since May 2019.

President and a director of BNY Mellon Investment Adviser, Inc. since January 2018. She is an officer of 63 investment companies (comprised of 120 portfolios) managed by the Adviser. She is 48 years old and has been an employee of BNY Mellon since 2003.

JAMES WINDELS, Treasurer since December 2008.

Director- BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 61 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 48 years old and has been an employee of the Adviser since June 2015.

DAVID DIPETRILLO, Vice President since May 2019.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 63 investment companies (comprised of 120 portfolios) managed by the Adviser. He is 41 years old and has been an employee of BNY Mellon since 2005.

JAMES BITETTO, Vice President since December 2008 and Secretary since February 2018.

Managing Counsel of BNY Mellon and Secretary of the Adviser, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 53 years old and has been an employee of the Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 32 years old and has been an employee of the Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 29 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 44 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 54 years old and has been an employee of the Adviser since October 1990.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 2004.

39

OFFICERS OF THE FUND (Unaudited) (continued)

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 34 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2008.

Tax Manager - BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2008.

Senior Accounting Manager- BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 55 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since December 2008.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2008.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2008.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (64 investment companies, comprised of 143 portfolios). He is 62 years old and has served in various capacities with the the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 57 investment companies (comprised of 136 portfolios) managed by the Adviser. She is 51 years old and has been an employee of the Distributor since 1997.

40

NOTES

41

For More Information

BNY Mellon International Equity Fund
240 Greenwich Street
New York, NY 10286

Adviser
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser
Newton Investment Management
(North America) Limited
160 Queen Victoria Street
London, EC4V, 4LA, UK

Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor
BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: NIEAX Class C: NIECX Class I: SNIEX Class Y: NIEYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2019 BNY Mellon Securities Corporation 6916AR0919

BNY Mellon Tax Sensitive Total Return Bond Fund

ANNUAL REPORT September 30, 2019

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Tax Sensitive Total Return Bond Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon Tax Sensitive Total Return Bond Fund (formerly Dreyfus Tax Sensitive Total Return Bond Fund), covering the 12-month period from October 1, 2018 through September 30, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Equity markets weakened in the fourth calendar quarter of 2018, as concerns about rising interest rates, trade tensions and slowing global growth provided downward pressure on returns. In December 2018, stocks experienced a sharp sell-off, as it appeared that the US Federal Reserve (the “Fed”) would maintain its hawkish stance on monetary policy. In January 2019, the Fed commented that it would slow the pace of interest-rate increases, which helped stimulate a rebound across equity markets that continued into the second quarter. Escalating trade tensions disrupted equity markets again in May. The dip was short-lived, as markets rose once again in June. However, despite continued supportive central bank policies, pockets of volatility persisted through the end of the period. Despite the turbulence, several major US equity indices posted modestly positive returns for the 12-month period. In general, small-cap stocks lagged their mid- and large-cap counterparts and non-US markets trailed US performance.

In fixed-income markets, October brought a risk-off mentality, fueled in part by equity market volatility. A flight to quality supported price increases for US Treasuries, which continued through the end of the calendar year, leading to a flattening yield curve. After the Fed’s supportive statements in January 2019, other developed market central banks followed suit and reiterated their abilities to bolster flagging growth by continuing supportive policies. This helped to further buoy fixed-income instrument prices. At the end of July and in mid-September, the Fed cut the federal funds rate by 25 basis points, for a total reduction of 50 basis points during 2019. Both the US and Global Bloomberg Barclays Aggregate Bond indices produced strong returns for the 12 months.

We believe that over the near term, the outlook for the US remains positive, but we will monitor relevant data for any signs of a change. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
October 15, 2019

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from October 1, 2018 through September 30, 2019, as provided by Thomas Casey, Daniel Rabasco, and Jeffrey Burger, of Mellon Investments Corporation, Sub-Investment Adviser

Market and Fund Performance Overview

For the 12-month period ended September 30, 2019, BNY Mellon Tax Sensitive Total Return Bond Fund’s (formerly, Dreyfus Tax Sensitive Total Return Bond Fund) Class A shares produced a total return of 7.17%, Class C shares returned 6.36%, Class I shares returned 7.48% and Class Y shares returned 7.48%.1 In comparison, the fund’s benchmark, the Bloomberg Barclays 3-, 5-, 7-, 10-Year U.S. Municipal Bond Index (the “Index”), provided a total return of 6.71% for the same period.2

Municipal bonds declined early in the reporting period as interest rates rose and the Federal Reserve (the “Fed”) maintained a hawkish stance on monetary policy. But the market rallied beginning in 2019 in response to positive supply-and-demand dynamics, and a shift by the Fed to a more dovish stance. The municipal market also benefited as investors grew more concerned about the global economy, resulting in a “flight to quality.” The fund’s relative performance versus the Index was primarily due to security selection, yield-curve positioning and asset allocation.

The Fund’s Investment Approach

The fund seeks high after-tax total return. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds (or other instruments with similar economic characteristics). The fund normally invests at least 65% of its net assets in municipal bonds that provide income exempt from federal personal income tax. The fund may invest up to 35% of its net assets in taxable bonds and may invest, without limitation, in municipal bonds, the income from which is subject to the federal alternative minimum tax. The fund invests principally in bonds rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, determined to be of comparable quality by the fund’s subadviser.3 The fund is permitted to invest up to 25% of its assets, in the aggregate, in fixed-income securities rated below investment grade.

The fund’s portfolio managers seek relative value opportunities within the municipal bond market and to selectively invest in taxable securities that may offer the potential to enhance after-tax total return and/or reduce volatility. We use a combination of fundamental credit analysis and macroeconomic and quantitative inputs to identify undervalued sectors and securities, and we select municipal bonds using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies.

Strong Demand Drove Municipal Bonds

The municipal bond market experienced weakness early in the reporting period, but a variety of factors contributed to a subsequent rebound, including slowing economic momentum and a relaxing of what had been a hawkish stance by the Fed. Mixed economic data was advantageous for the market, as it made the relative safety of municipal bonds more attractive. It also led the Fed to cut the federal funds rate by a quarter point twice during the reporting period. A flight to quality driven by concerns about global growth and Brexit was also advantageous.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Throughout the reporting period, the municipal bond market benefited from robust demand by investors in states with high income-tax rates. These investors began moving increasingly into municipal bonds in 2018 as a way to shelter income from federal taxes. The Tax Cuts and Jobs Act of 2017 capped the federal deductibility of state and local taxes, increasing the tax burden for many in high-tax states. The surge in demand has persisted through the year-to-date 2019 period and flows into retail mutual funds have been positive for 40 weeks during the 12-month reporting period.

While retail demand drove the market, insurance companies decreased their activity in the market as did banks because the 2017 cut in the corporate tax rate made tax-exempt municipal bonds less attractive.

The performance of the market was driven largely by demand for yield. Investors favored longer-term issues, causing the municipal bond yield curve to flatten during the period. The quest for yield also caused lower-quality issues to outperform higher-quality issues.

Supply increased somewhat during the reporting period but may have been inhibited by the absence of tax-exempt advance refunding bond issuance, which was eliminated by the Tax Cuts and Jobs Act of 2017. In the past, advance refunding allowed issuers to replace higher-yielding tax-exempt debt with lower-yielding tax-exempt debt. Without this option, some entities have taken advantage of low yields by issuing taxable debt to refund tax-exempt debt.

Generally, fundamentals in the municipal bond market remained healthy during the reporting period. Steady but slower economic growth supported tax revenues, fiscal balances and “rainy day” funds. Some issuers even made larger contributions to their pension funds, improving their funded status.

Security Selection, Yield-Curve Positioning and Asset Allocation Drove Fund Performance

The fund’s performance versus the Index was assisted by security selection, yield-curve positioning and asset allocation. Positive selections included securities issued by the International Leadership School of Texas, a charter school, and the Proton Treatment Center of Atlanta, Georgia, a health care provider. A holding of the Jurupa, California special tax district also contributed positively. An overweight to the revenue sector added to the fund’s performance as well, with positions in the health care, prepaid gas and airport segments being especially noteworthy. Yield-curve positioning, particularly the fund’s allocation to 10- to 15-year maturities, and exposure to lower-quality issues, including A and BBB rated securities, also boosted relative returns versus the Index, as did an allocation to short-term taxable instruments.

On the other hand, the fund’s relative performance was hindered by exposure to certain high-quality essential services bonds, especially in the utilities, education, water and special tax segments. In addition, a lack of exposure to Illinois general obligation bonds hampered returns, as did exposure to Texas Permanent School Fund bonds.

A Constructive Investment Posture

We remain relatively constructive on the market, given the positive outlook for supply-and-demand dynamics. Although supply is expected to pick up, demand should remain strong,

4

driven by a continued need to shelter income, especially for investors in high-tax states and by ongoing uncertainty related to trade issues, Brexit concerns and continued slowing in the global economy. We currently are maintaining a duration that is similar to that of the Index, while keeping a broad exposure to maturities to protect investors from adverse movements of the municipal bond yield curve. Also, we will look to add taxable bonds when appropriate to contribute to the fund’s ability to generate low volatility excess after-tax return.

October 15, 2019

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Dividends paid by the fund will be exempt from federal income tax to the extent such dividends are derived from interest paid on principal obligations. The fund also may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are taxable. Return figures provided reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc., pursuant to an agreement in effect through February 1, 2020, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, the fund’s returns would have been lower. Past performance is no guarantee of future results.

2 Source: FactSet — The Bloomberg Barclays 3-, 5-, 7-, 10-Year U.S. Municipal Bond Index is composed of an equal-weighted composite of the 3-Year, 5-Year, 7-Year, and 10-Year Bloomberg Barclays U.S. Municipal Bond indices. Investors cannot invest directly in any index.

3 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid, difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund’s other investments.

5

FUND PERFORMANCE (Unaudited)

Comparison of change in value of $10,000 investment in Class A shares, Class C shares and Class I shares of BNY Mellon Tax Sensitive Total Return Bond Fund with a hypothetical investment of $10,000 in the Bloomberg Barclays 3-, 5-, 7-, 10-Year U.S. Municipal Bond Index (the “Index”)

† Source: Factset

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class A, Class C and Class I shares of BNY Mellon Tax Sensitive Total Return Bond Fund on 9/30/09 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all applicable fees and expenses on Class A, Class C and Class I shares. The Index is composed of an equal-weighted composite of the 3-Year, 5-Year, 7-Year, and 10-Year Bloomberg Barclays U.S. Municipal Bond indices. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Tax Sensitive Total Return Bond Fund with a hypothetical investment of $1,000,000 in the Bloomberg Barclays 3-, 5-, 7-, 10-Year U.S. Municipal Bond Index (the “Index”)

† Source: Factset

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 7/1/13 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a hypothetical $1,000,000 investment made in Class Y shares of BNY Mellon Tax Sensitive Total Return Bond Fund on 9/30/09 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses on Class Y shares. The Index is composed of an equal-weighted composite of the 3-Year, 5-Year, 7-Year, and 10-Year Bloomberg Barclays U.S. Municipal Bond indices. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

7

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 9/30/19
	Inception	1 Year	5 Years	10 Years
	Date
Class A shares
with maximum sales charge (4.5%)	3/31/09	2.33%	1.86%	2.67%
without sales charge	3/31/09	7.17%	2.80%	3.14%
Class C shares
with applicable redemption charge †	3/31/09	5.36%	2.03%	2.37%
without redemption	3/31/09	6.36%	2.03%	2.37%
Class I shares	11/2/92	7.48%	3.07%	3.44%
Class Y shares	7/1/13	7.48%	3.07%	3.44%††
Bloomberg Barclays 3-, 5-, 7-, 10-Year
U.S. Municipal Bond Index		6.71%	2.64%	3.22%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 7/1/13 (the inception date for Class Y shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

8

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Tax Sensitive Total Return Bond Fund from April 1, 2019 to September 30, 2019. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended September 30, 2019

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$3.57	$7.37	$2.29	$2.29
Ending value (after expenses)	$1,032.10	$1,028.30	$1,033.90	$1,033.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended September 30, 2019

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$3.55	$7.33	$2.28	$2.28
Ending value (after expenses)	$1,021.56	$1,017.80	$1,022.81	$1,022.81

†  Expenses are equal to the fund‘s annualized expense ratio of .70% for Class A, 1.45% for Class C, .45% for Class I and .45% for Class Y, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

9

STATEMENT OF INVESTMENTS
September 30, 2019

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 7.2%
Asset-Backed Certificates - .5%
Carrington Mortgage Loan Trust, Ser. 2006-NC5, Cl. A2, 1 Month LIBOR +.11%	2.13	1/25/2037	174,597	[a]	169,903
Daimler Trucks Retail Trust, Ser. 2018-1, Cl. A3	2.85	7/15/2021	1,066,542	[b]	1,069,028
				1,238,931
Asset-Backed Ctfs./Auto Receivables - 2.6%
Capital Auto Receivables Asset Trust, Ser. 2018-1, Cl. A4	2.93	6/20/2022	1,725,000	[b]	1,742,397
Enterprise Fleet Financing, Ser. 2018-1, Cl. A2	2.87	10/20/2023	935,685	[b]	940,018
Ford Credit Floorplan Master Owner Trust, Ser. 2018-1, Cl. A1	2.95	5/15/2023	1,495,000		1,515,143
OSCAR US Funding Trust, Ser. 2018-1A, Cl. A3	3.23	5/10/2022	1,465,000	[b]	1,481,756
Santander Retail Auto Lease Trust, Ser. 2018-A, Cl. A3	2.93	5/20/2021	1,520,000	[b]	1,526,358
				7,205,672
Banks - 1.9%
Citigroup, Sr. Unscd. Notes	2.88	7/24/2023	3,000,000		3,042,325
JPMorgan Chase & Co., Sr. Unscd. Notes	3.80	7/23/2024	2,000,000		2,111,943
				5,154,268
Collateralized Municipal-Backed Securities - .5%
Federal Home Loan Mortgage Corp. Multifamily Variable Rate Certificate, Revenue Bonds, Ser. M048	3.15	1/15/2036	1,250,000		1,351,288
Health Care - 1.7%
Dignity Health, Scd. Bonds	2.64	11/1/2019	760,000		760,032
SSM Health Care, Sr. Unscd. Notes, Ser. 2018	3.69	6/1/2023	3,645,000		3,831,320
				4,591,352
Total Bonds and Notes (cost $18,973,939)			19,541,511

Long-Term Municipal Investments - 91.8%
Arizona - .8%
Maricopa County Industrial Development Authority, Revenue Bonds (Benjamin Franklin Charter School Ltd.)	4.80	7/1/2028	1,600,000	[b]	1,780,992

10

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 91.8% (continued)
Arizona - .8% (continued)
The Phoenix Industrial Development Authority, Revenue Bonds, Refunding (Arizona University Project) Ser. A	5.00	7/1/2028	250,000		305,083
The Phoenix Industrial Development Authority, Revenue Bonds, Refunding (Legacy Traditional Schools Projects)	3.00	7/1/2020	120,000	[b]	120,102
				2,206,177
Arkansas - .8%
Arkansas Development Finance Authority, Revenue Bonds, Refunding (Washington Regional Medical Center) Ser. B	5.00	2/1/2025	1,835,000		2,145,702
California - 6.3%
California, GO (Build America Bonds)	6.65	3/1/2022	2,290,000		2,497,863
California, GO, Refunding	4.00	8/1/2029	4,005,000		4,562,015
California, GO, Refunding	5.00	4/1/2030	1,000,000		1,301,940
California Infrastructure & Economic Development Bank, Revenue Bonds, Refunding (California Academy of Sciences Project) Ser. B, 1 Month LIBOR x .7 +.38%	1.79	8/1/2021	2,100,000	[a]	2,100,357
California Municipal Finance Authority, Revenue Bonds, Refunding (William Jessup University)	5.00	8/1/2027	1,100,000		1,287,616
California Statewide Communities Development Authority, Revenue Bonds (Loma Linda University Medical Center) Ser. A	5.00	12/1/2031	525,000	[b]	604,291
Golden State Tobacco Securitization Corp., Revenue Bonds, Refunding, Ser. A1	5.00	6/1/2023	1,000,000		1,118,230
Jurupa Public Financing Authority, Special Tax Bonds, Refunding, Ser. A	5.00	9/1/2029	1,060,000		1,242,119
Los Angeles Community Facilities District, Special Tax Bonds, Refunding	5.00	9/1/2028	1,000,000		1,165,190
Los Angeles Department of Airports, Revenue Bonds, Ser. B	5.00	5/15/2027	1,000,000		1,207,500
				17,087,121

11

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 91.8% (continued)
Colorado - 1.7%
Colorado Health Facilities Authority, Revenue Bonds (Adventist Health System/Sunbelt) Ser. C	5.00	11/15/2026	1,000,000	1,231,580
Colorado Health Facilities Authority, Revenue Bonds, Refunding (CommonSpirit Health) Ser. A	5.00	8/1/2029	1,285,000	1,612,367
Denver Convention Center Hotel Authority, Revenue Bonds, Refunding	5.00	12/1/2031	1,490,000	1,719,907
				4,563,854
Connecticut - 2.1%
Connecticut, GO, Ser. A	5.00	10/15/2025	2,000,000	2,274,360
Connecticut, Revenue Bonds, Ser. A	5.00	8/1/2026	1,840,000	2,195,709
Connecticut, Revenue Bonds, Ser. A	5.00	9/1/2033	1,000,000	1,148,530
				5,618,599
District of Columbia - 1.9%
District of Columbia, Revenue Bonds (Ingleside Rock Creek Project) Ser. B	3.88	7/1/2024	1,750,000	1,751,995
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding, Ser. A	5.00	10/1/2022	2,000,000	2,206,840
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding, Ser. A	5.00	10/1/2024	1,000,000	1,135,600
				5,094,435
Florida - 7.0%
Atlantic Beach City, Revenue Bonds (Fleet Landing Project) Ser. B2	3.00	11/15/2023	1,250,000	1,258,000
Broward County Airport System, Revenue Bonds	5.00	10/1/2024	1,250,000	1,456,413
Broward County School District, COP, Refunding, Ser. A	5.00	7/1/2027	1,750,000	2,183,195
Florida Higher Educational Facilities Financial Authority, Revenue Bonds, Refunding (Nova Southeastern University Project)	5.00	4/1/2026	1,500,000	1,795,620
Florida Higher Educational Facilities Financial Authority, Revenue Bonds, Refunding (Saint Leo University Project)	5.00	3/1/2027	1,485,000	1,758,492
Jacksonville, Revenue Bonds, Refunding	5.00	10/1/2027	1,000,000	1,167,220
Lee County Solid Waste System, Revenue Bonds, Refunding	5.00	10/1/2025	3,045,000	3,537,437

12

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 91.8% (continued)
Florida - 7.0% (continued)
Lee County Transportation Facilities, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	10/1/2025	1,000,000	1,167,750
Miami Beach Redevelopment Agency, Tax Allocation Bonds, Refunding	5.00	2/1/2033	1,500,000	1,697,790
Miami-Dade County Seaport Department, Revenue Bonds, Ser. A	5.00	10/1/2022	2,000,000	2,188,960
Tampa, Revenue Bonds (H. Lee Moffitt Cancer Center Project) Ser. A	5.00	9/1/2023	250,000	274,925
Village Community Development District No. 7, Special Assessment Bonds, Refunding	3.00	5/1/2020	585,000	587,948
				19,073,750
Georgia - 4.4%
Atlanta Department of Aviation, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2022	1,000,000	1,043,010
Atlanta Development Authority, Revenue Bonds (Georgia Proton Treatment Center Project) Ser. A1	6.75	1/1/2035	1,855,000	1,992,882
Atlanta Development Authority, Revenue Bonds, Ser. A1	5.00	7/1/2029	1,000,000	1,193,760
Fulton County Development Authority, Revenue Bonds (WellStar Health System) Ser. A	5.00	4/1/2036	1,775,000	2,110,599
Georgia Municipal Electric Authority, Revenue Bonds	5.00	1/1/2030	1,145,000	1,402,865
Georgia Municipal Electric Authority, Revenue Bonds (Project One) Ser. A	5.00	1/1/2021	2,085,000	2,175,322
Main Street Natural Gas, Revenue Bonds (Main Street Natural Gas) Ser. B, 1 Month LIBOR x .67 +.75%	2.15	9/1/2023	2,000,000	[a] 2,012,640
				11,931,078
Hawaii - .9%
Hawaii Airports System, Revenue Bonds, Ser. A	5.00	7/1/2028	1,000,000	1,260,200
Hawaii Department of Budget & Finance, Revenue Bonds, Refunding (Hawaiian Electric Co.)	4.00	3/1/2037	1,090,000	1,152,294
				2,412,494
Illinois - 10.6%
Chicago, Revenue Bonds	5.00	11/1/2026	1,000,000	1,146,340

13

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 91.8% (continued)
Illinois - 10.6% (continued)
Chicago, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/2032	2,230,000		2,502,328
Chicago, Revenue Bonds, Refunding, Ser. 2017-2	5.00	11/1/2020	1,500,000		1,554,570
Chicago, Revenue Bonds, Refunding, Ser. C	5.00	1/1/2026	2,000,000		2,303,880
Chicago Board of Education, GO, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. C	5.00	12/1/2030	1,500,000		1,818,045
Chicago Metropolitan Water Reclamation District, GO, Refunding, Ser. A	5.00	12/1/2027	1,000,000		1,220,350
Chicago Metropolitan Water Reclamation District, GO, Refunding, Ser. A	5.00	12/1/2031	1,000,000		1,199,060
Chicago O'Hare International Airport, Revenue Bonds	5.25	1/1/2024	1,500,000		1,681,980
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2035	750,000		884,393
Chicago Park District, GO, Refunding, Ser. B	5.00	1/1/2028	2,500,000		2,801,075
Cook County, Revenue Bonds, Refunding	5.00	11/15/2035	1,000,000		1,196,220
Illinois Finance Authority, Revenue Bonds, Refunding (Rosalind Franklin University)	5.00	8/1/2035	1,100,000		1,272,238
Illinois Finance Authority, Revenue Bonds, Refunding (Rush University Medical Center) Ser. A	5.00	11/15/2026	1,000,000		1,181,340
Illinois State Toll Highway Authority, Revenue Bonds, Ser. B	5.00	1/1/2031	1,000,000		1,184,220
Illinois State Toll Highway Authority, Revenue Bonds, Ser. B	5.00	1/1/2027	1,000,000		1,205,480
Metropolitan Pier & Exposition Authority, Revenue Bonds, Refunding (McCormick Place Project) Ser. B	5.00	12/15/2028	2,035,000		2,179,933
South Western Development Authority, Revenue Bonds, Refunding	7.13	11/1/2023	1,500,000	[c]	1,839,420
University of Illinois, Revenue Bonds, Refunding, Ser. C	5.00	4/1/2025	1,450,000		1,546,599
				28,717,471

14

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 91.8% (continued)
Indiana - .5%
Whiting, Revenue Bonds (BP Products North America Inc. Project)	5.00	11/1/2024	1,250,000	1,440,300
Iowa - .6%
Iowa Finance Authority, Revenue Bonds, Refunding (IOWA Fertilizer Company)	3.13	12/1/2022	1,665,000	1,689,309
Kansas - .5%
Kansas Development Finance Authority, Revenue Bonds (Village Shalom Project) Ser. B	4.00	11/15/2025	1,375,000	1,440,326
Kentucky - 2.4%
Kentucky Public Energy Authority, Revenue Bonds, Ser. A	4.00	4/1/2024	2,500,000	2,718,400
Kentucky Public Energy Authority, Revenue Bonds, Ser. B	4.00	1/1/2025	3,500,000	3,869,740
				6,588,140
Louisiana - .8%
Louisiana, Revenue Bonds, Ser. A	5.00	6/15/2025	1,000,000	1,158,270
Louisiana Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	5/15/2020	1,000,000	1,021,670
				2,179,940
Maryland - 2.0%
Baltimore, Revenue Bonds, Refunding (Convention Center Hotel Project)	5.00	9/1/2036	1,000,000	1,155,920
Maryland Health & Higher Educational Facilities Authority, Revenue Bonds, Refunding (University of Maryland Medical System) Ser. B	5.00	7/1/2032	1,500,000	1,815,585
Maryland State Transportation Authority, Revenue Bonds	5.00	6/1/2028	2,000,000	2,518,100
				5,489,605
Massachusetts - 1.7%
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2028	1,335,000	1,620,543
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2021	800,000	845,616
Massachusetts Educational Financing Authority, Revenue Bonds, Ser. B	5.00	7/1/2026	1,200,000	1,436,988

15

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 91.8% (continued)
Massachusetts - 1.7% (continued)
Massachusetts Port Authority, Revenue Bonds, Refunding (Bosfuel Project) Ser. A	5.00	7/1/2032	500,000	624,255
				4,527,402
Michigan - 2.5%
Great Lakes Water Authority Water Supply System, Revenue Bonds, Refunding, Ser. D	5.00	7/1/2025	1,105,000	1,314,386
Michigan Finance Authority, Revenue Bonds, Refunding (Beaumont Health Credit Group)	5.00	8/1/2025	1,000,000	1,164,890
Michigan Finance Authority, Revenue Bonds, Refunding (Detroit School District) Ser. A	5.00	5/1/2020	1,125,000	1,147,928
Michigan Finance Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. C3	5.00	7/1/2030	1,000,000	1,155,710
Michigan Strategic Fund, Revenue Bonds	5.00	12/31/2032	1,700,000	2,090,371
				6,873,285
Minnesota - 1.1%
Duluth Independent School District No. 709, COP, Refunding, Ser. B	5.00	2/1/2026	795,000	951,202
Duluth Independent School District No. 709, COP, Refunding, Ser. B	5.00	2/1/2024	800,000	912,040
Western Minnesota Municipal Power Agency, Revenue Bonds, Ser. A	5.00	1/1/2029	1,120,000	1,272,499
				3,135,741
Missouri - 2.6%
Missouri Development Finance Board, Revenue Bonds, Refunding (Branson Landing Project) Ser. A	5.00	6/1/2028	1,000,000	1,118,890
Missouri Development Finance Board, Revenue Bonds, Refunding (Branson Landing Project) Ser. A	5.00	6/1/2023	1,000,000	1,120,170
Missouri Health & Educational Facilities Authority, Revenue Bonds, Refunding (St. Luke's Health System)	5.00	11/15/2027	1,000,000	1,203,240
Missouri Joint Municipal Electric Utility Commission, Revenue Bonds, Refunding (Prairie State Project) Ser. A	5.00	12/1/2029	3,120,000	3,683,846
				7,126,146

16

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 91.8% (continued)
Nebraska - .4%
Nebraska Public Power District, Revenue Bonds, Refunding, Ser. A1	5.00	1/1/2030	1,000,000		1,175,950
New Jersey - 5.9%
New Jersey Economic Development Authority, Revenue Bonds, Refunding (New Jersey - American Water Company, Inc. Project) Ser. C	5.10	6/1/2023	1,000,000		1,020,460
New Jersey Economic Development Authority, Revenue Bonds, Refunding (Port Newark Container Terminal LLC Project)	5.00	10/1/2023	1,000,000		1,119,890
New Jersey Economic Development Authority, Revenue Bonds, Refunding, Ser. XX	5.00	6/15/2021	2,000,000		2,112,680
New Jersey Economic Development Authority, Revenue Bonds, Refunding, Ser. XX	5.00	6/15/2026	1,845,000		2,117,267
New Jersey Health Care Facilities Financing Authority, Revenue Bonds (Inspira Health Obligated Group)	5.00	7/1/2035	1,850,000		2,228,898
New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Refunding (Virtua Health)	5.00	7/1/2025	1,000,000		1,146,060
New Jersey Higher Education Student Assistance Authority, Revenue Bonds, Refunding, Ser. 2015-1A	5.00	12/1/2024	1,000,000		1,155,240
New Jersey Higher Education Student Assistance Authority, Revenue Bonds, Refunding, Ser. B	5.00	12/1/2022	1,600,000		1,762,320
New Jersey Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. B	3.20	6/1/2027	1,930,000		1,973,985
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Ser. BB1	5.00	6/15/2029	1,120,000		1,349,981
				15,986,781
New York - 9.6%
Metropolitan Transportation Authority, Revenue Bonds, Refunding, Ser. B	5.00	11/15/2027	2,380,000		2,923,092
New York City, GO, Refunding (LOC; Landesbank Hessen-Thuringen Girozentrale) Ser. J6	1.80	8/1/2024	2,000,000	[d]	2,000,000
New York City, GO, Ser. D2	3.86	12/1/2028	2,000,000		2,243,180

17

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 91.8% (continued)
New York - 9.6% (continued)
New York City Housing Development Corp., Revenue Bonds, Ser. B2	5.00	7/1/2026	2,000,000		2,253,300
New York City Transitional Finance Authority, Revenue Bonds, Ser. E2	2.63	2/1/2023	1,000,000		1,022,280
New York State Dormitory Authority, Revenue Bonds, Refunding (Orange Regional Medical Center)	5.00	12/1/2027	800,000	[b]	966,096
New York State Urban Development Corp., Revenue Bonds, Refunding, Ser. B	2.67	3/15/2023	1,000,000		1,025,690
New York Transportation Development Corp., Revenue Bonds (Delta Air Lines)	5.00	1/1/2024	2,500,000		2,813,050
New York Transportation Development Corp., Revenue Bonds, Refunding (American Airlines Inc.)	5.00	8/1/2021	1,350,000		1,420,619
Niagara Area Development Corp., Revenue Bonds, Refunding (Covanta Holding Project) Ser. B	3.50	11/1/2024	1,250,000	[b]	1,308,113
Port Authority of New York & New Jersey, Revenue Bonds (Consolidated Bonds, Ser. 185)	5.00	9/1/2030	1,000,000		1,158,890
Triborough Bridge & Tunnel Authority, Revenue Bonds, Ser. 2003 B2, 1 Month LIBOR x .67 +.35%	1.75	12/3/2019	3,000,000	[a]	3,001,050
TSASC, Revenue Bonds, Refunding, Ser. A	5.00	6/1/2032	2,000,000		2,373,960
TSASC, Revenue Bonds, Refunding, Ser. B	5.00	6/1/2022	1,500,000		1,585,665
				26,094,985
North Carolina - .5%
North Carolina Medical Care Commission, Revenue Bonds, Refunding (Pennybyrn At Maryfield)	5.00	10/1/2019	1,375,000		1,375,000
Pennsylvania - 5.5%
Commonwealth Financing Authority, Revenue Bonds	5.00	6/1/2028	1,000,000		1,250,840
Delaware Valley Regional Finance Authority, Revenue Bonds, Ser. C, 1 Month MUNIPSA +.53%	2.11	9/1/2023	2,500,000	[a]	2,510,575

18

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 91.8% (continued)
Pennsylvania - 5.5% (continued)
Montgomery County Industrial Development Authority, Revenue Bonds, Refunding (ACTS Retirement-Life Communities)	5.00	11/15/2036	2,570,000	3,003,045
Pennsylvania Housing Finance Agency, Revenue Bonds, Refunding, Ser. 114A	3.35	10/1/2026	1,500,000	1,532,775
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding	5.00	12/1/2033	2,000,000	2,440,520
Pennsylvania Turnpike Commission, Revenue Bonds, Ser. B	5.00	12/1/2029	1,000,000	1,194,590
Philadelphia Airport, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2027	1,500,000	1,849,170
Philadelphia Gas Works, Revenue Bonds, Refunding	5.00	8/1/2021	1,000,000	1,067,260
				14,848,775
Rhode Island - 1.0%
Rhode Island Student Loan Authority, Revenue Bonds, Ser. A	5.00	12/1/2025	1,250,000	1,468,950
Rhode Island Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2026	1,000,000	1,161,610
				2,630,560
South Carolina - .4%
South Carolina Public Service Authority, Revenue Bonds, Refunding, Ser. C	5.00	12/1/2021	1,000,000	1,075,820
Tennessee - 1.7%
Tennessee Energy Acquisition Corp., Revenue Bonds	4.00	11/1/2025	1,750,000	1,937,302
Tennessee Energy Acquisition Corp., Revenue Bonds, Ser. A	5.25	9/1/2026	1,120,000	1,339,251
Tennessee Energy Acquisition Corp., Revenue Bonds, Ser. A	4.00	5/1/2023	1,250,000	1,337,088
				4,613,641
Texas - 10.1%
Central Texas Regional Mobility Authority, Revenue Bonds, Refunding	5.00	1/1/2027	1,250,000	1,485,538
Central Texas Regional Mobility Authority, Revenue Bonds, Ser. A	5.00	1/1/2031	1,175,000	1,368,076
Clifton Higher Education Finance Corp., Revenue Bonds (International American Education Federation) Ser. D	5.75	8/15/2033	3,500,000	3,914,715
Dallas, GO, Refunding	5.00	2/15/2030	1,000,000	1,142,090
Dallas, GO, Refunding, Ser. A	5.00	2/15/2026	1,000,000	1,119,630

19

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 91.8% (continued)
Texas - 10.1% (continued)
Dallas Love Field, Revenue Bonds	5.00	11/1/2026	1,000,000		1,221,530
Dallas Love Field, Revenue Bonds	5.00	11/1/2027	1,850,000		2,198,299
Grand Parkway Transportation Corp., BAN	5.00	2/1/2023	3,000,000		3,336,210
Harris County-Houston Sports Authority, Revenue Bonds, Refunding, Ser. A	5.00	11/15/2029	750,000		867,165
Houston Airport System, Revenue Bonds, Refunding (United Airlines Inc. Terminal E Project)	4.75	7/1/2024	1,000,000		1,087,430
Houston Combined Utility System, Revenue Bonds, Refunding, Ser. A, 1 Month MUNIPSA +.90%	2.48	5/1/2020	2,000,000	[a]	2,001,080
Lower Colorado River Authority, Revenue Bonds, Refunding	5.00	5/15/2025	1,685,000		1,840,020
Lower Colorado River Authority, Revenue Bonds, Refunding	5.00	5/15/2026	1,000,000		1,220,620
Mission Economic Development Corp., Revenue Bonds, Refunding (Natgasoline Project)	4.63	10/1/2031	1,000,000	[b]	1,086,440
Sam Rayburn Municipal Power Agency, Revenue Bonds, Refunding	5.00	10/1/2020	1,210,000		1,251,273
Texas Public Finance Authority, Revenue Bonds, Refunding	5.00	2/1/2030	1,780,000		2,296,253
				27,436,369
U.S. Related - .7%
Puerto Rico Highway & Transportation Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. CC	5.25	7/1/2036	1,600,000		1,806,512
Virginia - .5%
Virginia Small Business Financing Authority, Revenue Bonds (95 Express Lanes)	5.00	7/1/2034	1,400,000		1,499,792
Washington - 3.5%
King County Public Hospital District No. 1, GO, Refunding	5.00	12/1/2025	2,500,000		2,990,800
Port of Seattle, Revenue Bonds	5.00	4/1/2027	2,250,000		2,767,185
Port of Seattle, Revenue Bonds, Ser. C	5.00	4/1/2025	3,340,000		3,883,518
				9,641,503

20

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 91.8% (continued)
Wisconsin - .8%
Wisconsin Health & Educational Facilities Authority, Revenue Bonds, Refunding (ProHealth Care Obligated Group)	5.00	8/15/2033	1,000,000	1,130,850
Wisconsin Health & Educational Facilities Authority, Revenue Bonds, Ser. A	5.00	12/1/2023	1,000,000	1,139,680
				2,270,530
Total Long-Term Municipal Investments (cost $238,218,461)			249,797,093
Total Investments (cost $257,192,400)			99.0%	269,338,604
Cash and Receivables (Net)			1.0%	2,731,994
Net Assets			100.0%	272,070,598

a Variable rate security—rate shown is the interest rate in effect at period end.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2019, these securities were valued at $12,625,591 or 4.64% of net assets.

c These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

d Auction Rate Security—interest rate is reset periodically under an auction process that is conducted by an auction agent. Rate shown is the interest rate in effect at period end.

21

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Transportation	14.1
General	13.6
Education	9.0
Medical	8.8
General Obligation	7.4
Airport	7.1
Development	5.9
Power	4.4
Tobacco Settlement	3.9
Nursing Homes	3.7
Water	3.1
Asset-Backed	3.1
Student Loan	2.1
Utilities	2.0
Facilities	1.9
Banks	1.9
Pollution	1.8
Multifamily Housing	1.3
Build America Bonds	.9
Special Tax	.9
Prerefunded	.7
School District	.7
Single Family Housing	.6
Housing	.1
99.0

† Based on net assets.

See notes to financial statements.

22

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
EURIBOR	Euro Interbank Offered Rate	FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation	FNMA	Federal National Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association	GO	General Obligation
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LIBOR	London Interbank Offered Rate	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	NAN	Note Anticipation Notes
MERLOTS	Municipal Exempt Receipts Liquidity Option Tender	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	MUNIPSA	Securities Industry and Financial Markets Association Municipal Swap Index Yield
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
P-FLOATS	Puttable Floating Option Tax-Exempt Receipts	PRIME	Prime Lending Rate
PUTTERS	Puttable Tax-Exempt Receipts	RAC	Revenue Anticipation Certificates
RAN	Revenue Anticipation Notes	RAW	Revenue Anticipation Warrants
RIB	Residual Interest Bonds	ROCS	Reset Options Certificates
RRR	Resources Recovery Revenue	SAAN	State Aid Anticipation Notes
SBPA	Standby Bond Purchase Agreement	SFHR	Single Family Housing Revenue
SFMR	Single Family Mortgage Revenue	SOFRRATE	Secured Overnight Financing Rate
SONYMA	State of New York Mortgage Agency	SPEARS	Short Puttable Exempt Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

See notes to financial statements.

23

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2019

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	257,192,400	269,338,604
Cash		795,120
Interest receivable		3,164,156
Receivable for shares of Beneficial Interest subscribed		1,078,848
Prepaid expenses		31,952
		274,408,680
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		85,172
Payable for investment securities purchased		1,350,854
Payable for shares of Beneficial Interest redeemed		838,093
Trustees fees and expenses payable		711
Other accrued expenses		63,252
		2,338,082
Net Assets ($)		272,070,598
Composition of Net Assets ($):
Paid-in capital		258,157,755
Total distributable earnings (loss)		13,912,843
Net Assets ($)		272,070,598

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	4,453,955	141,101	267,211,882	263,660
Shares Outstanding	189,264	5,993	11,347,104	11,196
Net Asset Value Per Share ($)	23.53	23.54	23.55	23.55

See notes to financial statements.

24

STATEMENT OF OPERATIONS
Year Ended September 30, 2019

Investment Income ($):
Interest Income	8,098,581
Expenses:
Investment advisory fee—Note 3(a)	1,102,717
Administration fee—Note 3(a)	165,409
Professional fees	85,666
Registration fees	75,733
Shareholder servicing costs—Note 3(c)	31,997
Trustees’ fees and expenses—Note 3(d)	21,672
Prospectus and shareholders’ reports	11,403
Loan commitment fees—Note 2	6,068
Custodian fees—Note 3(c)	4,306
Distribution fees—Note 3(b)	1,381
Miscellaneous	42,417
Total Expenses	1,548,769
Less—reduction in expenses due to undertaking—Note 3(a)	(283,193)
Less—reduction in fees due to earnings credits—Note 3(c)	(4,306)
Net Expenses	1,261,270
Investment Income—Net	6,837,311
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	1,784,326
Net change in unrealized appreciation (depreciation) on investments	11,286,618
Net Realized and Unrealized Gain (Loss) on Investments	13,070,944
Net Increase in Net Assets Resulting from Operations	19,908,255

See notes to financial statements.

25

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2019	2018
Operations ($):
Investment income—net	6,837,311	6,729,669
Net realized gain (loss) on investments	1,784,326	64,256
Net change in unrealized appreciation (depreciation) on investments	11,286,618	(7,124,581)
Net Increase (Decrease) in Net Assets Resulting from Operations	19,908,255	(330,656)
Distributions ($):
Distributions to shareholders:
Class A	(156,615)	(305,172)
Class C	(2,801)	(3,666)
Class I	(6,752,586)	(6,658,117)
Class Y	(8,977)	(125,833)
Total Distributions	(6,920,979)	(7,092,788)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	2,026,265	4,216,581
Class C	-	14,985
Class I	58,223,138	68,733,879
Class Y	-	69,525
Distributions reinvested:
Class A	153,803	301,316
Class C	2,647	3,652
Class I	6,385,459	6,253,305
Class Y	8,951	125,808
Cost of shares redeemed:
Class A	(4,543,150)	(14,331,929)
Class C	(61,626)	(406,643)
Class I	(72,844,817)	(54,282,979)
Class Y	(268,004)	(6,525,437)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(10,917,334)	4,172,063
Total Increase (Decrease) in Net Assets	2,069,942	(3,251,381)
Net Assets ($):
Beginning of Period	270,000,656	273,252,037
End of Period	272,070,598	270,000,656

26

	Year Ended September 30,
	2019	2018
Capital Share Transactions (Shares):
Class A
Shares sold	89,249	185,409
Shares issued for distributions reinvested	6,690	13,265
Shares redeemed	(194,716)	(635,652)
Net Increase (Decrease) in Shares Outstanding	(98,777)	(436,978)
Class C
Shares sold	-	664
Shares issued for distributions reinvested	115	160
Shares redeemed	(2,637)	(17,669)
Net Increase (Decrease) in Shares Outstanding	(2,522)	(16,845)
Class I
Shares sold	2,531,053	3,016,686
Shares issued for distributions reinvested	277,153	275,544
Shares redeemed	(3,155,305)	(2,392,108)
Net Increase (Decrease) in Shares Outstanding	(347,099)	900,122
Class Y
Shares sold	-	3,040
Shares issued for distributions reinvested	390	5,532
Shares redeemed	(11,747)	(288,685)
Net Increase (Decrease) in Shares Outstanding	(11,357)	(280,113)

See notes to financial statements.

27

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended September 30,
Class A Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	22.46	23.05	23.43	23.00	23.15
Investment Operations:
Investment income—net[a]	.51	.49	.48	.49	.52
Net realized and unrealized gain (loss) on investments	1.08	(.57)	(.35)	.51	.02
Total from Investment Operations	1.59	(.08)	.13	1.00	.54
Distributions:
Dividends from Investment income—net	(.51)	(.48)	(.47)	(.48)	(.51)
Dividends from net realized gain on investments	(.01)	(.03)	(.04)	(.09)	(.18)
Total Distributions	(.52)	(.51)	(.51)	(.57)	(.69)
Net asset value, end of period	23.53	22.46	23.05	23.43	23.00
Total Return (%)[b]	7.17	(.36)	.59	4.40	2.38
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.88	.85	.85	.88	.89
Ratio of net expenses to average net assets	.70	.70	.70	.70	.70
Ratio of net investment income to average net assets	2.24	2.10	2.08	2.07	2.24
Portfolio Turnover Rate	29.19	31.75	20.30	29.16	29.93
Net Assets, end of period ($ x 1,000)	4,454	6,469	16,714	5,551	6,319

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

28

	Year Ended September 30,
Class C Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	22.47	23.06	23.43	23.00	23.16
Investment Operations:
Investment income—net[a]	.34	.29	.30	.31	.35
Net realized and unrealized gain (loss) on investments	1.08	(.54)	(.33)	.51	.01
Total from Investment Operations	1.42	(.25)	(.03)	.82	.36
Distributions:
Dividends from investment income—net	(.34)	(.31)	(.30)	(.30)	(.34)
Dividends from net realized gain on investments	(.01)	(.03)	(.04)	(.09)	(.18)
Total Distributions	(.35)	(.34)	(.34)	(.39)	(.52)
Net asset value, end of period	23.54	22.47	23.06	23.43	23.00
Total Return (%)[b]	6.36	(1.12)	(.11)	3.62	1.58
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.02	1.84	1.64	1.70	1.69
Ratio of net expenses to average net assets	1.45	1.45	1.45	1.45	1.45
Ratio of net investment income to average net assets	1.49	1.33	1.34	1.32	1.49
Portfolio Turnover Rate	29.19	31.75	20.30	29.16	29.93
Net Assets, end of period ($ x 1,000)	141	191	585	754	744

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

29

FINANCIAL HIGHLIGHTS (continued)

	Year Ended September 30,
Class I Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	22.48	23.07	23.44	23.01	23.16
Investment Operations:
Investment income—net[a]	.57	.54	.53	.54	.57
Net realized and unrealized gain (loss) on investments	1.08	(.56)	(.33)	.51	.03
Total from Investment Operations	1.65	(.02)	.20	1.05	.60
Distributions:
Dividends from Investment income—net	(.57)	(.54)	(.53)	(.53)	(.57)
Dividends from net realized gain on investments	(.01)	(.03)	(.04)	(.09)	(.18)
Total Distributions	(.58)	(.57)	(.57)	(.62)	(.75)
Net asset value, end of period	23.55	22.48	23.07	23.44	23.01
Total Return (%)	7.48	(.10)	.84	4.65	2.63
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55	.55	.56	.57	.58
Ratio of net expenses to average net assets	.45	.45	.45	.45	.45
Ratio of net investment income to average net assets	2.49	2.36	2.33	2.32	2.48
Portfolio Turnover Rate	29.19	31.75	20.30	29.16	29.93
Net Assets, end of period ($ x 1,000)	267,212	262,833	248,973	217,617	191,558

a Based on average shares outstanding.

See notes to financial statements.

30

	Year Ended September 30,
Class Y Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	22.48	23.06	23.43	23.00	23.16
Investment Operations:
Investment income—net[a]	.57	.54	.54	.54	.57
Net realized and unrealized gain (loss) on investments	1.08	(.55)	(.34)	.51	.02
Total from Investment Operations	1.65	(.01)	.20	1.05	.59
Distributions:
Dividends from Investment income—net	(.57)	(.54)	(.53)	(.53)	(.57)
Dividends from net realized gain on investments	(.01)	(.03)	(.04)	(.09)	(.18)
Total Distributions	(.58)	(.57)	(.57)	(.62)	(.75)
Net asset value, end of period	23.55	22.48	23.06	23.43	23.00
Total Return (%)	7.48	(.11)	.88	4.66	2.59
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.57	.56	.55	.57	.59
Ratio of net expenses to average net assets	.45	.45	.45	.45	.45
Ratio of net investment income to average net assets	2.49	2.35	2.33	2.32	2.48
Portfolio Turnover Rate	29.19	31.75	20.30	29.16	29.93
Net Assets, end of period ($ x 1,000)	264	507	6,980	995	970

a  Based on average shares outstanding.

See notes to financial statements.

31

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Tax Sensitive Total Return Bond Fund (the “fund”) is a separate non-diversified series of BNY Mellon Investment Funds I (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek a high after-tax total return. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Effective January 2, 2019, BNY Mellon Asset Management North America Corporation was renamed Mellon Investments Corporation. Mellon Investments Corporation (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-investment adviser.

Effective June 3, 2019, the fund changed its name from Dreyfus Tax Sensitive Total Return Bond Fund to BNY Mellon Tax Sensitive Total Return Bond Fund and the Trust changed its name from Dreyfus Investment Funds to BNY Mellon Investment Funds I. In addition, The Dreyfus Corporation, the fund’s investment adviser, changed its name to “BNY Mellon Investment Adviser, Inc.” MBSC Securities Corporation, the fund’s distributor, changed its name to “BNY Mellon Securities Corporation” and Dreyfus Transfer, Inc., the fund’s transfer agent, changed its name to “BNY Mellon Transfer, Inc.”

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I, Class T and Class Y. Class A, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on

32

behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. As of the date of this report, the fund did not offer Class T shares for purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

33

NOTES TO FINANCIAL STATEMENTS (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), are valued each business day by an independent pricing service (the “Service”) approved by the Trust’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Securities are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general oversight of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its

34

net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2019 in valuing the fund’s investments:

Level 1 - Unadjusted Quoted Prices		Level 2 – Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities: †
Asset-Backed	−	8,444,603	−	8,444,603
Collateralized Municipal-Backed Securities	−	1,351,288	−	1,351,288
Corporate Bonds	−	9,745,620	−	9,745,620
Municipal Securities	−	249,797,093	−	249,797,093

† See Statement of Investments for additional detailed categorizations, if any.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

(c) Risk: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or

35

NOTES TO FINANCIAL STATEMENTS (continued)

adverse investor sentiment. Such values may also decline because of factors that affect a particular industry.

(d) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended September 30, 2019, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended September 30, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2019, the components of accumulated earnings on a tax basis were as follows: undistributed tax-exempt income $19,253, undistributed ordinary income $79,652, undistributed capital gains $1,680,172 and unrealized appreciation $12,146,204.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2019 and September 30, 2018 were as follows: tax-exempt income $6,334,403 and $6,439,401, ordinary income $532,561 and $342,251, and long-term capital gains $54,015 and $311,136, respectively.

(f) New Accounting Pronouncements: Effective June 1, 2019, the fund adopted Accounting Standards Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities (“ASU 2017-08”).

36

The update shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date.

Also effective June 1, 2019, the fund adopted Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that modifies certain disclosure requirements for fair value measurements. The adoption of ASU 2017-08 and ASU 2018-13 had no impact on the operations of the fund for the period ended September 30, 2019.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to October 3, 2018, the unsecured credit facility with Citibank, N.A. was $830 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended September 30, 2019, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the fund has agreed to pay an investment advisory fee at the annual rate of .40% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from October 1, 2018 through February 1, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .45% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant

37

NOTES TO FINANCIAL STATEMENTS (continued)

to the undertaking, amounted to $283,193 during the year ended September 30, 2019.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser serves as the fund’s sub-investment adviser responsible for the day-to-day management of the fund’s portfolio. The Adviser pays the sub-investment adviser a monthly fee at an annual percentage of the value of the fund’s average daily net asset. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser’s ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by the Adviser to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by the Adviser separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

The fund has a Fund Accounting and Administrative Services Agreement (the “Administration Agreement”) with the Adviser, whereby the Adviser performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate the Adviser for providing accounting and recordkeeping services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06% of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to the Adviser for this service, the Adviser has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both the Adviser’ costs in providing these services and a reasonable allocation of the costs incurred by the Adviser

38

and its affiliates related to the support and oversight of these services. The fund also reimburses the Adviser for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $165,409 during the period ended September 30, 2019.

During the period ended September 30, 2019, the Distributor retained $674 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended September 30, 2019, Class C shares were charged $1,381 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2019, Class A and Class C shares were charged $17,187 and $461, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and

39

NOTES TO FINANCIAL STATEMENTS (continued)

redemptions. During the period ended September 30, 2019, the fund was charged $6,220 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended September 30, 2019, the fund was charged $4,306 pursuant to the custody agreement. These fees were offset by earnings credits of $4,306.

During the period ended September 30, 2019, the fund was charged $11,614 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $90,318, administration fees $13,547, Distribution Plan fees $98, Shareholder Services Plan fees $1,020, custodian fees $1,456, Chief Compliance Officer fees $3,378 and transfer agency fees $674, which are offset against an expense reimbursement currently in effect in the amount of $25,319.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended September 30, 2019, amounted to $79,524,672 and $85,838,060, respectively.

At September 30, 2019, the cost of investments for federal income tax purposes was $257,192,400; accordingly, accumulated net unrealized appreciation on investments was $12,146,204 consisting of $12,179,629 gross unrealized appreciation and $33,425 gross unrealized depreciation.

40

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Fund and Board of Trustees of
BNY Mellon Investment Funds I (formerly, Dreyfus Investment Funds):

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Tax Sensitive Total Return Bond Fund (formerly, Dreyfus Tax Sensitive Total Return Bond Fund) (the “Fund”), a series of BNY Mellon Investment Funds I, including the statement of investments, as of September 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements), and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more BNY Mellon Investment Adviser, Inc. investment companies since 1994.

New York, New York
November 26, 2019

41

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended September 30, 2019 as “exempt-interest dividends” (not generally subject to regular federal income tax), except $498,507 that is being reported as an ordinary income distribution for reporting purposes. Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2019 calendar year on Form 1099-DIV, which will be mailed in early 2020. The fund reports the maximum amount allowable but not less than $.0046 per share as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0029 as a short-term capital gain dividend paid on December 28, 2018 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

42

BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (76)
Chairman of the Board (2008)
Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 120

———————

Francine J. Bovich (68)
Board Member (2011)
Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 70

———————

Andrew J. Donohue (68)
Board Member (2019)
Principal Occupation During Past 5 Years:

• Of Counsel, Shearman & Sterling LLP (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

• Managing Director and Investment Company General Counsel of Goldman Sachs (2012-2015)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 56

———————

Kenneth A. Himmel (72)
Board Member (2008)
Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-Present)

• President and CEO, Related Urban Development, a real estate development company (1996-Present)

• President and CEO, Himmel & Company, a real estate development company (1980-Present)

• CEO, American Food Management, a restaurant company (1983-Present)

No. of Portfolios for which Board Member Serves: 23

———————

43

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Stephen J. Lockwood (72)
Board Member (2008)
Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-Present)

No. of Portfolios for which Board Member Serves: 23

———————

Roslyn M. Watson (70)
Board Member (2008)
Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-Present)

Other Public Company Board Memberships During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 56

———————

Benaree Pratt Wiley (73)
Board Member (2008)
Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-Present)

• Blue Cross Blue Shield of Massachusetts (2004-Present)

No. of Portfolios for which Board Member Serves: 76

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

James M. Fitzgibbons, Emeritus Board Member

44

OFFICERS OF THE FUND (Unaudited)

RENEE LAROCHE-MORRIS, President since May 2019.

President and a director of BNY Mellon Investment Adviser, Inc. since January 2018. She is an officer of 63 investment companies (comprised of 120 portfolios) managed by the Adviser. She is 48 years old and has been an employee of BNY Mellon since 2003.

JAMES WINDELS, Treasurer since December 2008.

Director- BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 61 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 48 years old and has been an employee of the Adviser since June 2015.

DAVID DIPETRILLO, Vice President since May 2019.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 63 investment companies (comprised of 120 portfolios) managed by the Adviser. He is 41 years old and has been an employee of BNY Mellon since 2005.

JAMES BITETTO, Vice President since December 2008 and Secretary since February 2018.

Managing Counsel of BNY Mellon and Secretary of the Adviser, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 53 years old and has been an employee of the Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 32 years old and has been an employee of the Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 29 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 44 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 54 years old and has been an employee of the Adviser since October 1990.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 2004.

45

OFFICERS OF THE FUND (Unaudited) (continued)

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 34 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2008.

Tax Manager - BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2008.

Senior Accounting Manager- BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 55 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since December 2008.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2008.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2008.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (64 investment companies, comprised of 143 portfolios). He is 62 years old and has served in various capacities with the the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 57 investment companies (comprised of 136 portfolios) managed by the Adviser. She is 51 years old and has been an employee of the Distributor since 1997.

46

NOTES

47

NOTES

48

NOTES

49

For More Information

BNY Mellon Tax Sensitive Total Return Bond Fund
240 Greenwich Street
New York, NY 10286

Adviser
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser
Mellon Investments Corporation
BNY Mellon Center
One Boston Place
Boston, MA 02108-4408

Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor
BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DSDAX Class C: DSDCX Class I: SDITX Class Y: SDYTX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2019 BNY Mellon Securities Corporation 6935AR0919

BNY Mellon Small/Mid Cap Growth Fund

ANNUAL REPORT September 30, 2019

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.bnymellonim.com/us and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Small/Mid Cap Growth Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon Small/Mid Cap Growth Fund (formerly Dreyfus/The Boston Company Small/Mid Cap Growth Fund), covering the 12-month period from October 1, 2018 through September 30, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Equity markets weakened in the fourth calendar quarter of 2018, as concerns about rising interest rates, trade tensions and slowing global growth provided downward pressure on returns. In December 2018, stocks experienced a sharp sell-off, as it appeared that the US Federal Reserve (the “Fed”) would maintain its hawkish stance on monetary policy. In January 2019, the Fed commented that it would slow the pace of interest-rate increases, which helped stimulate a rebound across equity markets that continued into the second quarter. Escalating trade tensions disrupted equity markets again in May. The dip was short-lived, as markets rose once again in June. However, despite continued supportive central bank policies, pockets of volatility persisted through the end of the period. Despite the turbulence, several major US equity indices posted modestly positive returns for the 12-month period. In general, small-cap stocks lagged their mid- and large-cap counterparts and non-US markets trailed US performance.

In fixed-income markets, October brought a risk-off mentality, fueled in part by equity market volatility. A flight to quality supported price increases for US Treasuries, which continued through the end of the calendar year, leading to a flattening yield curve. After the Fed’s supportive statements in January 2019, other developed market central banks followed suit and reiterated their abilities to bolster flagging growth by continuing supportive policies. This helped to further buoy fixed-income instrument prices. At the end of July and in mid-September, the Fed cut the federal funds rate by 25 basis points, for a total reduction of 50 basis points during 2019. Both the US and Global Bloomberg Barclays Aggregate Bond indices produced strong returns for the 12 months.

We believe that over the near term, the outlook for the US remains positive, but we will monitor relevant data for any signs of a change. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
October 15, 2019

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from October 1, 2018 through September 30, 2019, as provided by John R. Porter, Todd W. Wakefield, CFA, and Robert C. Zeuthen, CFA, of Mellon Investments Corporation, Sub-Investment Adviser

Market and Fund Performance Overview

For the 12-month period ended September 30, 2019, BNY Mellon Small/Mid Cap Growth Fund’s (formerly, Dreyfus/The Boston Company Small/Mid Cap Growth Fund) Class A shares produced a total return of -5.17%, Class C shares returned -5.88%, Class I shares returned -4.95%, Class Y shares returned -4.87% and Class Z shares returned -4.95.1 In comparison, the fund’s benchmark, the Russell 2500™ Growth Index (the “Index”), posted a total return of -4.11% for the same period.2

Small- and mid-cap growth stocks were affected by market volatility during the reporting period, which was fueled by geopolitical, trade and economic uncertainty. Based on the Russell family of indices, small-cap stocks produced negative returns while mid-caps achieved modestly positive results. The fund underperformed the Index, mainly due to security selections in the health care and financials sectors.

The Fund’s Investment Approach

The fund seeks long-term growth of capital. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-cap and mid-cap U.S. companies (those with market capitalizations equal to or less than the total market capitalization of the largest company in the Index). We employ a growth-oriented investment style in managing the fund’s portfolio. This means that we seek to identify those small-cap and mid-cap companies that are experiencing, or are expected to experience, rapid earnings or revenue growth. We focus on high-quality companies and individual stock selection, instead of trying to predict which industries or sectors will perform best, and select stocks by:

• Using fundamental research to identify and follow companies considered to have attractive characteristics, such as strong business and competitive positions, solid cash flows and balance sheets, high-quality management and high sustainable growth; and

• Investing in a company when the portfolio managers’ research indicates that the company will experience accelerating revenues and expanding operating margins, which may lead to rising estimate trends and favorable earnings surprises.

The fund’s investment strategy may lead it to emphasize certain industries, such as technology, health care, business services, and communications.

Markets Pivot on Central-Bank and Trade Activity

At the beginning of October 2018, many equity markets felt pressure from slowing global growth, escalating trade issues between the U.S. and China, Brexit difficulties and additional geopolitical issues elsewhere in Europe and the emerging markets. Renewed articulation of hawkish narratives by U.S. Federal Reserve (“Fed”) officials alarmed investors and stoked volatility. In December, equities reached new lows for 2018, as economic and political news

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

continued to unnerve investors. Investors also feared the European Central Bank (ECB) would proceed with its plan to conclude stimulus measures in January, despite moderating growth rates.

January 2019 marked a turnaround in the markets. Talk of a potential trade deal between the U.S. and China helped fuel investor optimism, as equity prices recovered. The ECB announced it would provide additional stimulus to support the eurozone economy. China also announced plans to stoke its slowing economic growth rate. At its first meeting of the year, the Fed emphasized its focus on data as a primary driver for rate-hike decisions, and its ability to suspend additional rate increases when the data is not supportive. These sentiments reassured investors of central bankers’ commitments to support flagging growth. The rebound continued throughout the month of January, and equity markets maintained an upward trajectory through April. However, renewed trade tensions between the U.S. and China in May caused stocks to pull back once again. The dip was short-lived, as markets rose once again in June. At the end of July and again in September, the Fed cut the federal funds rate by 25 basis points. However, despite continued supportive central bank policies, pockets of volatility persisted through the end of the period.

In this environment, large-cap stocks generally outperformed their mid- and small-cap counterparts.

Security Selections Drove Fund Performance

Stock selections within the health care sector were a main detractor from results, particularly within the health care equipment and supplies industry. ABIOMED was among the worst-performing positions. Its stock price was hampered during the period over revenue growth concerns, fueled by lower-than-expected adoption rates for its flagship product, a heart pump. The company has struggled with growing its user base for the product and is enhancing its product distribution system. Elsewhere in the sector, a position in National Vision Holdings was also among the top detractors. The eye care company has experienced trouble keeping its new locations staffed with optometrists, which is hindering revenue growth. Various stock selections within the financials sector also weighed on results. In other sectors, cloud-based education provider 2U was also among the leading detractors. The company missed earnings several times during 2019 due to decreased enrollments and other headwinds. We have since closed the position.

Conversely, stock choices within the consumer discretionary and industrials sectors worked to benefit performance. In the consumer discretionary sector, hotels, restaurants and leisure positioning was most beneficial. Chipotle Mexican Grill also saw its stock price increase during the period on optimism resulting from its new leadership team and an improving marketing loyalty program. Within the industrials sector, digital signal processor manufacturer Mercury Systems was among the leading individual contributors to performance. Elsewhere in the markets, information services provider Twilio benefited from strong results within its core business and improving margins. IT services company Shopify, a provider of website services and payment systems for e-commerce sites, performed well on strong trends in online shopping.

4

Finding Opportunities Amid Volatility

It is our opinion that a change in investor sentiment regarding the long-term trajectory of the economy is fueling a rotation out of growth stocks into more value-oriented securities. This activity was especially pronounced during the month of September. However, we do not believe the economy is quite at a turning point and believe growth companies still have a bit more room to run. We think low inflation, slow but steady growth and stubborn dollar strength all work to cultivate an environment supportive of growth stocks. We are positive on U.S. equities and have continued to identify what we believe are attractive investment opportunities in the current environment. Moreover, we continue to believe that market volatility may present opportunities to purchase the stocks of fundamentally strong companies at more attractive prices.

October 15, 2019

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The Russell 2500™ Growth Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2500™ Growth Index is constructed to provide a comprehensive and unbiased barometer of the small- to mid-cap growth market. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small- to mid-cap opportunity set and that the represented companies continue to reflect growth characteristics. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Small and midsized companies carry additional risks because their earnings and revenues tend to be less predictable, and their share prices more volatile, than those of larger, more established companies.

5

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares, Class I shares, and Class Z shares of BNY Mellon Small/Mid Cap Growth Fund with a hypothetical investment of $10,000 in the Russell 2500™ Growth Index (the “Index”)

†  Source: Lipper Inc.

†† The total return figures presented for Class Z shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 1/19/18 (the inception date for Class Z shares).

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class A, Class C, Class I, and Class Z shares of BNY Mellon Small/Mid Cap Growth Fund on 9/30/09 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on Class A, Class C, Class I, and Class Z shares. The Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2500™ Growth Index is constructed to provide a comprehensive and unbiased barometer of the small- to mid-cap growth market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small- to mid-cap opportunity set and that the represented companies continue to reflect growth characteristics. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Small/Mid Cap Growth Fund with a hypothetical investment of $1,000,000 in the Russell 2500™ Growth Index (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 7/1/13 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a hypothetical $1,000,000 investment made in Class Y shares of BNY Mellon Small/Mid Cap Growth Fund on 9/30/09 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all other applicable fees and expenses on Class Y shares. The Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2500™ Growth Index is constructed to provide a comprehensive and unbiased barometer of the small- to mid-cap growth market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small- to mid-cap opportunity set and that the represented companies continue to reflect growth characteristics. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

7

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 9/30/19
	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	3/31/09	-10.61%	9.99%	12.95%
without sales charge	3/31/09	-5.17%	11.30%	13.62%
Class C shares
with applicable redemption charge†	3/31/09	-6.74%	10.47%	12.66%
without redemption	3/31/09	-5.88%	10.47%	12.66%
Class I shares	1/1/88	-4.95%	11.60%	13.93%
Class Y shares	7/1/13	-4.87%	11.71%	13.99%††
Class Z shares	1/19/18	-4.95%	11.58%††	13.92%††
Russell 2500™ Growth Index		-4.11%	10.22%	13.48%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 7/1/13 (the inception date for Class Y shares).

The total return performance figures presented for Class Z shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 1/19/18 (the inception date for Class Z shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

8

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Small/Mid Cap Growth Fund from April 1, 2019 to September 30, 2019. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended September 30, 2019

	Class A	Class C	Class I	Class Y	Class Z
Expense paid per $1,000†	$4.80	$8.59	$3.66	$3.22	$3.71
Ending value (after expenses)	$973.20	$969.40	$974.70	$974.80	$974.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended September 30, 2019

	Class A	Class C	Class I	Class Y	Class Z
Expense paid per $1,000†	$4.91	$8.80	$3.75	$3.29	$3.80
Ending value (after expenses)	$1,020.21	$1,016.34	$1,021.36	$1,021.81	$1,021.31

†  Expenses are equal to the fund‘s annualized expense ratio of .97% for Class A, 1.74% for Class C, .74% for Class I, .65% for Class Y and .75% for Class Z, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

9

STATEMENT OF INVESTMENTS
September 30, 2019

Description	Shares		Value ($)
Common Stocks - 98.2%
Banks - 2.7%
First Republic Bank	228,477		22,093,726
Signature Bank	132,513		15,798,200
Webster Financial	358,446		16,800,364
			54,692,290
Capital Goods - 8.7%
Allegion	128,612	[a]	13,330,634
Curtiss-Wright	233,345		30,187,842
Graco	189,583		8,728,401
Lincoln Electric Holdings	139,964	[a]	12,143,277
Mercury Systems	576,779	[b]	46,817,151
Rexnord	849,140	[b]	22,969,237
SiteOne Landscape Supply	279,508	[a,b]	20,689,182
Xylem	249,813		19,890,111
			174,755,835
Commercial & Professional Services - 1.6%
CoStar Group	52,331	[b]	31,042,749
Consumer Durables & Apparel - 3.1%
Lululemon Athletica	275,077	[b]	52,960,575
Peloton Interactive, Cl. A	354,758	[a,b]	8,904,426
			61,865,001
Consumer Services - 3.3%
Chipotle Mexican Grill	24,668	[b]	20,732,714
Planet Fitness, Cl. A	791,258	[b]	45,790,100
			66,522,814
Diversified Financials - 1.6%
LPL Financial Holdings	253,535		20,764,516
Morningstar	78,416		11,459,714
			32,224,230
Energy - 1.5%
Cactus, Cl. A	584,987	[b]	16,929,524
Parsley Energy, Cl. A	824,199		13,846,543
			30,776,067
Food & Staples Retailing - .3%
Grocery Outlet Holding	180,229	[a,b]	6,250,342
Health Care Equipment & Services - 12.6%
ABIOMED	196,005	[b]	34,867,330
Align Technology	115,504	[b]	20,896,984
DexCom	432,180	[b]	64,498,543
Insulet	174,883	[a,b]	28,843,453
Nevro	291,353	[a,b]	25,047,617
Teladoc Health	815,210	[a,b]	55,206,021

10

Description	Shares		Value ($)
Common Stocks - 98.2% (continued)
Health Care Equipment & Services - 12.6% (continued)
WellCare Health Plans	87,537	[b]	22,686,964
			252,046,912
Materials - 3.1%
AptarGroup	290,589		34,420,267
Summit Materials, Cl. A	1,241,956	[a,b]	27,571,423
			61,991,690
Media & Entertainment - 1.2%
Liberty Media Corp-Liberty Formula One, Cl. C	578,271	[b]	24,050,291
Pharmaceuticals Biotechnology & Life Sciences - 9.3%
Acceleron Pharma	386,066	[a,b]	15,253,468
Aimmune Therapeutics	507,114	[a,b]	10,618,967
Amicus Therapeutics	796,927	[a,b]	6,391,355
Biohaven Pharmaceutical Holding	244,158	[b]	10,186,272
FibroGen	434,550	[a,b]	16,069,659
Galapagos, ADR	50,471	[a,b]	7,704,903
Global Blood Therapeutics	163,907	[a,b]	7,952,768
GW Pharmaceuticals, ADR	82,089	[a,b]	9,442,698
Myovant Sciences	268,075	[a,b]	1,393,990
Natera	341,852	[b]	11,212,746
Neurocrine Biosciences	161,341	[b]	14,538,438
Sage Therapeutics	103,387	[a,b]	14,504,162
Sarepta Therapeutics	394,822	[a,b]	29,737,993
uniQure	266,569	[a,b]	10,492,156
Veracyte	320,713	[a,b]	7,697,112
Zogenix	336,648	[a,b]	13,479,386
			186,676,073
Real Estate - 1.0%
Americold Realty Trust	518,184	[a,c]	19,209,081
Retailing - 4.9%
Carvana	431,491	[a,b]	28,478,406
Etsy	401,910	[a,b]	22,707,915
National Vision Holdings	1,277,775	[b]	30,756,044
Ollie's Bargain Outlet Holdings	278,603	[a,b]	16,337,280
			98,279,645
Semiconductors & Semiconductor Equipment - 2.0%
Power Integrations	231,886		20,969,451
Semtech	395,107	[b]	19,206,151
			40,175,602
Software & Services - 31.2%
Black Knight	494,853	[b]	30,215,724
CACI International, Cl. A	171,830	[b]	39,737,406
DocuSign	703,354	[a,b]	43,551,680

11

STATEMENT OF INVESTMENTS (continued)

Description		Shares		Value ($)
Common Stocks - 98.2% (continued)
Software & Services - 31.2% (continued)
Everbridge		322,422	[a,b]	19,896,662
HubSpot		374,791	[b]	56,822,064
LogMeIn		415,535		29,486,364
Medallia		959,087	[a,b]	26,307,756
New Relic		127,503	[a,b]	7,835,059
Proofpoint		254,228	[b]	32,808,123
Rapid7		895,259	[b]	40,635,806
Shopify, Cl. A		257,058	[b]	80,114,696
Slack Technologies, Cl. A		450,997	[b]	10,702,159
Splunk		386,367	[a,b]	45,537,215
Square, Cl. A		610,130	[a,b]	37,797,553
SS&C Technologies Holdings		623,270		32,142,034
Twilio, Cl. A		586,926	[a,b]	64,538,383
Zendesk		377,790	[b]	27,533,335
				625,662,019
Technology Hardware & Equipment - 5.7%
FLIR Systems		800,853		42,116,859
Littelfuse		73,981		13,117,571
Lumentum Holdings		320,346	[a,b]	17,157,732
NETGEAR		263,081	[a,b]	8,476,470
nLight		712,990	[a,b]	11,165,423
Trimble		247,207	[b]	9,594,104
Zebra Technologies, Cl. A		55,241	[b]	11,400,085
				113,028,244
Telecommunication Services - 2.1%
Bandwidth, Cl. A		655,949	[a,b]	42,708,839
Transportation - 2.3%
J.B. Hunt Transport Services		163,610		18,103,446
Knight-Swift Transportation Holdings		769,896	[a]	27,947,225
				46,050,671
Total Common Stocks (cost $1,425,932,243)				1,968,008,395

Exchange-Traded Funds - 1.9%
Registered Investment Companies - 1.9%
iShares Russell 2000 Growth ETF (cost $38,371,978)		191,653	[a]	36,937,283
	1-Day Yield (%)
Investment Companies - .3%
Registered Investment Companies - .3%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $6,268,871)	1.89	6,268,871	[d]	6,268,871

12

Description	1-Day Yield (%)	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - 6.1%
Registered Investment Companies - 6.1%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $122,367,304)	1.89	122,367,304	[d]	122,367,304
Total Investments (cost $1,592,940,396)		106.5%		2,133,581,853
Liabilities, Less Cash and Receivables		(6.5%)		(129,986,734)
Net Assets		100.0%		2,003,595,119

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

aSecurity, or portion thereof, on loan. At September 30, 2019, the value of the fund’s securities on loan was $578,349,375 and the value of the collateral was $585,049,934, consisting of cash collateral of $122,367,304 and U.S. Government & Agency securities valued at $462,682,630.

bNon-income producing security.

cInvestment in real estate investment trust within the United States.

dInvestment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	38.9
Health Care	21.9
Industrials	12.6
Consumer Discretionary	11.3
Investment Companies	8.3
Financials	4.3
Communication Services	3.3
Materials	3.1
Energy	1.5
Real Estate	1.0
Consumer Staples	.3
106.5

† Based on net assets.

See notes to financial statements.

13

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 9/30/18($)	Purchases($)	Sales ($)	Value 9/30/19($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	68,607,829	553,588,705	615,927,663	6,268,871.3		860,340
Investment of Cash Collateral for Securities Loaned:†
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	110,326,927	208,404,801	318,731,728	-	-	-
Dreyfus Institutional Preferred Government Plus Money Market Fund	-	613,598,989	491,231,685	122,367,304	6.1	-
Total	178,934,756	1,375,592,495	1,425,891,076	128,636,175	6.4	860,340

† Effective January 2, 2019, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund.

See notes to financial statements.

14

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2019

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $578,349,375)—Note 1(b):
Unaffiliated issuers	1,464,304,221	2,004,945,678
Affiliated issuers	128,636,175	128,636,175
Receivable for investment securities sold		25,569,203
Receivable for shares of Beneficial Interest subscribed		2,587,632
Dividends, interest and securities lending income receivable		248,122
Prepaid expenses		105,897
		2,162,092,707
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		1,206,735
Cash overdraft due to Custodian		6,308,059
Liability for securities on loan—Note 1(b)		122,367,304
Payable for investment securities purchased		24,642,379
Payable for shares of Beneficial Interest redeemed		3,643,088
Trustees fees and expenses payable		8,660
Interest payable—Note 2		112
Other accrued expenses		321,251
		158,497,588
Net Assets ($)		2,003,595,119
Composition of Net Assets ($):
Paid-in capital		1,522,488,094
Total distributable earnings (loss)		481,107,025
Net Assets ($)		2,003,595,119

Net Asset Value Per Share	Class A	Class C	Class I	Class Y	Class Z
Net Assets ($)	328,594,842	58,573,618	1,294,518,405	213,183,278	108,724,976
Shares Outstanding	15,586,167	3,184,882	59,011,466	9,649,852	4,960,283
Net Asset Value Per Share ($)	21.08	18.39	21.94	22.09	21.92

See notes to financial statements.

15

STATEMENT OF OPERATIONS
Year Ended September 30, 2019

Investment Income ($):
Income:
Cash dividends (net of $736 foreign taxes withheld at source):
Unaffiliated issuers	6,229,819
Affiliated issuers	860,340
Income from securities lending—Note 1(b)	677,833
Interest	2,448
Total Income	7,770,440
Expenses:
Investment advisory fee—Note 3(a)	11,768,336
Shareholder servicing costs—Note 3(c)	2,579,995
Distribution fees—Note 3(b)	522,170
Registration fees	200,316
Administration fee—Note 3(a)	182,800
Trustees’ fees and expenses—Note 3(d)	161,243
Prospectus and shareholders’ reports	92,057
Professional fees	83,364
Loan commitment fees—Note 2	48,175
Custodian fees—Note 3(c)	38,918
Interest expense—Note 2	112
Miscellaneous	40,754
Total Expenses	15,718,240
Investment (Loss)—Net	(7,947,800)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(50,863,861)
Net change in unrealized appreciation (depreciation) on investments	(33,652,356)
Net Realized and Unrealized Gain (Loss) on Investments	(84,516,217)
Net (Decrease) in Net Assets Resulting from Operations	(92,464,017)

See notes to financial statements.

16

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2019	2018[a]
Operations ($):
Investment (loss)—net	(7,947,800)	(5,166,766)
Net realized gain (loss) on investments	(50,863,861)	155,240,858
Net change in unrealized appreciation (depreciation) on investments	(33,652,356)	269,088,034
Net Increase (Decrease) in Net Assets Resulting from Operations	(92,464,017)	419,162,126
Distributions ($):
Distributions to shareholders:
Class A	(22,139,233)	(20,191,319)
Class C	(4,757,737)	(3,716,718)
Class I	(79,415,710)	(43,026,990)
Class Y	(14,023,109)	(37,073,349)
Class Z	(7,752,625)	-
Total Distributions	(128,088,414)	(104,008,376)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	73,739,038	58,858,997
Class C	16,516,962	20,441,349
Class I	483,485,726	669,950,295
Class Y	38,561,552	48,976,186
Class Z	1,475,412	1,830,164
Net assets received in connection with reorganization—Note 1	-	148,628,433
Distributions reinvested:
Class A	20,879,228	18,783,727
Class C	4,721,634	3,704,138
Class I	78,772,622	42,423,586
Class Y	14,023,109	37,073,350
Class Z	7,215,382	-
Cost of shares redeemed:
Class A	(65,764,679)	(44,664,930)
Class C	(15,906,152)	(12,211,325)
Class I	(342,315,449)	(201,679,655)
Class Y	(35,933,057)	(328,452,636)
Class Z	(9,475,697)	(5,746,506)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	269,995,631	457,915,173
Total Increase (Decrease) in Net Assets	49,443,200	773,068,923
Net Assets ($):
Beginning of Period	1,954,151,919	1,181,082,996
End of Period	2,003,595,119	1,954,151,919

17

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended September 30,
	2019	2018[a]
Capital Share Transactions (Shares):
Class Ab,c
Shares sold	3,520,523	2,705,141
Shares issued in connection with reorganization—Note 1	-	1,221,094
Shares issued for distributions reinvested	1,057,717	994,374
Shares redeemed	(3,151,375)	(2,104,634)
Net Increase (Decrease) in Shares Outstanding	1,426,865	2,815,975
Class Cb
Shares sold	887,296	1,032,531
Shares issued in connection with reorganization—Note 1	-	221,479
Shares issued for distributions reinvested	272,461	219,440
Shares redeemed	(888,663)	(660,156)
Net Increase (Decrease) in Shares Outstanding	271,094	813,294
Class Ic
Shares sold	22,461,433	30,617,406
Shares issued in connection with reorganization—Note 1	-	598,312
Shares issued for distributions reinvested	3,842,674	2,173,340
Shares redeemed	(15,896,416)	(9,109,064)
Net Increase (Decrease) in Shares Outstanding	10,407,691	24,279,994
Class Y
Shares sold	1,757,531	2,206,873
Shares issued for distributions reinvested	679,744	1,889,569
Shares redeemed	(1,632,342)	(15,707,397)
Net Increase (Decrease) in Shares Outstanding	804,933	(11,610,955)
Class Zc
Shares sold	66,507	78,361
Shares issued in connection with reorganization—Note 1	-	5,152,212
Shares issued for distributions reinvested	352,141	-
Shares redeemed	(431,190)	(257,748)
Net Increase (Decrease) in Shares Outstanding	(12,542)	4,972,825

[a] On January 19, 2018, the fund commenced offering Class Z shares.

[b] During the period ended September 30, 2019, 1,772 Class C shares representing $33,661 were automatically converted to 1,560 Class A shares and during the period ended September 30, 2018, 3,095 Class C shares representing $54,486 were automatically converted to 2,762 Class A shares.

[c]During the period ended September 30, 2019, 645 Class A shares representing $14,199 were exchanged for 621 Class I shares and during the period ended September 30, 2018, 1,431 Class A shares representing $29,922 were exchanged for 1,384 Class Z shares and 436 Class Z shares representing $10,410 were exchanged for 436 Class I shares.

See notes to financial statements.

18

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended September 30,
Class A Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	24.00	19.87	16.66	15.83	17.65
Investment Operations:
Investment (loss)—net[a]	(.12)	(.11)	(.04)	(.06)	(.07)
Net realized and unrealized gain (loss) on investments	(1.23)	6.05	3.63	1.92	.06
Total from Investment Operations	(1.35)	5.94	3.59	1.86	(.01)
Distributions:
Dividends from net realized gain on investments	(1.57)	(1.81)	(.38)	(1.03)	(1.81)
Net asset value, end of period	21.08	24.00	19.87	16.66	15.83
Total Return (%)[b]	(5.17)	32.33	21.95	12.11	(.42)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.98	1.00	1.04	1.04	1.03
Ratio of net expenses to average net assets	.98	1.00	1.03	1.04	1.03
Ratio of net investment (loss) to average net assets	(.58)	(.53)	(.20)	(.41)	(.42)
Portfolio Turnover Rate	49.35	56.70	67.52	120.54	144.39
Net Assets, end of period ($ x 1,000)	328,595	339,848	225,374	222,978	219,185

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

19

FINANCIAL HIGHLIGHTS (continued)

	Year Ended September 30,
Class C Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	21.31	17.96	15.20	14.64	16.58
Investment Operations:
Investment (loss)—net[a]	(.25)	(.24)	(.16)	(.17)	(.20)
Net realized and unrealized gain (loss) on investments	(1.10)	5.40	3.30	1.76	.07
Total from Investment Operations	(1.35)	5.16	3.14	1.59	(.13)
Distributions:
Dividends from net realized gain on investments	(1.57)	(1.81)	(.38)	(1.03)	(1.81)
Net asset value, end of period	18.39	21.31	17.96	15.20	14.64
Total Return (%)[b]	(5.88)	31.34	21.00	11.28	(1.18)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.74	1.73	1.79	1.83	1.81
Ratio of net expenses to average net assets	1.74	1.73	1.79	1.83	1.81
Ratio of net investment (loss) to average net assets	(1.34)	(1.27)	(.97)	(1.19)	(1.21)
Portfolio Turnover Rate	49.35	56.70	67.52	120.54	144.39
Net Assets, end of period ($ x 1,000)	58,574	62,107	37,725	33,779	34,554

a Based on average shares outstanding.
b Exclusive of sales charge.

See notes to financial statements.

20

	Year Ended September 30,
Class I Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	24.85	20.46	17.09	16.18	17.96
Investment Operations:
Investment income (loss)—net[a]	(.08)	(.07)	.02	(.03)	(.03)
Net realized and unrealized gain (loss) on investments	(1.26)	6.27	3.73	1.97	.06
Total from Investment Operations	(1.34)	6.20	3.75	1.94	.03
Distributions:
Dividends from net realized gain on investments	(1.57)	(1.81)	(.38)	(1.03)	(1.81)
Net asset value, end of period	21.94	24.85	20.46	17.09	16.18
Total Return (%)	(4.95)	32.69	22.34	12.36	(.17)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.74	.74	.75	.79	.79
Ratio of net expenses to average net assets	.74	.74	.75	.79	.79
Ratio of net investment income (loss) to average net assets	(.35)	(.29)	.10	(.16)	(.19)
Portfolio Turnover Rate	49.35	56.70	67.52	120.54	144.39
Net Assets, end of period ($ x 1,000)	1,294,518	1,207,703	497,604	511,768	512,830

a Based on average shares outstanding.

See notes to financial statements.

21

FINANCIAL HIGHLIGHTS (continued)

	Year Ended September 30,
Class Y Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	24.99	20.55	17.15	16.21	17.97
Investment Operations:
Investment income (loss)—net[a]	(.06)	(.03)	.01	(.00)[b]	(.01)
Net realized and unrealized gain (loss) on investments	(1.27)	6.28	3.77	1.97	.06
Total from Investment Operations	(1.33)	6.25	3.78	1.97	.05
Distributions:
Dividends from net realized gain on investments	(1.57)	(1.81)	(.38)	(1.03)	(1.81)
Net asset value, end of period	22.09	24.99	20.55	17.15	16.21
Total Return (%)	(4.87)	32.79	22.44	12.53	(.05)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.64	.65	.68	.68	.68
Ratio of net expenses to average net assets	.64	.65	.68	.68	.68
Ratio of net investment income (loss) to average net assets	(.25)	(.16)	.05	(.03)	(.07)
Portfolio Turnover Rate	49.35	56.70	67.52	120.54	144.39
Net Assets, end of period ($ x 1,000)	213,183	221,008	420,380	117,953	104,961

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

See notes to financial statements.

22

	Year Ended September 30,
Class Z Shares	2019	2018[a]
Per Share Data ($):
Net asset value, beginning of period	24.83	20.86
Investment Operations:
Investment (loss)—net[b]	(.08)	(.07)
Net realized and unrealized gain (loss) on investments	(1.26)	4.04
Total from Investment Operations	(1.34)	3.97
Distributions:
Dividends from net realized gain on investments	(1.57)
Net asset value, end of period	21.92	24.83
Total Return (%)	(4.95)	19.03[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.76	.84[d]
Ratio of net expenses to average net assets	.76	.84[d]
Ratio of net investment (loss) to average net assets	(.36)	(.42)[d]
Portfolio Turnover Rate	49.35	56.70
Net Assets, end of period ($ x 1,000)	108,725	123,486

a From January 19, 2018, (commencement of initial offering) to September 30, 2018.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

23

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Small/Mid Cap Growth Fund (the “fund”) is a separate non-diversified series of BNY Mellon Investment Funds I (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek long-term growth of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Effective January 2, 2019, BNY Mellon Asset Management North America Corporation was renamed Mellon Investments Corporation. Mellon Investments Corporation (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-investment adviser.

Effective June 3, 2019, the fund changed its name from Dreyfus/The Boston Company Small/Mid Cap Growth Fund to BNY Mellon Small/Mid Cap Growth Fund and the Trust changed its name from the Dreyfus Investment Funds to BNY Mellon Investment Funds I. In addition, The Dreyfus Corporation, the fund’s investment adviser, changed its name to “BNY Mellon Investment Adviser, Inc.”, MBSC Securities Corporation, the fund’s distributor, changed its name to “BNY Mellon Securities Corporation” and Dreyfus Transfer, Inc., the fund’s transfer agent, changed its name to “BNY Mellon Transfer, Inc.”

As of the close of business on January 19, 2018, pursuant to an Agreement and Plan of Reorganization previously approved by the Trust’s Board of Trustees (the “Board”) and the Company’s Board of Directors (the “Board of Dreyfus Funds, Inc.”), all of the assets, subject to the liabilities, of Dreyfus Funds, Inc., Dreyfus Mid-Cap Growth Fund’s Class A, Class C, Class I and Class F shares were transferred to the fund in a tax free exchange at cost basis for Class A, Class C, Class I and Class Z shares of Beneficial Interest of equal value. The purpose of the transaction was to combine two funds with comparable investment objectives and strategies. Shareholders of Dreyfus Funds, Inc., Dreyfus Mid-Cap Growth Fund’s Class A, Class C, Class I and Class F shares received Class A, Class C, Class I and Class Z shares of the fund, respectively, in an amount equal to the aggregate net asset value of their investment in Dreyfus Funds, Inc., Dreyfus Mid-Cap Growth Fund’s Class A, Class C Class I and Class F shares at the time of the exchange. The net asset value of the fund’s shares on the close of business on January 19, 2018, after the reorganization was $20.19 for Class A, $18.02 for Class C, $20.86 for Class I and $20.86 for

24

Class Z, and a total of 1,221,094 Class A, 221,479 Class C, 598,312 Class I and 5,152,212 Class Z shares were issued to shareholders of Dreyfus Funds, Inc., Dreyfus Mid-Cap Growth Fund’s Class A, Class C, Class I and Class F shares, respectively in the exchange.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I, Class T, Class Y and Class Z. Class A, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Class Z shares are sold at net asset value per share generally to certain shareholders of the fund. Class Z shares generally are not available for new accounts. As of the date of this report, the fund did not offer Class T shares for purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive

25

NOTES TO FINANCIAL STATEMENTS (continued)

releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are

26

primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2019 in valuing the fund’s investments:

27

NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1 – Unadjusted Quoted Prices	Level 2 –Other Significant Observable Inputs	Level 3 –Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities: †
Equity Securities - Common Stocks	1,968,008,395	-	-	1,968,008,395
Exchange-Traded Funds	36,937,283	-	-	36,937,283
Investment Companies	128,636,175	-	-	128,636,175

† See Statement of Investments for additional detailed categorizations, if any.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended September 30, 2019, The Bank of New York Mellon earned $134,424 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from

28

investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended September 30, 2019, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended September 30, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2019, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $46,949,088 and unrealized appreciation $534,598,791. In addition, the fund deferred for tax purposes late year ordinary losses of $6,542,678 to the first day of the following fiscal year.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to September 30, 2019. The fund has $46,949,088 of short-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2019 and September 30, 2018 were as follows: ordinary income $23,925,294 and $12,763,354, and long-term capital gains $104,163,120 and $91,245,022, respectively.

29

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended September 30, 2019, as a result of permanent book to tax differences, primarily due to the tax treatment for net operating losses, the fund increased total distributable earnings (loss) by $1,516,782 and decreased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

(f) New Accounting Pronouncements: Effective June 1, 2019, the fund adopted Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. The adoption of ASU 2018-13 had no impact on the operations of the fund for the period ended September 30, 2019.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to October 3, 2018, the unsecured credit facility with Citibank, N.A. was $830 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended September 30, 2019 was approximately $3,840 with a related weighted average annualized interest rate of 2.93%.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the investment advisory fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly.

30

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser serves as the fund’s sub-investment adviser responsible for the day-to-day management of the fund’s portfolio. The Adviser pays the Sub-Adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser’s ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by the Adviser to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by the Adviser separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

The fund has a Fund Accounting and Administrative Services Agreement (the “Administration Agreement”) with the Adviser, whereby the Adviser performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate the Adviser for providing accounting and recordkeeping services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06% of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to the Adviser for this service, the Adviser has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both the Adviser’ costs in providing these services and a reasonable allocation of the costs incurred by the Adviser and its affiliates related to the support and oversight of these services. The fund also reimburses the Adviser for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration

31

NOTES TO FINANCIAL STATEMENTS (continued)

Agreement, the fund was charged $182,800 during the period ended September 30, 2019.

During the period ended September 30, 2019, the Distributor retained $42,885 from commissions earned on sales of the fund’s Class A shares and $15,340 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended September 30, 2019, Class C shares were charged $441,123 pursuant to the Distribution Plan.

Under the Service Plan adopted pursuant to Rule 12b-1 under the Act, Class Z shares reimburse the Distributor for distributing its shares and servicing shareholder accounts at an amount not to exceed an annual rate of up to .25% of the value of the average daily net assets of Class Z shares. During the period ended September 30, 2019, Class Z shares were charged $81,047 pursuant to the Service Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2019, Class A and Class C shares were charged $811,187 and $147,041, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. The fund had an arrangement with the custodian to receive earnings credits when positive cash balances were maintained, which were used to offset custody fees. Effective February 1, 2019, the arrangement with the custodian changed

32

whereby the fund will no longer receive earnings credits to offset its custody fees and will receive interest income or overdraft fees going forward. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended September 30, 2019, the fund was charged $124,626 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended September 30, 2019, the fund was charged $38,918 pursuant to the custody agreement.

During the period ended September 30, 2019, the fund was charged $11,614 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $1,022,931, administration fees $15,731, Distribution Plan fees $43,699, Shareholder Services Plan fees $82,351, custodian fees $14,875, Chief Compliance Officer fees $3,378 and transfer agency fees $23,770.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2019, amounted to $1,163,812,823 and $953,737,837, respectively.

At September 30, 2019, the cost of investments for federal income tax purposes was $1,598,983,062; accordingly, accumulated net unrealized appreciation on investments was $534,598,791, consisting of $626,702,166 gross unrealized appreciation and $92,103,375 gross unrealized depreciation.

33

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Fund and Board of Trustees of
BNY Mellon Investment Funds I (formerly, Dreyfus Investment Funds):

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Small/Mid Cap Growth Fund (formerly, Dreyfus/The Boston Company Small/Mid Cap Growth Fund) (the “Fund”), a series of BNY Mellon Investment Funds I, including the statements of investments and investments in affiliated issuers, as of September 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements), and the financial highlights for each of the years or period in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or period in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more BNY Mellon Investment Adviser, Inc. investment companies since 1994.

New York, New York
November 26, 2019

34

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund reports the maximum amount allowable, but not less than $4,365 as ordinary income dividends paid during the year ended September 30, 2019 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than 15.80% of ordinary income dividends paid during the year ended September 30, 2019 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Shareholders will receive notification in early 2020 of the percentage applicable to the preparation of their 2019 income tax returns. The fund reports the maximum amount allowable but not less than $1.2774 per share as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.2934 as a short-term capital gain dividend paid on December 3, 2018 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

35

BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (76)
Chairman of the Board (2008)
Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 120

———————

Francine J. Bovich (68)
Board Member (2011)
Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 70

———————

Andrew J. Donohue (68)
Board Member (2019)
Principal Occupation During Past 5 Years:

• Of Counsel, Shearman & Sterling LLP (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

• Managing Director and Investment Company General Counsel of Goldman Sachs (2012-2015)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 56

———————

Kenneth A. Himmel (72)
Board Member (2008)
Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-Present)

• President and CEO, Related Urban Development, a real estate development company (1996-Present)

• President and CEO, Himmel & Company, a real estate development company (1980-Present)

• CEO, American Food Management, a restaurant company (1983-Present)

No. of Portfolios for which Board Member Serves: 23

———————

36

Stephen J. Lockwood (72)
Board Member (2008)
Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-Present)

No. of Portfolios for which Board Member Serves: 23

———————

Roslyn M. Watson (70)
Board Member (2008)
Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-Present)

Other Public Company Board Memberships During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 56

———————

Benaree Pratt Wiley (73)
Board Member (2008)
Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-Present)

• Blue Cross Blue Shield of Massachusetts (2004-Present)

No. of Portfolios for which Board Member Serves: 76

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

James M. Fitzgibbons, Emeritus Board Member

37

OFFICERS OF THE FUND (Unaudited)

RENEE LAROCHE-MORRIS, President since May 2019.

President and a director of BNY Mellon Investment Adviser, Inc. since January 2018. She is an officer of 63 investment companies (comprised of 120 portfolios) managed by the Adviser. She is 48 years old and has been an employee of BNY Mellon since 2003.

JAMES WINDELS, Treasurer since December 2008.

Director- BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 61 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 48 years old and has been an employee of the Adviser since June 2015.

DAVID DIPETRILLO, Vice President since May 2019.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 63 investment companies (comprised of 120 portfolios) managed by the Adviser. He is 41 years old and has been an employee of BNY Mellon since 2005.

JAMES BITETTO, Vice President since December 2008 and Secretary since February 2018.

Managing Counsel of BNY Mellon and Secretary of the Adviser, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 53 years old and has been an employee of the Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 32 years old and has been an employee of the Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 29 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 44 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 54 years old and has been an employee of the Adviser since October 1990.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 2004.

38

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 34 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2008.

Tax Manager - BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2008.

Senior Accounting Manager- BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 55 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since December 2008.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2008.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2008.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (64 investment companies, comprised of 143 portfolios). He is 62 years old and has served in various capacities with the the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 57 investment companies (comprised of 136 portfolios) managed by the Adviser. She is 51 years old and has been an employee of the Distributor since 1997.

39

NOTES

40

NOTES

41

For More Information

BNY Mellon Small/Mid Cap Growth Fund
240 Greenwich Street
New York, NY 10286

Adviser
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser
Mellon Investments Corporation
BNY Mellon Center
One Boston Place
Boston, MA 02108

Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor
BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DBMAX Class C: DBMCX Class I: SDSCX Class Y: DBMYX Class Z: DBMZX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2019 BNY Mellon Securities Corporation 6921AR0919

BNY Mellon Small Cap Growth Fund

ANNUAL REPORT September 30, 2019

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.bnymellonim.com/us and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Small Cap Growth Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon Small Cap Growth Fund (formerly, Dreyfus/The Boston Company Small Cap Growth Fund), covering the 12-month period from October 1, 2018 through September 30, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Equity markets weakened in the fourth calendar quarter of 2018, as concerns about rising interest rates, trade tensions and slowing global growth provided downward pressure on returns. In December 2018, stocks experienced a sharp sell-off, as it appeared that the US Federal Reserve (the “Fed”) would maintain its hawkish stance on monetary policy. In January 2019, the Fed commented that it would slow the pace of interest-rate increases, which helped stimulate a rebound across equity markets that continued into the second quarter. Escalating trade tensions disrupted equity markets again in May. The dip was short-lived, as markets rose once again in June. However, despite continued supportive central bank policies, pockets of volatility persisted through the end of the period. Despite the turbulence, several major US equity indices posted modestly positive returns for the 12-month period. In general, small-cap stocks lagged their mid- and large-cap counterparts and non-US markets trailed US performance.

In fixed-income markets, October brought a risk-off mentality, fueled in part by equity market volatility. A flight to quality supported price increases for US Treasuries, which continued through the end of the calendar year, leading to a flattening yield curve. After the Fed’s supportive statements in January 2019, other developed market central banks followed suit and reiterated their abilities to bolster flagging growth by continuing supportive policies. This helped to further buoy fixed-income instrument prices. At the end of July and in mid-September, the Fed cut the federal funds rate by 25 basis points, for a total reduction of 50 basis points during 2019. Both the US and Global Bloomberg Barclays Aggregate Bond indices produced strong returns for the 12 months.

We believe that over the near term, the outlook for the US remains positive, but we will monitor relevant data for any signs of a change. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
October 15, 2019

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from October 1, 2018 through September 30, 2019, as provided by John R. Porter, Todd Wakefield, CFA, and Robert C. Zeuthen, CFA, primary portfolio managers

Market and Fund Performance Overview

For the 12-month period ended September 30, 2019, BNY Mellon Small Cap Growth Fund’s (formerly, Dreyfus/The Boston Company Small Cap Growth Fund) Class I shares produced a total return of -7.64%, and Class Y shares returned -7.57%.1 In comparison, the fund’s benchmark, the Russell 2000® Growth Index (the “Index”), posted a total return of -9.63% for the same period.2

Small-cap growth stocks provided negative returns over the reporting period, resulting from market volatility fueled by geopolitical, trade and economic uncertainty. The fund outperformed the Index, mainly due to an overweight to information technology and security selections within the consumer staples and communication services sectors.

The Fund’s Investment Approach

The fund seeks long-term growth of capital. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-cap U.S. companies, i.e., those with total market capitalizations equal to or less than that of the largest company in the Index.

We employ a growth-oriented investment style in managing the fund’s portfolio. This means that the portfolio managers seek to identify those small-cap companies that are experiencing, or are expected to experience, rapid earnings or revenue growth. We focus on high-quality companies and individual stock selection, instead of trying to predict which industries or sectors will perform best, and select stocks by:

• Using fundamental research to identify and follow companies considered to have attractive characteristics, such as strong business and competitive positions, solid cash flows and balance sheets, high-quality management and high sustainable growth; and

• Investing in a company when the research indicates that the company will experience accelerating revenues and expanding operating margins, which may lead to rising estimate trends and favorable earnings surprises.

The fund’s investment strategy may lead it to emphasize certain industries, such as technology, health care, business services and communications.

Markets Pivot on Central-Bank and Trade Activity

At the beginning of October 2018, many equity markets felt pressure from slowing global growth, escalating trade issues between the U.S. and China, Brexit difficulties and additional geopolitical issues elsewhere in Europe and the emerging markets. Renewed articulation of hawkish narratives by U.S. Federal Reserve (“Fed”) officials alarmed investors and stoked volatility. In December 2018, equities reached new lows for the year, as economic and political news continued to unnerve investors. Investors also

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

feared the European Central Bank (ECB) would proceed with its plan to conclude stimulus measures in January 2019, despite moderating growth rates.

January 2019 marked a turnaround in the markets. Talk of a potential trade deal between the U.S. and China helped fuel investor optimism, as equity prices recovered. The ECB announced it would provide additional stimulus to support the eurozone economy. China also announced plans to stoke its slowing economic growth rate. At its first meeting of the year, the Fed emphasized its focus on data as a primary driver for rate-hike decisions, and its ability to suspend additional rate increases when the data is not supportive. These sentiments reassured investors of central bankers’ commitments to support flagging growth. The rebound continued throughout the month of January, and equity markets maintained an upward trajectory through April. However, renewed trade tensions between the U.S. and China in May caused stocks to pull back once again. The dip was short-lived, as markets rose once again in June. At the end of July and again in September, the Fed cut the federal funds rate by 25 basis points. However, despite continued supportive central bank policies, pockets of volatility persisted through the end of the period.

In this environment, large-cap stocks generally outperformed their mid- and small-cap counterparts.

Security Selections Drove Fund Performance

The fund fared relatively well in the information technology sector, where IT services and software were strong performers. Information services provider Twilio benefited from strong results within its core business and improving margins. IT services company Shopify, a provider of website services and payment systems for e-commerce sites, performed well on strong trends in online shopping. Various positions across the consumer staples and communication services sectors were also highly beneficial to returns. Elsewhere in the markets, fitness center operator Planet Fitness performed well on strong earnings and an increase in same-store sales and was also among the leading contributors to relative performance. Digital signal processor manufacturer Mercury Systems was also among the top-performing stocks both within the industrials sector and overall.

Conversely, stock selections within the health care and financials sectors detracted from results. A position in National Vision Holdings was among the top detractors. The eye care company has experienced trouble keeping its new locations staffed with optometrists, which is hindering revenue growth. Within the financials sector, a position in financial technology provider Green Dot weighed on results. The stock fell following a decrease in revenue growth. In other sectors, cloud-based education provider 2U was also among the leading detractors. The company missed earnings several times during 2019 due to decreased enrollments. We have since closed the position.

Finding Opportunities Amid Volatility

It is our opinion that a change in investor sentiment regarding the long-term trajectory of the economy is fueling a rotation out of growth stocks into more value-oriented

4

securities. This activity was especially pronounced during the month of September. However, we do not believe the economy is quite at a turning point and believe growth companies still have a bit more room to run. We think low inflation, slow but steady growth and stubborn dollar strength all work to cultivate an environment supportive of growth stocks. We are positive on U.S. equities and have continued to identify what we believe are attractive investment opportunities in the current environment. Moreover, we continue to believe that market volatility may present opportunities to purchase the stocks of fundamentally strong companies at more attractive prices.

October 15, 2019

1 Total return includes reinvestment of dividends and any capital gains paid. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s returns reflect the absorption of certain expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through February 1, 2020. Had these expenses not been absorbed, returns would have been lower. Past performance is no guarantee of future results.

2 Source: Lipper Inc. — The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2000® Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The prices of small company stocks tend to be more volatile than the prices of large company stocks, mainly because these companies have less established and more volatile earnings histories. They also tend to be less liquid than larger company stocks.

5

FUND PERFORMANCE (Unaudited)

Comparison of change in value of $10,000 investment in Class I shares of BNY Mellon Small Cap Growth Fund with a hypothetical investment of $10,000 in the Russell 2000® Growth Index (the “Index”)

†  Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $10,000 made in Class I shares of BNY Mellon Small Cap Growth Fund (formerly, Dreyfus/The Boston Company Small Cap Growth Fund) on 9/30/09 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2000® Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Comparison of change in value of $1,000,000 investment in Class Y shares of BNY Mellon Small Cap Growth Fund with a hypothetical investment of $1,000,000 made in the Russell 2000® Growth Index (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 7/1/13 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $1,000,000 made in the Class Y shares of BNY Mellon Small Cap Growth Fund (formerly, Dreyfus/The Boston Company Small Cap Growth Fund) on 9/30/09 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2000® Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

7

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 9/30/19
	Inception Date	1 Year	5 Years	10 Years
Class I shares	12/23/96	-7.64%	11.76%	12.62%
Class Y shares	7/1/13	-7.57%	11.80%	12.64%	†
Russell 2000® Growth Index		-9.63%	9.08%	12.25%

†  The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 7/1/13 (the inception date for Class Y shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

8

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Small Cap Growth Fund from April 1, 2019 to September 30, 2019. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended September 30, 2019

	Class I	Class Y
Expense paid per $1,000†	$4.90	$4.90
Ending value (after expenses)	$955.00	$955.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended September 30, 2019

	Class I	Class Y
Expense paid per $1,000†	$5.06	$5.06
Ending value (after expenses)	$1,020.05	$1,020.05

†  Expenses are equal to the fund‘s annualized expense ratio of 1.00% for Class I and 1.00% for Class Y, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

9

STATEMENT OF INVESTMENTS
September 30, 2019

Description	Shares		Value ($)
Common Stocks - 98.5%
Automobiles & Components - 1.0%
Dorman Products	847	[a,b]	67,370
Banks - 2.6%
National Bank Holdings, Cl. A	2,770		94,706
TriState Capital Holdings	2,367	[b]	49,802
Triumph Bancorp	1,263	[b]	40,277
			184,785
Capital Goods - 11.1%
Allied Motion Technologies	1,561		55,119
Construction Partners, Cl. A	6,306	[b]	98,248
Curtiss-Wright	721		93,276
Energy Recovery	7,137	[a,b]	66,124
Kornit Digital	3,515	[a,b]	108,192
Mercury Systems	2,489	[b]	202,032
Proto Labs	370	[b]	37,777
SiteOne Landscape Supply	1,364	[a,b]	100,963
TPI Composites	1,323	[a,b]	24,806
			786,537
Consumer Services - 2.8%
Planet Fitness, Cl. A	3,444	[b]	199,304
Diversified Financials - .7%
Assetmark Financial Holdings	1,784	[b]	46,473
Energy - 1.4%
Cactus, Cl. A	2,300	[b]	66,562
PDC Energy	1,241	[a,b]	34,438
			101,000
Food & Staples Retailing - .9%
Grocery Outlet Holding	1,751	[a,b]	60,725
Food, Beverage & Tobacco - 5.5%
Calavo Growers	1,633	[a]	155,429
Freshpet	4,631	[b]	230,485
			385,914
Health Care Equipment & Services - 9.0%
Align Technology	100	[b]	18,092
AtriCure	2,031	[b]	50,653
Evolent Health, Cl. A	5,362	[a,b]	38,553
iRhythm Technologies	1,089	[a,b]	80,706
Nevro	1,070	[a,b]	91,988
Tabula Rasa HealthCare	1,269	[a,b]	69,719
Teladoc Health	2,991	[a,b]	202,551
ViewRay	4,327	[a,b]	12,548

10

Description	Shares		Value ($)
Common Stocks - 98.5% (continued)
Health Care Equipment & Services - 9.0% (continued)
WellCare Health Plans	270	[b]	69,976
			634,786
Household & Personal Products - 1.1%
Inter Parfums	1,118		78,226
Insurance - 1.4%
Palomar Holdings	2,459	[b]	96,934
Materials - 2.0%
Summit Materials, Cl. A	6,454	[a,b]	143,279
Pharmaceuticals Biotechnology & Life Sciences - 15.1%
Acceleron Pharma	1,599	[a,b]	63,177
Aimmune Therapeutics	2,928	[a,b]	61,312
Amicus Therapeutics	4,014	[b]	32,192
Biohaven Pharmaceutical Holding	1,200	[b]	50,064
CareDx	1,267	[a,b]	28,647
CRISPR Therapeutics	319	[a,b]	13,076
Denali Therapeutics	1,963	[a,b]	30,073
Editas Medicine	635	[a,b]	14,440
FibroGen	1,478	[a,b]	54,656
Global Blood Therapeutics	894	[a,b]	43,377
GW Pharmaceuticals, ADR	240	[a,b]	27,607
Intellia Therapeutics	892	[a,b]	11,908
Myovant Sciences	1,496	[a,b]	7,779
Natera	2,833	[b]	92,922
NeoGenomics	3,422	[a,b]	65,429
Pacific Biosciences of California	7,973	[b]	41,141
Prevail Therapeutics	3,357	[b]	41,224
Prothena	2,613	[b]	20,486
PTC Therapeutics	1,246	[b]	42,140
Quanterix	2,589	[b]	56,854
Revance Therapeutics	1,508	[b]	19,604
Sage Therapeutics	370	[a,b]	51,907
Sarepta Therapeutics	464	[a,b]	34,948
uniQure	968	[a,b]	38,101
Veracyte	1,374	[b]	32,976
Xenon Pharmaceuticals	4,045	[a,b]	36,445
Zogenix	1,431	[a,b]	57,297
			1,069,782
Real Estate - .9%
Physicians Realty Trust	3,533	[c]	62,711
Retailing - 5.3%
Carvana	1,673	[a,b]	110,418
Etsy	1,452	[b]	82,038
National Vision Holdings	4,716	[b]	113,514

11

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 98.5% (continued)
Retailing - 5.3% (continued)
Ollie's Bargain Outlet Holdings	1,162	[a,b]	68,140
			374,110
Semiconductors & Semiconductor Equipment - 2.7%
Power Integrations	931		84,190
Semtech	2,138	[b]	103,928
			188,118
Software & Services - 27.1%
CACI International, Cl. A	771	[b]	178,301
Everbridge	2,280	[a,b]	140,699
HubSpot	1,555	[b]	235,754
I3 Verticals, Cl. A	2,668	[b]	53,680
LogMeIn	1,266		89,835
Medallia	3,428	[a,b]	94,030
Mimecast	2,201	[b]	78,510
New Relic	644	[b]	39,574
PaySign	2,191	[a,b]	22,129
Proofpoint	1,207	[b]	155,763
Rapid7	4,138	[a,b]	187,824
Shopify, Cl. A	943	[b]	293,895
Twilio, Cl. A	2,102	[a,b]	231,136
Zendesk	1,619	[b]	117,993
			1,919,123
Technology Hardware & Equipment - 3.3%
Littelfuse	315		55,853
Lumentum Holdings	1,380	[a,b]	73,913
NETGEAR	1,557	[a,b]	50,167
nLight	3,520	[a,b]	55,123
			235,056
Telecommunication Services - 3.7%
Bandwidth, Cl. A	4,071	[a,b]	265,063
Transportation - .9%
Marten Transport	2,943		61,156
Total Common Stocks (cost $4,913,063)			6,960,452

12

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - 1.9%
Registered Investment Companies - 1.9%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $132,784)	1.89	132,784	[d]	132,784

Investment of Cash Collateral for Securities Loaned - 5.6%
Registered Investment Companies - 5.6%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $398,183)	1.89	398,183	[d]	398,183
Total Investments (cost $5,444,030)		106.0%		7,491,419
Liabilities, Less Cash and Receivables		(6.0%)		(422,234)
Net Assets		100.0%		7,069,185

ADR—American Depository Receipt

aSecurity, or portion thereof, on loan. At September 30, 2019, the value of the fund’s securities on loan was $2,308,757 and the value of the collateral was $2,347,218, consisting of cash collateral of $398,183 and U.S. Government & Agency securities valued at $1,949,035.

bNon-income producing security.

cInvestment in real estate investment trust within the United States.

dInvestment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	33.1
Health Care	24.1
Industrials	12.0
Consumer Discretionary	9.1
Investment Companies	7.5
Consumer Staples	7.4
Financials	4.7
Communication Services	3.8
Materials	2.0
Energy	1.4
Real Estate	.9
106.0

† Based on net assets.

See notes to financial statements.

13

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 9/30/18($)	Purchases($)	Sales ($)	Value 9/30/19($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	402,301	5,494,624	5,764,141	132,784	1.9	4,844
Investment of Cash Collateral for Securities Loaned:†
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	577,374	1,682,948	2,260,322	-	-	-
Dreyfus Institutional Preferred Government Plus Money Market Fund	-	3,219,644	2,821,461	398,183	5.6	-
Total	979,675	10,397,216	10,845,924	530,967	7.5	4,844

† Effective January 2, 2019, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund.

See notes to financial statements.

14

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2019

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $2,308,757)—Note 1(b):
Unaffiliated issuers	4,913,063	6,960,452
Affiliated issuers	530,967	530,967
Receivable for shares of Beneficial Interest subscribed		10,954
Dividends, interest and securities lending income receivable		959
Due from BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		6,553
Prepaid expenses		19,971
		7,529,856
Liabilities ($):
Liability for securities on loan—Note 1(b)		398,183
Payable for shares of Beneficial Interest redeemed		513
Trustees fees and expenses payable		33
Other accrued expenses		61,942
		460,671
Net Assets ($)		7,069,185
Composition of Net Assets ($):
Paid-in capital		5,373,002
Total distributable earnings (loss)		1,696,183
Net Assets ($)		7,069,185

Net Asset Value Per Share	Class I	Class Y
Net Assets ($)	7,014,150	55,035
Shares Outstanding	246,435	1,928.59
Net Asset Value Per Share ($)	28.46	28.54

See notes to financial statements.

15

STATEMENT OF OPERATIONS
Year Ended September 30, 2019

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	15,203
Affiliated issuers	4,844
Income from securities lending—Note 1(b)	3,660
Total Income	23,707
Expenses:
Investment advisory fee—Note 3(a)	55,417
Professional fees	87,840
Registration fees	34,141
Prospectus and shareholders’ reports	12,956
Custodian fees—Note 3(b)	8,976
Shareholder servicing costs—Note 3(b)	8,200
Administration fee—Note 3(a)	4,156
Trustees’ fees and expenses—Note 3(c)	486
Loan commitment fees—Note 2	97
Miscellaneous	28,127
Total Expenses	240,396
Less—reduction in expenses due to undertaking—Note 3(a)	(171,037)
Net Expenses	69,359
Investment (Loss)—Net	(45,652)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(182,822)
Net change in unrealized appreciation (depreciation) on investments	(463,791)
Net Realized and Unrealized Gain (Loss) on Investments	(646,613)
Net (Decrease) in Net Assets Resulting from Operations	(692,265)

See notes to financial statements.

16

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2019	2018
Operations ($):
Investment (loss)—net	(45,652)	(37,978)
Net realized gain (loss) on investments	(182,822)	1,037,187
Net change in unrealized appreciation (depreciation) on investments	(463,791)	645,873
Net Increase (Decrease) in Net Assets Resulting from Operations	(692,265)	1,645,082
Distributions ($):
Distributions to shareholders:
Class I	(810,240)	(644,042)
Class Y	(84,787)	(202,976)
Total Distributions	(895,027)	(847,018)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class I	3,427,480	2,812,607
Class Y	12,743	958
Distributions reinvested:
Class I	767,125	642,223
Class Y	78,411	193,369
Cost of shares redeemed:
Class I	(2,883,720)	(2,567,125)
Class Y	(539,978)	(1,003,746)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	862,061	78,286
Total Increase (Decrease) in Net Assets	(725,231)	876,350
Net Assets ($):
Beginning of Period	7,794,416	6,918,066
End of Period	7,069,185	7,794,416
Capital Share Transactions (Shares):
Class I
Shares sold	120,413	87,693
Shares issued for distributions reinvested	29,290	22,839
Shares redeemed	(100,049)	(83,623)
Net Increase (Decrease) in Shares Outstanding	49,654	26,909
Class Y
Shares sold	420	32
Shares issued for distributions reinvested	2,988	6,867
Shares redeemed	(22,182)	(34,827)
Net Increase (Decrease) in Shares Outstanding	(18,774)	(27,928)

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Class I Shares	Year Ended September 30,
	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	35.83	31.65	30.32	35.16	52.76
Investment Operations:
Investment (loss)—net[a]	(.20)	(.19)	(.07)	(.08)	(.17)
Net realized and unrealized gain (loss) on investments	(2.91)	8.54	5.52	4.08	3.48
Total from Investment Operations	(3.11)	8.35	5.45	4.00	3.31
Distributions:
Dividends from net realized gain on investments	(4.26)	(4.17)	(4.12)	(8.84)	(20.91)
Net asset value, end of period	28.46	35.83	31.65	30.32	35.16
Total Return (%)	(7.64)	30.01	19.75	13.83	6.50
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	3.47	3.51	3.08	2.06	1.40
Ratio of net expenses to average net assets	1.00	1.00	1.00	.98	.95
Ratio of net investment (loss) to average net assets	(.66)	(.58)	(.23)	(.26)	(.41)
Portfolio Turnover Rate	90.11	87.65	125.73	197.34	169.20
Net Assets, end of period ($ x 1,000)	7,014	7,051	5,377	6,441	23,034

a Based on average shares outstanding.

See notes to financial statements.

18

Class Y Shares	Year Ended September 30,
	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	35.89	31.70	30.35	35.18	52.76
Investment Operations:
Investment (loss)—net[a]	(.19)	(.20)	(.21)	(.07)	(.15)
Net realized and unrealized gain (loss) on investments	(2.90)	8.56	5.68	4.08	3.48
Total from Investment Operations	(3.09)	8.36	5.47	4.01	3.33
Distributions:
Dividends from net realized gain on investments	(4.26)	(4.17)	(4.12)	(8.84)	(20.91)
Net asset value, end of period	28.54	35.89	31.70	30.35	35.18
Total Return (%)	(7.57)	30.00	19.81	13.85	6.56
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	3.45	3.27	3.18	2.17	1.40
Ratio of net expenses to average net assets	1.00	1.00	1.00	.97	.90
Ratio of net investment (loss) to average net assets	(.59)	(.59)	(.69)	(.23)	(.35)
Portfolio Turnover Rate	90.11	87.65	125.73	197.34	169.20
Net Assets, end of period ($ x 1,000)	55	743	1,541	70	81

a Based on average shares outstanding.

See notes to financial statements.

19

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Small Cap Growth Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds I (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek long-term growth of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

Effective June 3, 2019, the fund changed its name from Dreyfus/The Boston Company Small Cap Growth Fund to BNY Mellon Small Cap Growth Fund and the Trust changed its name from The Dreyfus Investment Funds to BNY Mellon Investment Funds I. In addition, The Dreyfus Corporation, the fund’s investment adviser, changed its name to “BNY Mellon Investment Adviser, Inc.”, MBSC Securities Corporation, the fund’s distributor, changed its name to “BNY Mellon Securities Corporation” and Dreyfus Transfer, Inc., the fund’s transfer agent, changed its name to “BNY Mellon Transfer, Inc.”

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class I and Class Y. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or contingent deferred sales charge. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

20

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

21

NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Trust’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

22

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2019 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities—Common Stocks	6,960,452	-	-	6,960,452
Investment Companies	530,967	-	-	530,967

† See Statement of Investments for additional detailed categorizations, if any.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended September 30, 2019, The Bank of New York Mellon earned $709 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

23

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended September 30, 2019, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended September 30, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2019, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $129,608 and unrealized appreciation $1,864,549. In addition, the fund deferred for tax purposes late year ordinary losses of $38,758 to the first day of the following fiscal year.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to September 30, 2019. The fund has $129,608 of short-term capital losses which can be carried forward for an unlimited period.

24

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2019 and September 30, 2018 were as follows: ordinary income $170,011 and $272,010, and long-term capital gains $725,016 and $575,008, respectively.

During the period ended September 30, 2019, as a result of permanent book to tax differences, primarily due to the tax treatment for net operating losses, the fund increased total distributable earnings (loss) by $13,733 and decreased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

(f) New Accounting Pronouncements: Effective June 1, 2019, the fund adopted Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. The adoption of ASU 2018-13 had no impact on the operations of the fund for the period ended September 30, 2019.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to October 3, 2018, the unsecured credit facility with Citibank, N.A. was $830 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended September 30, 2019, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the investment advisory fee is computed at the annual rate of .80% of the

25

NOTES TO FINANCIAL STATEMENTS (continued)

value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from October 1, 2018 through February 1, 2020, to waive receipt of its fees and/or assume the expenses of the fund, so that the direct expenses of neither class shares (excluding taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.00% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $171,037 during the period ended September 30, 2019.

The fund has a Fund Accounting and Administrative Services Agreement (the “Administration Agreement”) with the Adviser, whereby the Adviser performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate the Adviser for providing accounting and recordkeeping services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06% of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to the Adviser for this service, the Adviser has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both the Adviser’ costs in providing these services and a reasonable allocation of the costs incurred by the Adviser and its affiliates related to the support and oversight of these services. The fund also reimburses the Adviser for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $4,156 during the period ended September 30, 2019.

(b) The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. The fund had an arrangement with the custodian to receive earnings credits when positive cash balances were maintained, which were used to offset custody fees. Effective February 1, 2019, the arrangement with the custodian changed whereby the fund will no longer receive earnings credits to offset its custody fees and will receive interest income or overdraft fees going forward. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing

26

transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended September 30, 2019, the fund was charged $1,470 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended September 30, 2019, the fund was charged $8,976 pursuant to the custody agreement.

During the period ended September 30, 2019, the fund was charged $11,614 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $4,792, administration fees $359, custodian fees $5,380, Chief Compliance Officer fees $3,378 and transfer agency fees $400, which are offset against an expense reimbursement currently in effect in the amount of $20,862.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2019, amounted to $6,267,378 and $6,146,251, respectively.

At September 30, 2019, the cost of investments for federal income tax purposes was $5,626,870; accordingly, accumulated net unrealized appreciation on investments was $1,864,549, consisting of $2,415,656 gross unrealized appreciation and $551,107 gross unrealized depreciation.

27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Fund and Board of Trustees of
BNY Mellon Investment Funds I (formerly, Dreyfus Investment Funds):

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Small Cap Growth Fund (formerly, Dreyfus/The Boston Company Small Cap Growth Fund) (the “Fund”), a series of BNY Mellon Investment Funds I, including the statements of investments and investments in affiliated issuers, as of September 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements), and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more BNY Mellon Investment Adviser, Inc. investment companies since 1994.

New York, New York
November 26, 2019

28

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund reports the maximum amount allowable, but not less than $11,974 as ordinary income dividends paid during the year ended September 30, 2019 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than 9.95% of ordinary income dividends paid during the year ended September 30, 2019 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Shareholders will receive notification in early 2020 of the percentage applicable to the preparation of their 2019 income tax returns. The fund reports the maximum amount allowable but not less than $3.4517 per share as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.8094 as a short-term capital gain dividend paid on December 6, 2018 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

29

BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (76)
Chairman of the Board (2008)
Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 120

———————

Francine J. Bovich (68)
Board Member (2011)
Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 70

———————

Andrew J. Donohue (68)
Board Member (2019)
Principal Occupation During Past 5 Years:

• Of Counsel, Shearman & Sterling LLP (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

• Managing Director and Investment Company General Counsel of Goldman Sachs (2012-2015)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 56

———————

Kenneth A. Himmel (72)
Board Member (2008)
Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-Present)

• President and CEO, Related Urban Development, a real estate development company (1996-Present)

• President and CEO, Himmel & Company, a real estate development company (1980-Present)

• CEO, American Food Management, a restaurant company (1983-Present)

No. of Portfolios for which Board Member Serves: 23

———————

30

Stephen J. Lockwood (72)
Board Member (2008)
Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-Present)

No. of Portfolios for which Board Member Serves: 23

———————

Roslyn M. Watson (70)
Board Member (2008)
Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-Present)

Other Public Company Board Memberships During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 56

———————

Benaree Pratt Wiley (73)
Board Member (2008)
Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-Present)

• Blue Cross Blue Shield of Massachusetts (2004-Present)

No. of Portfolios for which Board Member Serves: 76

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

James M. Fitzgibbons, Emeritus Board Member

31

OFFICERS OF THE FUND (Unaudited)

RENEE LAROCHE-MORRIS, President since May 2019.

President and a director of BNY Mellon Investment Adviser, Inc. since January 2018. She is an officer of 63 investment companies (comprised of 120 portfolios) managed by the Adviser. She is 48 years old and has been an employee of BNY Mellon since 2003.

JAMES WINDELS, Treasurer since December 2008.

Director- BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 61 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 48 years old and has been an employee of the Adviser since June 2015.

DAVID DIPETRILLO, Vice President since May 2019.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 63 investment companies (comprised of 120 portfolios) managed by the Adviser. He is 41 years old and has been an employee of BNY Mellon since 2005.

JAMES BITETTO, Vice President since December 2008 and Secretary since February 2018.

Managing Counsel of BNY Mellon and Secretary of the Adviser, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 53 years old and has been an employee of the Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 32 years old and has been an employee of the Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 29 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 44 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 54 years old and has been an employee of the Adviser since October 1990.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 2004.

32

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 34 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2008.

Tax Manager - BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2008.

Senior Accounting Manager- BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 55 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since December 2008.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2008.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2008.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (64 investment companies, comprised of 143 portfolios). He is 62 years old and has served in various capacities with the the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 57 investment companies (comprised of 136 portfolios) managed by the Adviser. She is 51 years old and has been an employee of the Distributor since 1997.

33

For More Information

BNY Mellon Small Cap Growth Fund
240 Greenwich Street
New York, NY 10286

Adviser
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor
BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class I: SSETX Class Y: SSYGX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2019 BNY Mellon Securities Corporation 6941AR0919

BNY Mellon Small Cap Value Fund

ANNUAL REPORT September 30, 2019

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.bnymellonim.com/us and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Small Cap Value Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon Small Cap Value Fund (formerly, Dreyfus/The Boston Company Small Cap Value Fund), covering the 12-month period from October 1, 2018 through September 30, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Equity markets weakened in the fourth calendar quarter of 2018, as concerns about rising interest rates, trade tensions and slowing global growth provided downward pressure on returns. In December 2018, stocks experienced a sharp sell-off, as it appeared that the US Federal Reserve (the “Fed”) would maintain its hawkish stance on monetary policy. In January 2019, the Fed commented that it would slow the pace of interest-rate increases, which helped stimulate a rebound across equity markets that continued into the second quarter. Escalating trade tensions disrupted equity markets again in May. The dip was short-lived, as markets rose once again in June. However, despite continued supportive central bank policies, pockets of volatility persisted through the end of the period. Despite the turbulence, several major US equity indices posted modestly positive returns for the 12-month period. In general, small-cap stocks lagged their mid- and large-cap counterparts and non-US markets trailed US performance.

In fixed-income markets, October brought a risk-off mentality, fueled in part by equity market volatility. A flight to quality supported price increases for US Treasuries, which continued through the end of the calendar year, leading to a flattening yield curve. After the Fed’s supportive statements in January 2019, other developed market central banks followed suit and reiterated their abilities to bolster flagging growth by continuing supportive policies. This helped to further buoy fixed-income instrument prices. At the end of July and in mid-September, the Fed cut the federal funds rate by 25 basis points, for a total reduction of 50 basis points during 2019. Both the US and Global Bloomberg Barclays Aggregate Bond indices produced strong returns for the 12 months.

We believe that over the near term, the outlook for the US remains positive, but we will monitor relevant data for any signs of a change. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
October 15, 2019

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from October 1, 2018 through September 30, 2019, as provided by Joseph M. Corrado, CFA, Stephanie K. Brandaleone, CFA, and Jonathan Piskorowski, CFA, portfolio managers

Market and Fund Performance Overview

For the 12-month period ended September 30, 2019, BNY Mellon Small Cap Value Fund’s (formerly, Dreyfus/The Boston Company Small Cap Value Fund) Class A shares produced a total return of -5.05%, Class C shares returned -5.76%, Class I shares returned -4.72% and Class Y shares returned -4.67%.1 In comparison, the fund’s benchmark, the Russell 2000® Value Index (the “Index”), posted a total return of -8.24% for the same period.2

Small-cap value stocks had negative returns over the reporting period resulting from market volatility fueled by geopolitical, trade and economic uncertainty. The fund outperformed the Index, mainly due to successful security selections in the information technology sector and an underweight to the energy sector.

The Fund’s Investment Approach

The fund seeks long-term growth of capital. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-cap U.S. companies—i.e., those with market capitalizations that are equal to or less than the total market capitalization of the largest company in the Index.

We use fundamental research and qualitative analysis to select stocks from among portfolio candidates. We look for companies with strong competitive positions, high-quality management and financial strength.

We use a variety of screening methods to identify small-cap companies that might be attractive investments. Once attractive investments have been identified, we use a consistent, three-step fundamental research process to evaluate the stocks. The first step is valuation—to identify small-cap companies that are considered to be attractively priced relative to their earnings potential. Second, fundamentals—to verify the strength of the underlying business position. Third, catalyst—to identify a specific event that has the potential to cause the stocks to appreciate in value.

We primarily focus on individual stock selection instead of trying to predict which industries or sectors will perform best. The stock selection process is designed to produce a diversified portfolio of companies that we believe are undervalued relative to expected business growth.

Markets Pivot on Central Bank and Trade Activity

At the beginning of October 2018, many equity markets felt pressure from slowing global growth, escalating trade issues between the U.S. and China, Brexit difficulties and additional geopolitical issues elsewhere in Europe and the emerging markets. Renewed articulation of hawkish narratives by Federal Reserve (“Fed”) officials alarmed investors and stoked volatility. In December 2018, equities reached new lows for the year, as economic and political news continued to unnerve investors. Investors also feared the European Central Bank (ECB) would proceed with its plan to conclude stimulus measures in January 2019, despite moderating growth rates.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

January 2019 marked a turnaround in the markets. Talk of a potential trade deal between the U.S. and China helped fuel investor optimism, as equity prices recovered. The ECB announced it would provide additional stimulus to support the eurozone economy. China also announced plans to stoke its slowing economic growth rate. At its first meeting of the year, the Federal Open Market Committee emphasized its focus on data as a primary driver for rate-hike decisions, and its ability to suspend additional rate increases when the data is not supportive. These sentiments reassured investors of central bankers’ commitments to support flagging growth. The rebound continued throughout the month of January, and equity markets maintained an upward trajectory through April. However, renewed trade tensions between the U.S. and China in May caused stocks to pull back once again. The dip was short-lived, as markets rose once again in June. At the end of July and again in September, the Fed cut the federal funds rate by 25 basis points. However, despite continued supportive central bank policies, pockets of volatility persisted through the end of the reporting period.

In this environment, large-cap stocks generally outperformed their mid- and small-cap counterparts.

Information Technology and Energy Positioning Drove Fund Performance

The largest contributor to relative outperformance was stock selection within the information technology sector. A position in supercomputer manufacturer Cray was a leading contributor to performance. The company was purchased during the period by Hewlett-Packard and we subsequently closed the position. Network and communication infrastructure company Ciena was also among the top drivers of outperformance. Its stock price went up on the back of strong quarterly earnings and increased financial guidance. Elsewhere in the markets, reduced exposure to the underperforming energy sector bolstered relative results. In addition, a position in Dril-Quip added to relative performance. The offshore drilling equipment manufacturer was able to insulate its stock price from the sector’s volatility by beating earnings estimates and making an upward revision to its guidance for the second half of 2019.

Conversely, underweight exposure to the well-performing real estate sector was a top detractor from results during the period. Real estate outperformed the broader market during the period, and reduced exposure detracted from relative results. Stock selections within the industrials sector also weighed on returns. A position in The Greenbrier Companies, a railroad freight car equipment manufacturer, was a top individual detractor from results as the company’s stock price fell significantly during the period. Investors were put off by labor-cost issues and manufacturing inefficiencies that resulted in management cutting guidance by approximately half.

Finding Opportunities Amid Volatility

We’re beginning to see a rotation from growth into value over the last two months of the quarter in U.S. markets. If this trend continues, we expect positive prospects for the asset class over the next 12 months. We believe that central bank intervention in the U.S. and overseas will provide a tailwind for markets; however, trade and other geopolitical issues remain the wild card that could stoke volatility. Given this environment, we remain focused on companies we believe may be undervalued due to investor overreactions, and which maintain strong fundamentals and contain catalysts for positive change. We believe that our

4

disciplined, repeatable investment approach can provide strong upside potential, while mitigating downside risk during periods of market turbulence.

Ocotber 15, 2019

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through February 1, 2020, for Class Y shares, at which time it may be extended, modified, or terminated. Had these expenses not been absorbed, returns would have been lower.

2 Source: Lipper Inc. — The Russell 2000®Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 2000® Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Small companies carry additional risks because their earnings and revenues tend to be less predictable and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund’s ability to sell these securities.

5

FUND PERFORMANCE (Unaudited)

Comparison of change in value of $10,000 investment in Class A shares, Class C shares and Class I shares of BNY Mellon Small Cap Value Fund with a hypothetical investment of $10,000 made in the Russell 2000® Value Index (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class A and Class C shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 8/1/16 (the inception date for Class A and Class C shares), adjusted to reflect the applicable sales load for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $10,000 made in each of the Class A, Class C and Class I shares of the BNY Mellon Small Cap Value Fund (formerly Dreyfus/The Boston Company Small Cap Value Fund) on 9/30/09 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 2000® Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Comparison of change in value of $1,000,000 investment in Class Y shares of BNY Mellon Small Cap Value Fund with a hypothetical investment of $1,000,000 in the Russell 2000® Value Index (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 8/1/16 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $1,000,000 made in Class Y shares of the BNY Mellon Small Cap Value Fund (formerly Dreyfus/The Boston Company Small Cap Value Fund) on 9/30/09 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 2000® Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

7

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 9/30/19
	Inception
	Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	8/1/16	-10.49%	6.56%††	9.98%††
without sales charge	8/1/16	-5.05%	7.83%††	10.64%††
Class C shares
with applicable redemption charge †	8/1/16	-6.57%	7.26%††	10.34%††
without redemption	8/1/16	-5.76%	7.26%††	10.34%††
Class I shares	2/1/00	-4.72%	8.06%	10.75%
Class Y shares	8/1/16	-4.67%	8.07%††	10.76%††
Russell 2000® Value Index		-8.24%	7.17%	10.06%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class A and Class C shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 8/1/16 (the inception date for Class A and Class C shares), adjusted to reflect the applicable sales load for Class A shares.

The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 8/1/16 (the inception date for Class Y shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to im.bnymellon.com for the fund’s most recent month-end returns.

The fund's performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund's performance shown in the table takes into account all other applicable fees and expenses on all classes.

8

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Small Cap Value Fund from April 1, 2019 to September 30, 2019. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended September 30, 2019

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$6.79	$10.83	$5.28	$5.07
Ending value (after expenses)	$1,022.40	$1,018.20	$1,024.30	$1,023.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended September 30, 2019

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$6.78	$10.81	$5.27	$5.06
Ending value (after expenses)	$1,018.35	$1,014.34	$1,019.85	$1,020.05

†  Expenses are equal to the fund‘s annualized expense ratio of 1.34% for Class A, 2.14% for Class C, 1.04% for Class I and 1.00% for Class Y, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

9

STATEMENT OF INVESTMENTS
September 30, 2019

Description	Shares		Value ($)
Common Stocks - 99.0%
Automobiles & Components - 2.1%
Dorman Products	13,991	[a]	1,112,844
Gentherm	40,551	[a]	1,666,038
Stoneridge	44,645	[a]	1,382,656
			4,161,538
Banks - 17.9%
Atlantic Union Bankshares	40,582	[b]	1,511,477
Banner	34,596		1,943,257
Boston Private Financial Holdings	131,158		1,528,646
Bryn Mawr Bank	21,024		767,586
Carolina Financial	20,921		743,532
Central Pacific Financial	42,236		1,199,502
CVB Financial	44,457	[b]	927,818
Essent Group	43,305		2,064,349
First Interstate BancSystem, Cl. A	38,260		1,539,582
Hancock Whitney	52,264		2,001,450
Heritage Commerce	24,475		287,704
IBERIABANK	10,559		797,627
National Bank Holdings, Cl. A	29,483		1,008,024
Old National Bancorp	117,120	[b]	2,015,050
Seacoast Banking Corp. of Florida	47,511	[a,b]	1,202,503
South State	33,727		2,539,643
Synovus Financial	28,331		1,013,117
Towne Bank	21,451		596,445
Triumph Bancorp	22,329	[a]	712,072
UMB Financial	37,369	[b]	2,413,290
Umpqua Holdings	115,939		1,908,356
United Community Banks	69,253		1,963,322
Webster Financial	81,563		3,822,858
Westamerica Bancorporation	4,581	[b]	284,847
			34,792,057
Capital Goods - 13.0%
Advanced Drainage Systems	22,879		738,306
Aerojet Rocketdyne Holdings	53,241	[a,b]	2,689,203
AeroVironment	20,444	[a,b]	1,094,981
Astec Industries	30,672		953,899
Astronics	40,552	[a]	1,191,418
Blue Bird	18,994	[a]	361,551
Construction Partners, Cl. A	62,264	[a]	970,073
EMCOR Group	22,490		1,936,839
Energy Recovery	59,548	[a]	551,712
EnerSys	29,389		1,937,911

10

Description	Shares		Value ($)
Common Stocks - 99.0% (continued)
Capital Goods - 13.0% (continued)
Granite Construction	41,062	[b]	1,319,322
Harsco	83,703	[a]	1,587,009
Kaman	15,278		908,430
Kennametal	42,950		1,320,283
Lindsay	15,779	[b]	1,465,080
Rexnord	39,837	[a]	1,077,591
The Gorman-Rupp Comapny	5,844		203,313
The Greenbrier Companies	57,955		1,745,605
The Manitowoc Company	45,410	[a,b]	567,625
TPI Composites	61,012	[a,b]	1,143,975
TriMas	44,514	[a]	1,364,354
			25,128,480
Commercial & Professional Services - 2.7%
Deluxe	30,986		1,523,272
Huron Consulting Group	16,840	[a]	1,032,966
Knoll	63,035		1,597,937
Korn Ferry	27,438		1,060,204
			5,214,379
Consumer Durables & Apparel - 4.7%
Cavco Industries	9,652	[a]	1,854,053
G-III Apparel Group	53,853	[a,b]	1,387,792
M.D.C. Holdings	35,256		1,519,534
Oxford Industries	20,888	[b]	1,497,670
Taylor Morrison Home	88,722	[a]	2,301,449
William Lyon Homes, Cl. A	25,397	[a]	517,083
			9,077,581
Consumer Services - 2.1%
BJ‘s Restaurants	28,143	[b]	1,093,074
Ruth's Hospitality Group	16,982		346,687
The Cheesecake Factory	62,546	[b]	2,606,917
			4,046,678
Diversified Financials - 2.3%
Blucora	31,528	[a]	682,266
Cohen & Steers	16,879	[b]	927,163
Federated Investors, Cl. B	58,173	[b]	1,885,387
WisdomTree Investments	174,095		909,646
			4,404,462
Energy - 3.7%
Apergy	52,061	[a]	1,408,250
Cactus, Cl. A	20,268	[a]	586,556
Dril-Quip	24,623	[a,b]	1,235,582
Newpark Resources	183,983	[a,b]	1,401,950
Patterson-UTI Energy	154,368	[b]	1,319,846

11

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.0% (continued)
Energy - 3.7% (continued)
PDC Energy	46,853	[a,b]	1,300,171
			7,252,355
Food, Beverage & Tobacco - 2.3%
Flowers Foods	59,530	[b]	1,376,929
Fresh Del Monte Produce	46,610		1,589,867
The Hain Celestial Group	71,251	[a,b]	1,530,115
			4,496,911
Health Care Equipment & Services - 3.8%
Amedisys	9,141	[a]	1,197,562
AMN Healthcare Services	28,951	[a]	1,666,420
LHC Group	14,123	[a]	1,603,808
NuVasive	24,607	[a]	1,559,592
R1 RCM	144,892	[a]	1,293,886
			7,321,268
Insurance - 2.0%
Kemper	14,819		1,155,141
Safety Insurance Group	11,008		1,115,441
Selective Insurance Group	22,502		1,691,925
			3,962,507
Materials - 3.1%
Cabot	34,904		1,581,849
Carpenter Technology	28,233		1,458,517
Coeur Mining	354,523	[a,b]	1,705,256
Schnitzer Steel Industries, Cl. A	59,430		1,227,824
			5,973,446
Media & Entertainment - 3.2%
Gray Television	91,969	[a,b]	1,500,934
John Wiley & Sons, Cl. A	16,661		732,084
MSG Networks, Cl. A	72,184	[a,b]	1,170,824
Scholastic	34,579		1,305,703
TEGNA	95,739	[b]	1,486,827
			6,196,372
Pharmaceuticals Biotechnology & Life Sciences - 1.7%
Cambrex	46,292	[a]	2,754,374
Supernus Pharmaceuticals	23,221	[a,b]	638,113
			3,392,487
Real Estate - 9.3%
Agree Realty	30,780	[b,c]	2,251,557
Cousins Properties	30,014	[c]	1,128,226
Empire State Realty Trust, Cl. A	106,755	[c]	1,523,394
Newmark Group, Cl. A	203,077		1,839,878
Physicians Realty Trust	129,353	[c]	2,296,016
Potlatchdeltic	41,923	[c]	1,722,406

12

Description	Shares		Value ($)
Common Stocks - 99.0% (continued)
Real Estate - 9.3% (continued)
Retail Properties of America, Cl. A	155,794	[c]	1,919,382
Seritage Growth Properties, Cl. A	27,129	[a,c]	1,152,711
Sunstone Hotel Investors	162,681	[c]	2,235,237
Urban Edge Properties	97,052	[c]	1,920,659
			17,989,466
Retailing - 5.5%
Abercrombie & Fitch, Cl. A	40,915	[b]	638,274
Dick's Sporting Goods	49,111	[b]	2,004,220
Dillard's, Cl. A	23,578	[b]	1,558,742
Guess?	69,819		1,293,746
The Children's Place	20,551	[b]	1,582,221
Urban Outfitters	62,557	[a]	1,757,226
Williams-Sonoma	26,666	[b]	1,812,755
			10,647,184
Semiconductors & Semiconductor Equipment - 4.7%
Brooks Automation	41,230		1,526,747
Diodes	40,541	[a]	1,627,721
First Solar	27,094	[a,b]	1,571,723
MKS Instruments	25,269		2,331,823
Semtech	40,413	[a]	1,964,476
			9,022,490
Software & Services - 3.4%
CSG Systems International	33,807		1,747,146
LogMeIn	26,366		1,870,931
NIC	60,623		1,251,865
Verint Systems	41,528	[a]	1,776,568
			6,646,510
Technology Hardware & Equipment - 5.5%
Ciena	22,208	[a]	871,220
Coherent	17,282	[a,b]	2,656,589
Fabrinet	28,422	[a]	1,486,471
KEMET	113,591	[b]	2,065,084
Lumentum Holdings	34,834	[a,b]	1,865,709
NETGEAR	51,564	[a]	1,661,392
			10,606,465
Transportation - .9%
Landstar System	5,032		566,503
Marten Transport	58,326		1,212,014
			1,778,517
Utilities - 5.1%
Avista	65,717		3,183,331
Chesapeake Utilities	18,957		1,806,981
Portland General Electric	44,137		2,488,003

13

STATEMENT OF INVESTMENTS (continued)

Description		Shares		Value ($)
Common Stocks - 99.0% (continued)
Utilities - 5.1% (continued)
Southwest Gas Holdings		26,755		2,435,775
				9,914,090
Total Common Stocks (cost $168,581,118)				192,025,243

Exchange-Traded Funds - .5%
Registered Investment Companies - .5%
iShares Russell 2000 Value ETF (cost $941,282)		8,106		967,937
	1-Day Yield (%)
Investment Companies - 1.3%
Registered Investment Companies - 1.3%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $2,606,737)	1.89	2,606,737	[d]	2,606,737

Investment of Cash Collateral for Securities Loaned - 1.9%
Registered Investment Companies - 1.9%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $3,675,174)	1.89	3,675,174	[d]	3,675,174
Total Investments (cost $175,804,311)		102.7%		199,275,091
Liabilities, Less Cash and Receivables		(2.7%)		(5,227,448)
Net Assets		100.0%		194,047,643

ETF—Exchange-Traded Fund

aNon-income producing security.

bSecurity, or portion thereof, on loan. At September 30, 2019, the value of the fund’s securities on loan was $42,968,574 and the value of the collateral was $43,689,016, consisting of cash collateral of $3,675,174 and U.S. Government & Agency securities valued at $40,013,842.

cInvestment in real estate investment trust within the United States.

dInvestment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

14

Portfolio Summary (Unaudited) †	Value (%)
Financials	22.3
Industrials	16.6
Consumer Discretionary	14.4
Information Technology	13.5
Real Estate	9.3
Health Care	5.5
Utilities	5.1
Energy	3.7
Investment Companies	3.7
Communication Services	3.2
Materials	3.1
Consumer Staples	2.3
102.7

† Based on net assets.

See notes to financial statements.

15

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 9/30/18($)	Purchases($)	Sales ($)	Value 9/30/19($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	4,076,549	75,657,759	77,127,571	2,606,737	1.3	66,230
Investment of Cash Collateral for Securities Loaned:†
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	-	5.104,965	5,104,965	-	-	-
Dreyfus Institutional Preferred Government Plus Money Market Fund	-	42,461,723	38,786,549	3,675,174	1.9	-
Total	4,076,549	123,224,447	121,019,085	6,281,911	3.2	66,230

† Effective January 2, 2019, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund.

See notes to financial statements.

16

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2019

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $42,968,574)—Note 1(b):
Unaffiliated issuers	169,522,400	192,993,180
Affiliated issuers	6,281,911	6,281,911
Cash		120,302
Receivable for investment securities sold		989,128
Dividends, interest and securities lending income receivable		205,654
Receivable for shares of Beneficial Interest subscribed		18,422
Prepaid expenses		35,079
		200,643,676
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		159,305
Liability for securities on loan—Note 1(b)		3,675,174
Payable for investment securities purchased		2,561,430
Payable for shares of Beneficial Interest redeemed		122,762
Trustees fees and expenses payable		1,016
Other accrued expenses		76,346
		6,596,033
Net Assets ($)		194,047,643
Composition of Net Assets ($):
Paid-in capital		160,938,566
Total distributable earnings (loss)		33,109,077
Net Assets ($)		194,047,643

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	25,664,253	1,814,968	120,937,029	45,631,393
Shares Outstanding	1,276,480	92,689	5,978,931	2,241,738
Net Asset Value Per Share ($)	20.11	19.58	20.23	20.36

See notes to financial statements.

17

STATEMENT OF OPERATIONS
Year Ended September 30, 2019

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	3,531,230
Affiliated issuers	66,230
Income from securities lending—Note 1(b)	116,563
Interest	187
Total Income	3,714,210
Expenses:
Investment advisory fee—Note 3(a)	1,659,017
Shareholder servicing costs—Note 3(c)	185,178
Administration fee—Note 3(a)	124,426
Professional fees	85,904
Registration fees	64,187
Custodian fees—Note 3(c)	18,524
Trustees’ fees and expenses—Note 3(d)	18,128
Distribution fees—Note 3(b)	15,612
Prospectus and shareholders’ reports	14,734
Loan commitment fees—Note 2	5,557
Interest expense—Note 2	1,906
Miscellaneous	30,617
Total Expenses	2,223,790
Less—reduction in expenses due to undertaking—Note 3(a)	(1,180)
Net Expenses	2,222,610
Investment Income—Net	1,491,600
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	13,691,071
Net change in unrealized appreciation (depreciation) on investments	(29,845,902)
Net Realized and Unrealized Gain (Loss) on Investments	(16,154,831)
Net (Decrease) in Net Assets Resulting from Operations	(14,663,231)

See notes to financial statements.

18

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2019	2018
Operations ($):
Investment income—net	1,491,600	991,545
Net realized gain (loss) on investments	13,691,071	27,843,313
Net change in unrealized appreciation (depreciation) on investments	(29,845,902)	2,309,114
Net Increase (Decrease) in Net Assets Resulting from Operations	(14,663,231)	31,143,972
Distributions ($):
Distributions to shareholders:
Class A	(3,661,314)	(53,720)
Class C	(271,667)	(1,775)
Class I	(23,751,385)	(32,289,342)
Class Y	(1,237)	(1,775)
Total Distributions	(27,685,603)	(32,346,612)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	830,555	1,296,357
Class C	84,950	61,476
Class I	14,340,621	19,365,636
Class Y	45,528,472	-
Net assets received in connection with reorganization—Note 1	-	47,350,644
Distributions reinvested:
Class A	3,459,346	51,917
Class C	232,832	-
Class I	23,011,692	31,301,262
Cost of shares redeemed:
Class A	(6,123,736)	(3,460,097)
Class C	(715,036)	(885,595)
Class I	(94,088,299)	(51,545,880)
Class Y	(1,176,704)	(7,383,640)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(14,615,307)	36,152,080
Total Increase (Decrease) in Net Assets	(56,964,141)	34,949,440
Net Assets ($):
Beginning of Period	251,011,784	216,062,344
End of Period	194,047,643	251,011,784

19

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended September 30,
	2019	2018
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	39,781	54,936
Shares issued in connection with reorganization—Note 1	-	1,432,564
Shares issued for distributions reinvested	196,889	2,311
Shares redeemed	(309,095)	(150,099)
Net Increase (Decrease) in Shares Outstanding	(72,425)	1,339,712
Class Cb
Shares sold	4,699	2,579
Shares issued in connection with reorganization—Note 1	-	144,830
Shares issued for distributions reinvested	13,528	-
Shares redeemed	(35,446)	(38,574)
Net Increase (Decrease) in Shares Outstanding	(17,219)	108,835
Class Ia
Shares sold	680,938	805,216
Shares issued in connection with reorganization—Note 1	-	454,425
Shares issued for distributions reinvested	1,304,518	1,389,315
Shares redeemed	(4,746,055)	(2,156,868)
Net Increase (Decrease) in Shares Outstanding	(2,760,599)	492,088
Class Ya
Shares sold	2,300,703	-
Shares redeemed	(59,404)	(293,701)
Net Increase (Decrease) in Shares Outstanding	2,241,299	(293,701)

[a] During the period ended September 30, 2019, 2,242,448 Class I shares representing $44,089,411 were exchanged for 2,228,844 Class Y shares and 1,613 Class A shares representing $33,080 were exchanged for 1,605 Class I shares.

[b] During the period ended September 30, 2019, 1,502 Class C shares representing $33,597 were automatically converted to 1,474 Class A shares and during the period ended September 30, 2018, 544 Class C shares representing $11,725 were automatically converted to 537 Class A shares.

See notes to financial statements.

20

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended September 30,
Class A Shares	2019	2018	2017	2016[a]
Per Share Data ($):
Net asset value, beginning of period	24.49	25.18	23.19	22.77
Investment Operations:
Investment income—net[b]	.10	.04	.05	.02
Net realized and unrealized gain (loss) on investments	(1.71)	3.37	3.94	.40
Total from Investment Operations	(1.61)	3.41	3.99	.42
Distributions:
Dividends from investment income—net	(0.03)	(.06)	(.09)	-
Dividends from net realized gain on investments	(2.74)	(4.04)	(1.91)	-
Total Distributions	(2.77)	(4.10)	(2.00)	-
Net asset value, end of period	20.11	24.49	25.18	23.19
Total Return (%)[c]	(5.05)	15.08	17.58	1.84[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.31	1.36	1.37	1.37[e]
Ratio of net expenses to average net assets	1.31	1.36	1.37	1.37[e]
Ratio of net investment income to average net assets	.49	.15	.21	.46[e]
Portfolio Turnover Rate	69.41	84.28	76.86	78.56
Net Assets, end of period ($ x 1,000)	25,664	33,037	231	10

a From August 1, 2016 (commencement of initial offering) to September 30, 2016.
b Based on average shares outstanding.
c Exclusive of sales charge.
d Not annualized.
e Annualized.

See notes to financial statements.

21

FINANCIAL HIGHLIGHTS (continued)

	Year Ended September 30,
Class C Shares	2019	2018	2017	2016[a]
Per Share Data ($):
Net asset value, beginning of period	24.07	24.94	23.16	22.77
Investment Operations:
Investment (loss)—net[b]	(.06)	(.15)	(.20)	(.01)
Net realized and unrealized gain (loss) on investments	(1.69)	3.32	3.95	.40
Total from Investment Operations	(1.75)	3.17	3.75	.39
Distributions:
Dividends from investment income—net	-	-	(.06)	-
Dividends from net realized gain on investments	(2.74)	(4.04)	(1.91)	-
Total Distributions	(2.74)	(4.04)	(1.97)	-
Net asset value, end of period	19.58	24.07	24.94	23.16
Total Return (%)[c]	(5.76)	14.11	16.49	1.71[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.08	2.19	2.30	2.13[e]
Ratio of net expenses to average net assets	2.08	2.19	2.30	2.13[e]
Ratio of net investment (loss) to average net assets	(.30)	(.67)	(.79)	(.30)[e]
Portfolio Turnover Rate	69.41	84.28	76.86	78.56
Net Assets, end of period ($ x 1,000)	1,815	2,646	27	10

a From August 1, 2016 (commencement of initial offering) to September 30, 2016.
b Based on average shares outstanding.
c Exclusive of sales charge.
d Not annualized.
e Annualized.

See notes to financial statements.

22

	Year Ended September 30,
Class I Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	24.64	25.27	23.20	21.95	28.21
Investment Operations:
Investment income—net[a]	.15	.11	.15	.14	.15
Net realized and unrealized gain (loss) on investments	(1.72)	3.40	3.93	3.11	(.51)
Total from Investment Operations	(1.57)	3.51	4.08	3.25	(.36)
Distributions:
Dividends from investment income—net	(.10)	(.10)	(.10)	(.17)	(.13)
Dividends from net realized gain on investments	(2.74)	(4.04)	(1.91)	(1.83)	(5.77)
Total Distributions	(2.84)	(4.14)	(2.01)	(2.00)	(5.90)
Net asset value, end of period	20.23	24.64	25.27	23.20	21.95
Total Return (%)	(4.72)	15.43	17.98	15.91	(2.05)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.02	1.01	1.03	1.00	.97
Ratio of net expenses to average net assets	1.02	1.01	1.03	1.00	.97
Ratio of net investment income to average net assets	.75	.46	.62	.63	.62
Portfolio Turnover Rate	69.41	84.28	76.86	78.56	76.23
Net Assets, end of period ($ x 1,000)	120,937	215,318	208,377	205,339	255,019

a Based on average shares outstanding.

See notes to financial statements.

23

FINANCIAL HIGHLIGHTS (continued)

	Year Ended September 30,
Class Y Shares	2019	2018	2017	2016[a]
Per Share Data ($):
Net asset value, beginning of period	24.74	25.25	23.20	22.77
Investment Operations:
Investment income (loss)—net[b]	.23	(.04)	.10	.03
Net realized and unrealized gain (loss) on investments	(1.79)	3.57	3.97	.40
Total from Investment Operations	(1.56)	3.53	4.07	.43
Distributions:
Dividends from investment income—net	(.08)	-	(.11)	-
Dividends from net realized gain on investments	(2.74)	(4.04)	(1.91)	-
Total Distributions	(2.82)	(4.04)	(2.02)	-
Net asset value, end of period	20.36	24.74	25.25	23.20
Total Return (%)	(4.67)	15.49	17.93	1.89[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.01	.97	1.00	1.12[d]
Ratio of net expenses to average net assets	1.00	.95	1.00	1.12[d]
Ratio of net investment income (loss) to average net assets	1.23	(.14)	.42	.72[d]
Portfolio Turnover Rate	69.41	84.28	76.86	78.56
Net Assets, end of period ($ x 1,000)	45,631	11	7,427	10

a From August 1, 2016 (commencement of initial offering) to September 30, 2016.
b Based on average shares outstanding.
c Not annualized.
d Annualized.

See notes to financial statements.

24

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Small Cap Value Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds I (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek long-term growth of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

Effective June 3, 2019, the fund changed its name from Dreyfus/The Boston Company Small Cap Value Fund to BNY Mellon Small Cap Value Fund and the Trust changed its name from Dreyfus Investment Funds to BNY Mellon Investment Funds I. In addition, The Dreyfus Corporation, the fund’s investment adviser, changed its name to “BNY Mellon Investment Adviser, Inc.”, MBSC Securities Corporation, the fund’s distributor, changed its name to “BNY Mellon Securities Corporation” and Dreyfus Transfer, Inc., the fund’s transfer agent, changed its name to “BNY Mellon Transfer, Inc.”

As of the close of business on January 19, 2018, pursuant to an Agreement and Plan of Reorganization previously approved by the Trust’s Board of Trustees (the “Board”) and Company’s Board of Directors (the “Acquired Board”), all of the assets, subject to the liabilities, of Dreyfus Stock Funds, Dreyfus Small Cap Equity Fund’s Class A, Class C and Class I shares were transferred to the fund in a tax free exchange at cost basis for Class A, Class C and Class I shares of Beneficial Interest of equal value. The purpose of the transaction was to combine two funds with comparable investment objectives and strategies. Shareholders of Dreyfus Stock Funds, Dreyfus Small Cap Equity Fund’s Class A, Class C and Class I shares received Class A, Class C and Class I shares of the fund, respectively, in an amount equal to the aggregate net asset value of their investment in Dreyfus Stock Funds, Dreyfus Small Cap Equity Fund’s Class A, Class C and Class I shares at the time of the exchange. The net asset value of the fund’s shares on the close of business on January 19, 2018, after the reorganization was $23.30 for Class A, $23.04 for Class C and $23.39 for Class I, and a total of 1,432,564 Class A, 144,830 Class C and 454,425 Class I shares were issued to shareholders of Dreyfus Stock Funds, Dreyfus Small Cap Equity Fund’s Class A, Class C and Class I shares, respectively in the exchange.

25

NOTES TO FINANCIAL STATEMENTS (continued)

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I, Class T and Class Y. Class A, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. As of the date of this report, the fund did not offer Class T shares for purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management

26

estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset

27

NOTES TO FINANCIAL STATEMENTS (continued)

value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2019 in valuing the fund’s investments:

28

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities- Common Stocks	192,025,243	-	-	192,025,243
Exchange-Traded Funds	967,937	-	-	967,937
Investment Companies	6,281,911	-	-	6,281,911

† See Statement of Investments for additional detailed categorizations, if any.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended September 30, 2019, The Bank of New York Mellon earned $22,260 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

29

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended September 30, 2019, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended September 30, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2019, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $992,089, undistributed capital gains $12,177,326 and unrealized appreciation $19,939,662.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2019 and September 30, 2018 were as follows: ordinary income $3,236,138 and $8,916,180, and long-term capital gains $24,449,465 and $23,430,432, respectively.

(f) New Accounting Pronouncements: Effective June 1, 2019, the fund adopted Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. The adoption of ASU 2018-13 had no impact on the operations of the fund for the period ended September 30, 2019.

30

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to October 3, 2018, the unsecured credit facility with Citibank, N.A. was $830 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended September 30, 2019 was approximately $55,890 with a related weighted average annualized interest rate of 3.41%.

NOTE 3—Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the investment advisory fee is computed at the annual rate of .80% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from October 1, 2018 through February 1, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund so that the annual fund operating expenses for Class Y shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.00% of the value of Class Y shares average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $1,180 during the period ended September 30, 2019.

The fund has a Fund Accounting and Administrative Services Agreement (the “Administration Agreement”) with the Adviser, whereby the Adviser performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate the Adviser for providing accounting and recordkeeping services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related

31

NOTES TO FINANCIAL STATEMENTS (continued)

facilities, equipment and clerical help. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06% of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to the Adviser for this service, the Adviser has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both the Adviser’ costs in providing these services and a reasonable allocation of the costs incurred by the Adviser and its affiliates related to the support and oversight of these services. The fund also reimburses the Adviser for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $124,426 during the period ended September 30, 2019.

During the period ended September 30, 2019, the Distributor retained $824 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended September 30, 2019, Class C shares were charged $15,612 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2019, Class A and Class C shares were charged $70,195 and $5,204, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

32

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. The fund had an arrangement with the custodian to receive earnings credits when positive cash balances were maintained, which were used to offset custody fees. Effective February 1, 2019, the arrangement with the custodian changed whereby the fund will no longer receive earnings credits to offset its custody fees and will receive interest income or overdraft fees going forward. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended September 30, 2019, the fund was charged $13,431 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended September 30, 2019, the fund was charged $18,524 pursuant to the custody agreement.

During the period ended September 30, 2019, the fund was charged $11,614 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $128,462, administration fees $9,635, Distribution Plan fees $1,121, Shareholder Services Plan fees $5,674, custodian fees $8,268, Chief Compliance Officer fees $3,378 and transfer agency fees $3,358, which are offset against an expense reimbursement currently in effect in the amount of $591.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

33

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2019, amounted to $143,359,663 and $182,280,101, respectively.

At September 30, 2019, the cost of investments for federal income tax purposes was $179,335,429; accordingly, accumulated net unrealized appreciation on investments was $19,939,662, consisting of $32,182,659 gross unrealized appreciation and $12,242,997 gross unrealized depreciation.

34

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Fund and Board of Trustees of
BNY Mellon Investment Funds I (formerly, Dreyfus Investment Funds):

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Small Cap Value Fund (formerly, Dreyfus/The Boston Company Small Cap Value Fund) (the “Fund”), a series of BNY Mellon Investment Funds I, including the statements of investments and investments in affiliated issuers, as of September 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements), and the financial highlights for each of the years or period in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or period in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more BNY Mellon Investment Adviser, Inc. investment companies since 1994.

New York, New York
November 26, 2019

35

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund reports the maximum amount allowable, but not less than $1,662,486 as ordinary income dividends paid during the year ended September 30, 2019 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than 89.67% of ordinary income dividends paid during the year ended September 30, 2019 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Shareholders will receive notification in early 2020 of the percentage applicable to the preparation of their 2019 income tax returns. The fund reports the maximum amount allowable but not less than $2.4922 per share as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.2442 as a short-term capital gain dividend paid on December 19, 2018 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

36

BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (76)
Chairman of the Board (2008)
Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 120

———————

Francine J. Bovich (68)
Board Member (2011)
Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 70

———————

Andrew J. Donohue (68)
Board Member (2019)
Principal Occupation During Past 5 Years:

• Of Counsel, Shearman & Sterling LLP (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

• Managing Director and Investment Company General Counsel of Goldman Sachs (2012-2015)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 56

———————

Kenneth A. Himmel (72)
Board Member (2008)
Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-Present)

• President and CEO, Related Urban Development, a real estate development company (1996-Present)

• President and CEO, Himmel & Company, a real estate development company (1980-Present)

• CEO, American Food Management, a restaurant company (1983-Present)

No. of Portfolios for which Board Member Serves: 23

———————

37

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Stephen J. Lockwood (72)
Board Member (2008)
Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-Present)

No. of Portfolios for which Board Member Serves: 23

———————

Roslyn M. Watson (70)
Board Member (2008)
Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-Present)

Other Public Company Board Memberships During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 56

———————

Benaree Pratt Wiley (73)
Board Member (2008)
Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-Present)

• Blue Cross Blue Shield of Massachusetts (2004-Present)

No. of Portfolios for which Board Member Serves: 76

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

James M. Fitzgibbons, Emeritus Board Member

38

OFFICERS OF THE FUND (Unaudited)

RENEE LAROCHE-MORRIS, President since May 2019.

President and a director of BNY Mellon Investment Adviser, Inc. since January 2018. She is an officer of 63 investment companies (comprised of 120 portfolios) managed by the Adviser. She is 48 years old and has been an employee of BNY Mellon since 2003.

JAMES WINDELS, Treasurer since December 2008.

Director- BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 61 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 48 years old and has been an employee of the Adviser since June 2015.

DAVID DIPETRILLO, Vice President since May 2019.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 63 investment companies (comprised of 120 portfolios) managed by the Adviser. He is 41 years old and has been an employee of BNY Mellon since 2005.

JAMES BITETTO, Vice President since December 2008 and Secretary since February 2018.

Managing Counsel of BNY Mellon and Secretary of the Adviser, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 53 years old and has been an employee of the Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 32 years old and has been an employee of the Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 29 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 44 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 54 years old and has been an employee of the Adviser since October 1990.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 2004.

39

OFFICERS OF THE FUND (Unaudited) (continued)

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 34 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2008.

Tax Manager - BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2008.

Senior Accounting Manager- BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 55 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since December 2008.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2008.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2008.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (64 investment companies, comprised of 143 portfolios). He is 62 years old and has served in various capacities with the the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 57 investment companies (comprised of 136 portfolios) managed by the Adviser. She is 51 years old and has been an employee of the Distributor since 1997.

40

NOTES

41

For More Information

BNY Mellon Small Cap Value Fund
240 Greenwich Street
New York, NY 10286

Adviser
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor
BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: RUDAX Class C: BOSCX Class I: STSVX Class Y: BOSYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2019 BNY Mellon Securities Corporation 6944AR0919

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $194,830 in 2018 and $210,210 in 2019.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $31,780 in 2018 and $32,320 in 2019. These services consisted of security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2018 and $0 in 2019.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $17,760 in 2018 and $18,000 in 2019. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns.  The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2018 and $0 in 2019.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2018 and $0 in 2019.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2018 and $0 in 2019 .

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $331,000 in 2018 and $463,000 in 2019.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.           Exhibits.

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Investment Funds I

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    November 25, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    November 25, 2019

By:       /s/ James Windels

            James Windels

            Treasurer (Principal Financial Officer)

Date:    November 25, 2019

EXHIBIT INDEX

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)